                                              '33 Act Registration No. 333-46412

--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                         POST-EFFECTIVE AMENDMENT NO. 2

                                   TO FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


                       NATIONWIDE VLI SEPARATE ACCOUNT - 5
                              (EXACT NAME OF TRUST)

                        NATIONWIDE LIFE INSURANCE COMPANY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
              (EXACT NAME AND ADDRESS OF DEPOSITOR AND REGISTRANT)

                               PATRICIA R. HATLER
                                    SECRETARY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)




This Post-Effective Amendment amends the Registration Statement with respect to the Prospectus, the Financial Statements, and Part II.



It is proposed that this filing will become effective (check appropriate box):


[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[ X] on May 1, 2001 pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment
Title of Securities being registered: Last Survivor Flexible Premium Variable Universal Life Insurance Policies

Approximate date of proposed public offering: Continuously on and after May 1, 2001

[ ] Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.
--------------------------------------------------------------------------------

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 ITEM                                CAPTION IN PROSPECTUS
 1........................................Nationwide Life Insurance
 .........................................Company
                                          The Variable Account
 2........................................Nationwide Life Insurance
                                            Company
 3........................................Custodian of Assets
 4........................................Distribution of The Policies
 5........................................The Variable Account
 6........................................Not Applicable
 7........................................Not Applicable
 8........................................Not Applicable
 9........................................Legal Proceedings
10........................................Information About The Policies;
                                          How The Cash Value Varies; Right
                                          to Exchange for a Fixed Benefit
                                          Policy; Reinstatement; Other Policy
                                          Provisions
11........................................Investments of The Variable
                                            Account
12........................................The Variable Account
13........................................Policy Charges
                                          Reinstatement
14........................................Underwriting and Issuance -
                                          Premium Payments
                                          Minimum Requirements for
                                          Issuance of a Policy
15........................................Investments of the Variable
                                          Account; Premium Payments
16........................................Underwriting and Issuance -
                                          Allocation of Cash Value
17........................................Surrendering The Policy for Cash
18........................................Reinvestment
19........................................Not Applicable
20........................................Not Applicable
21........................................Policy Loans
22........................................Not Applicable
23........................................Not Applicable
24........................................Not Applicable
25........................................Nationwide Life Insurance
                                            Company
26........................................Not Applicable
27........................................Nationwide Life Insurance
                                            Company

N-8B-2 ITEM................................CAPTION IN PROSPECTUS

28.........................................Company Management
29.........................................Company Management
30.........................................Not Applicable
31.........................................Not Applicable
32.........................................Not Applicable
33.........................................Not Applicable
34.........................................Not Applicable
35.........................................Nationwide Life Insurance
                                             Company
36.........................................Not Applicable
37.........................................Not Applicable
38.........................................Distribution of The Policies
39.........................................Distribution of The Policies
40.........................................Not Applicable
41(a)......................................Distribution of The Policies
42.........................................Not Applicable
43.........................................Not Applicable
44.........................................How The Cash Value Varies
45.........................................Not Applicable
46.........................................How The Cash Value Varies
47.........................................Not Applicable
48.........................................Custodian of Assets
49.........................................Not Applicable
50.........................................Not Applicable
51.........................................Summary of The Policies;
                                           Information About The Policies
52.........................................Substitution of Securities
53.........................................Taxation of The Company
54.........................................Not Applicable
55.........................................Not Applicable
56.........................................Not Applicable
57.........................................Not Applicable
58.........................................Not Applicable
59.........................................Financial Statements

                        NATIONWIDE LIFE INSURANCE COMPANY

    Last Survivor Flexible Premium Variable Universal Life Insurance Policies

Issued by Nationwide Life Insurance Company through its Nationwide VLI Separate
                                   Account-5


                  The date of this prospectus is May 1, 2001.

--------------------------------------------------------------------------------

This prospectus contains basic information you should know about the policies before investing. Please read it and keep it for future reference.

The following underlying mutual funds are available under the policies:

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
     -    VIP Equity-Income Portfolio: Service Class
     -    VIP Growth Portfolio: Service Class
     -    VIP High Income Portfolio: Service Class*
     -    VIP Overseas Portfolio: Service Class

NATIONWIDE SEPARATE ACCOUNT TRUST
     -    Capital Appreciation Fund
     - Dreyfus NSAT Mid Cap Index Fund (formerly, Nationwide(R) Select Advisers Mid Cap Fund)
     -    Money Market Fund
     -    Nationwide(R) Small Cap Value Fund (subadviser: The Dreyfus
          Corporation)
     - Nationwide(R) Small Company Fund (subadvisers: The Dreyfus Corporation, Neuberger Berman, LLC, Lazard Asset Management, Strong Capital Management, Inc., and Waddell & Reed Investment Management Company)

     - Strong NSAT Mid Cap Growth Fund (formerly, Nationwide(R) Strategic Growth Fund)

     -    Total Return Fund

ONE GROUP(R) INVESTMENT TRUST
     - One Group Investment Trust Balanced Portfolio (formerly, Asset Allocation Fund)
     -    One Group Investment Trust Bond Portfolio
     -    One Group Investment Trust Diversified Equity Portfolio
     -    One Group Investment Trust Diversified Mid Cap Portfolio
     -    One Group Investment Trust Equity Index Portfolio
     -    One Group Investment Trust Government Bond Portfolio
     - One Group Investment Trust Large Cap Growth Portfolio (formerly, Large Company Growth Fund)
     - One Group Investment Trust Mid Cap Growth Portfolio (formerly, Growth Opportunities Fund)
     -    One Group Investment Trust Mid Cap Value Portfolio

W&R TARGET FUNDS, INC.
     -    Asset Strategy Portfolio
     -    Balanced Portfolio
     -    Bond Portfolio
     -    Core Equity Portfolio
     -    Growth Portfolio
     -    High Income Portfolio
     -    International Portfolio
     -    Limited-Term Bond Portfolio
     -    Money Market Portfolio
     -    Science and Technology Portfolio
     -    Small Cap Portfolio

     -    Value Portfolio



*These underlying mutual funds may invest in lower quality debt securities commonly referred to as junk bonds.


In the future, additional underlying mutual funds managed by certain financial institutions or brokerage firms may be added to the variable account. These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm.


For general information or to obtain FREE copies of the:
     - prospectus, annual report or semi-annual report for any underlying mutual fund; and
     -    any required Nationwide forms,


call:

                1-800-547-7548
     TDD        1-800-238-3035

or write:

     NATIONWIDE LIFE INSURANCE COMPANY
     P.O. BOX 182150
     COLUMBUS, OHIO 43218-2150

Material incorporated by reference in this prospectus can be found on the SEC website at:

        www.sec.gov

THIS POLICY:
     -    IS NOT A BANK DEPOSIT
     -    IS NOT FDIC INSURED
     -    IS NOT INSURED OR ENDORSED BY A BANK OR ANY FEDERAL GOVERNMENT AGENCY
     -    IS NOT AVAILABLE IN EVERY STATE
     -    MAY GO DOWN IN VALUE


The life insurance policies offered by this prospectus are flexible premium variable universal life insurance policies. They provide flexibility to vary the amount and frequency of premium payments. A cash surrender value may be offered if the policy is terminated during the lifetime of the insured.

The purpose of this policy is to provide life insurance protection for the beneficiary named in the policy. No claim is made that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

The death benefit and cash value of this policy may vary to reflect the experience of the Nationwide VLI Separate Account-5 (the "variable account") or the fixed account, depending on how premium payments are invested.

Investors assume certain risks when investing in the policies, including the risk of losing money.

Nationwide guarantees the death benefit for as long as the policy is in force. The cash surrender value is not guaranteed. The policy will lapse if the cash surrender value is insufficient to cover policy charges.

Benefits described in this prospectus may not be available in every jurisdiction
- refer to your policy for specific benefit information.

THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

GLOSSARY OF SPECIAL TERMS


ATTAINED AGE- The insured's age on the policy date, plus the number of full years since the policy date.

ACCUMULATION UNIT- An accounting unit of measure used to calculate the cash value of the variable account.

AVERAGE ISSUE AGE- The arithmetic average of the ages of the two insureds at policy issuance.

BASIC COVERAGE- One of the two types of coverage that comprise the specified amount. The other type is supplemental coverage.

CASH VALUE- Cash value is the sum of the value of the assets in the sub-accounts, the fixed account and any amount in the Policy Loan Account.

FIXED ACCOUNT- An investment option which is funded by the general account of Nationwide.

GENERAL ACCOUNT- All assets of Nationwide other than those of the variable account or in other separate accounts that have been or may be established by Nationwide.

IRS GUIDELINE LEVEL PREMIUM- The amount of level annual premium, calculated in accordance with the provisions of the Internal Revenue Code, guaranteed mortality and expense charges, and an interest rate of 4%.

MATURITY DATE- The policy anniversary on or next following the younger insured's 100th birthday.

NATIONWIDE- Nationwide Life Insurance Company.

NET AMOUNT AT RISK- The death benefit minus the cash value calculated at the beginning of each policy month.

NET PREMIUMS- Net premiums are equal to the actual premiums minus the percent of premium charges. The percent of premium charges are shown on the policy data page.

SEC GUIDELINE LEVEL PREMIUM- The level annual premiums required to mature the policy under reasonable mortality and expense charges with an annual effective interest rate of 5%. It is calculated pursuant to Rule 6e-3(T) of the Investment Company Act of 1940.

SPECIFIED AMOUNT- The base benefit of the policy for which the death benefit will be calculated.

SUB-ACCOUNTS- Divisions of the variable account to which underlying mutual fund shares are allocated and for which accumulation units are separately maintained.

SUPPLEMENTAL COVERAGE- One of the two types of coverage that comprise the specified amount. Supplemental coverage can never exceed 90% of the specified amount. Supplemental coverage is not available in New York or New Jersey.

VALUATION PERIOD - Each day the New York Stock Exchange is open.

VARIABLE ACCOUNT- Nationwide VLI Separate Account-5, a separate account of Nationwide that contains variable account allocations. The variable account is divided into sub-accounts, each of which invests in shares of a separate underlying mutual fund.

TABLE OF CONTENTS


GLOSSARY OF SPECIAL TERMS..........................

SUMMARY OF POLICY EXPENSES.........................

UNDERLYING MUTUAL FUND ANNUAL EXPENSES.............

SYNOPSIS OF THE POLICIES...........................

NATIONWIDE LIFE INSURANCE COMPANY..................

NATIONWIDE INVESTMENT SERVICES
     CORPORATION...................................

WADDELL & REED, INC................................

INVESTING IN THE POLICY............................
     The Variable Account and Underlying Mutual Funds
     The Fixed Account

INFORMATION ABOUT THE POLICIES.....................
     Minimum Requirements for Policy Issuance
     Premium Payments
     Death Benefit Guarantees
     Pricing

POLICY CHARGES.....................................
     Sales Load
     Tax Expense Charge
     Surrender Charges
     Monthly Cost of Insurance
     Monthly Administrative Charge
     Mortality and Expense Risk Charge

     Federal Income Tax

     Reduction of Charges

SURRENDERING THE POLICY FOR CASH...................
     Surrender (Redemption)
     Cash Surrender Value
     Partial Surrenders
     Income Tax Withholding

VARIATION IN CASH VALUE............................

POLICY PROVISIONS..................................
     Policy Owner
     Beneficiary
     Changes in Existing Insurance Coverage

OPERATION OF THE POLICY............................
     Allocation of Net Premium and Cash Value
     How the Investment Experience is Determined
     Net Investment Factor
     Determining the Cash Value
     Transfers

RIGHT TO REVOKE....................................

POLICY LOANS.......................................
     Taking a Policy Loan
     Effect on Investment Performance

     Loan Interest

     Effect on Death Benefit and Cash Value
     Repayment

ASSIGNMENT.........................................

POLICY OWNER SERVICES..............................
     Dollar Cost Averaging

DEATH BENEFIT INFORMATION..........................
     Calculation of the Death Benefit
     Changes in the Death Benefit Option
     Proceeds Payable on Death
     Incontestability
     Error in Age or Sex
     Suicide
     Maturity Proceeds

RIGHT OF CONVERSION................................

GRACE PERIOD.......................................
     Grace Period without Death Benefit
         Guarantees
     Lifetime Guaranteed Policy Continuation
     Limited Guaranteed Policy Continuation
     Reinstatement

TAX MATTERS........................................
     Policy Proceeds
     Withholding
     Federal Estate and Generation-Skipping
         Transfers Taxes
     Non-Resident Aliens
     Taxation of Policy Split Option Rider
     Description of Cash Value Accumulation
         Test and Guideline Premium Cash
         Value Corridor Test
     Taxation of Nationwide
     Tax Changes

LEGAL CONSIDERATIONS...............................

STATE REGULATION...................................

REPORTS TO POLICY OWNERS...........................

ADVERTISING........................................

LEGAL PROCEEDINGS..................................

EXPERTS............................................

REGISTRATION STATEMENT.............................

DISTRIBUTION OF THE POLICIES.......................


ADDITIONAL INFORMATION ABOUT
     NATIONWIDE....................................


APPENDIX A: OBJECTIVES FOR UNDERLYING
     MUTUAL FUNDS..................................

APPENDIX B: ILLUSTRATIONS OF CASH VALUES,
     CASH SURRENDER VALUES, AND DEATH
     BENEFITS FOR WADDELL & REED
     SURVIVORSHIP LIFE INSURANCE POLICIES..........

APPENDIX B: ILLUSTRATIONS OF CASH VALUES,
     CASH SURRENDER VALUES, AND DEATH
     BENEFITS FOR ONE GROUP SURVIVORSHIP
     LIFE INSURANCE POLICIES.......................

APPENDIX C: PERFORMANCE SUMMARY
    INFORMATION...................................

SUMMARY OF POLICY EXPENSES



Nationwide deducts certain charges from the policy. Charges are made for administrative and sales expenses, tax expenses, providing life insurance protection and assuming the mortality and expense risks (see "Policy Charges").



DEDUCTIONS FROM PREMIUM PAYMENTS



Nationwide deducts a sales load and a premium expense charge from each premium payment received. The sales load is guaranteed never to exceed 1.5% for each premium payment. Currently, the sales load is 1.5% for policy years 1 through 10 and 0.5% thereafter.



The tax expense charge is approximately 3.5% of premiums for all states (see "Sales Load" and "Tax Expense Charges").



MONTHLY DEDUCTIONS FROM THE POLICY'S CASH VALUE



Monthly Cost of Insurance



The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. The net amount at risk is the difference between the death benefit and the policy's cash value as calculated at the beginning of each policy month. This deduction is charged proportionately to the cash value in each sub-account and the fixed account (see "Monthly Cost of Insurance").



Monthly Administrative Charge



An administrative charge is deducted monthly on a proportionate basis from the cash value in each sub-account and the fixed account. This charge is the sum of the per policy charge and the per $1,000 basic charge. The per policy charge is equal to:
     -    $10 per month in the first policy year;
     - $5 per month in policy years 2 through 20 if the specified amount is equal to or more than $150,000;
     - $3 per month in policy years 2 through 20 if the specified amount is less than $150,000;
     -    $0 per month in policy years 21 and after.



The per $1,000 basic coverage charge is determined for the first 3 policy years. This monthly charge is derived as the sum of the charges for both insureds per the following table:





 AVERAGE ISSUE AGE   CURRENT FEE PER    GUARANTEED FEE
                        $1,000 OF       PER $1,000 OF
                      INITIAL BASIC     INITIAL BASIC
                         COVERAGE          COVERAGE
        21                 $0.06             $0.10
        22                 $0.06             $0.10
        23                 $0.06             $0.10
        24                 $0.06             $0.10
        25                 $0.06             $0.10
        26                 $0.06             $0.11
        27                 $0.06             $0.12
        28                 $0.06             $0.13
        29                 $0.06             $0.14
        30                 $0.08             $0.15
        31                 $0.10             $0.16
        32                 $0.10             $0.16
        33                 $0.11             $0.16
        34                 $0.11             $0.16
        35                 $0.11             $0.16
        36                 $0.12             $0.16
        37                 $0.13             $0.16
        38                 $0.14             $0.16
        39                 $0.15             $0.17
        40                 $0.16             $0.18
        41                 $0.16             $0.18
        42                 $0.16             $0.18
        43                 $0.16             $0.18
        44                 $0.16             $0.18
        45                 $0.16             $0.18
        46                 $0.17             $0.19
        47                 $0.18             $0.20
        48                 $0.19             $0.21
        49                 $0.20             $0.22
        50                 $0.20             $0.23
        51                 $0.21             $0.24
        52                 $0.21             $0.25
        53                 $0.22             $0.26
        54                 $0.22             $0.27
        55                 $0.23             $0.28
        56                 $0.23             $0.29
        57                 $0.24             $0.30
        58                 $0.24             $0.31
        59                 $0.25             $0.32
        60                 $0.25             $0.33
        61                 $0.25             $0.34
        62                 $0.25             $0.35
        63                 $0.25             $0.36
        64                 $0.25             $0.37
        65                 $0.25             $0.38
        66                 $0.25             $0.39
        67                 $0.25             $0.40
        68                 $0.25             $0.40

 AVERAGE ISSUE AGE   CURRENT FEE PER    GUARANTEED FEE
                        $1,000 OF       PER $1,000 OF
                      INITIAL BASIC     INITIAL BASIC
                         COVERAGE          COVERAGE
         69                 $0.25             $0.40
         70                 $0.25             $0.40
         71                 $0.25             $0.40
         72                 $0.25             $0.40
         73                 $0.25             $0.40
         74                 $0.25             $0.40
         75                 $0.25             $0.40
         76                 $0.25             $0.40
         77                 $0.25             $0.40
         78                 $0.25             $0.40
         79                 $0.25             $0.40
         80                 $0.25             $0.40
         81                 $0.25             $0.40
         82                 $0.25             $0.40
         83                 $0.25             $0.40
         84                 $0.25             $0.40
         85                 $0.25             $0.40




The maximum monthly charge is $750. The per $1,000 of basic coverage charge is $0 after the third policy year (see "Monthly Administrative Charge").




Mortality and Expense Risk Charge



A mortality and expense risk charge is deducted from the variable account on a monthly basis. Mortality and expense risk deductions will be charged proportionately to the cash value in each sub-account. The charge varies depending on the variable account value as follows:



VARIABLE ACCOUNT   MORTALITY AND         MORTALITY AND
VALUE              EXPENSE RISK CHARGE   EXPENSE RISK CHARGE
                   - YEARS 0 THROUGH 15  - YEARS 16 AND AFTER
Less than $25,000         0.60%                 0.60%
$25,000 to                0.30%                 0.10%
 $249,999
$250,000 or more          0.10%                 0.10%



See "Mortality and Expense Risk Charge" later in this prospectus for additional information.



SURRENDER CHARGES



Nationwide deducts a surrender charge from the cash value of the policy if the policy is surrendered during the first 9 policy years. The maximum surrender charge varies by the issue ages, sexes and underwriting classifications of the insureds and is calculated based on the initial basic coverage on the policy date.



The following table illustrates the maximum surrender charge per $1,000 of initial basic coverage for policies issued to a male non-smoking preferred and a female non-smoking other than preferred based on a $1 million specified amount:



                           MAXIMUM SURRENDER CHARGES
        AVERAGE ISSUE AGE           PER $1,000 OF INITIAL BASIC
                                             COVERAGE
               35                              $5.41
               45                              $8.40
               55                              $11.19
               65                              $15.64
               75                              $22.95



The surrender charge is comprised of an underwriting component and a sales component. The underwriting component varies by average issue age as follows:



                             UNDERWRITING COMPONENT
        AVERAGE ISSUE AGE           PER $1,000 OF INITIAL BASIC
                                            COVERAGE
        Age 0 Through 39                       $4.00
      Age 40 Through Age 49                    $6.00
      Age 50 Through Age 59                    $7.00
      Age 60 Through Age 85                    $8.00



The sales component varies by average issue age as follows:
                             MAXIMUM SALES COMPONENT
        AVERAGE ISSUE AGE           PER $1,000 OF INITIAL BASIC
                                             COVERAGE
               35                              $1.41
               45                              $2.40
               55                              $4.19
               65                              $7.64
               75                              $14.95



Surrender charges are reduced beginning in the third policy year. The percentage of the surrender charge assessed is reflected in the following chart:



  POLICY YEAR(S)      PERCENTAGE OF SURRENDER CHARGE
         1                         100%
         2                         100%
         3                          90%
         4                          80%
         5                          70%
         6                          60%
         7                          50%
         8                          40%
         9                          30%
   10 and After                     0%



See "Surrender Charges" later in this prospectus for additional information.

                     UNDERLYING MUTUAL FUND ANNUAL EXPENSES
      (as a percentage of underlying mutual fund net assets, after expense reimbursement)


                                                 Management Fees    Other                      Total Underlying
                                                                  Expenses     12b-1 Fees    Mutual Fund Expenses
Fidelity VIP Equity-Income Portfolio:  Service        0.48%         0.08%        0.10%               0.66%
Class(1)
Fidelity VIP Growth Portfolio:  Service Class(1)      0.57%         0.09%        0.10%               0.76%
Fidelity VIP High Income Portfolio:  Service          0.58%         0.10%        0.10%               0.78%
Class
Fidelity VIP Overseas Portfolio: Service Class(1)     0.72%         0.17%        0.10%               0.99%
NSAT Capital Appreciation Fund                        0.60%         0.20%        0.00%               0.80%
NSAT Dreyfus NSAT Mid Cap Index Fund (formerly,       0.50%         0.15%        0.00%               0.65%
NSAT Nationwide Mid Cap Index Fund)
NSAT Money Market Fund                                0.39%         0.16%        0.00%               0.55%
NSAT Nationwide Small Cap Value Fund                  0.90%         0.15%        0.00%               1.05%
NSAT Nationwide Small Company Fund                    0.93%         0.28%        0.00%               1.21%
NSAT Strong NSAT Mid Cap Growth Fund (formerly,       0.90%         0.10%        0.00%               1.00%
NSAT Nationwide Strategic Growth Fund)
NSAT Total Return Fund                                0.58%         0.20%        0.00%               0.78%
One Group Investment Trust Balanced Portfolio         0.70%         0.20%        0.00%               0.90%
(formerly, Asset Allocation Fund)
One Group Investment Trust Bond Portfolio             0.55%         0.20%        0.00%               0.75%
One Group Investment Trust Diversified Equity         0.74%         0.21%        0.00%               0.95%
Portfolio
One Group Investment Trust Diversified Mid Cap        0.70%         0.25%        0.00%               0.95%
Portfolio
One Group Investment Trust Equity Index               0.30%         0.25%        0.00%               0.55%
Portfolio
One Group Investment Trust Government Bond            0.45%         0.22%        0.00%               0.67%
Portfolio
One Group Investment Trust Large Cap Growth           0.65%         0.20%        0.00%               0.85%
Portfolio (formerly, Large Company Growth Fund)
One Group Investment Trust Mid Cap Growth             0.65%         0.22%        0.00%               0.87%
Portfolio (formerly, Growth Opportunities Fund)
One Group Investment Trust Mid Cap Value              0.69%         0.26%        0.00%               0.95%
Portfolio
W&R Target Funds, Inc. - Asset Strategy               0.70%         0.13%        0.23%               1.06%
Portfolio
W&R Target Funds, Inc. - Balanced Portfolio           0.70%         0.05%        0.25%               1.00%
W&R Target Funds, Inc. - Bond Portfolio               0.53%         0.06%        0.25%               0.84%
W&R Target Funds, Inc. - Core Equity Portfolio        0.70%         0.03%        0.25%               0.98%
W&R Target Funds, Inc. - Growth Portfolio             0.69%         0.02%        0.25%               0.96%
W&R Target Funds, Inc. - High Income Portfolio        0.63%         0.08%        0.25%               0.96%
W&R Target Funds, Inc. - International Portfolio      0.85%         0.13%        0.25%               1.23%
W&R Target Funds, Inc. - Limited-Term Bond            0.50%         0.15%        0.25%               0.90%
Portfolio
W&R Target Funds, Inc. - Money Market Portfolio       0.40%         0.10%        0.25%               0.75%
W&R Target Funds, Inc. - Science and Technology       0.85%         0.04%        0.25%               1.14%
Portfolio
W&R Target Funds, Inc. - Small Cap Portfolio          0.85%         0.03%        0.25%               1.13%
W&R Target Funds, Inc. - Value Portfolio(2)           0.70%         0.10%        0.25%               1.05%



(1)Actual Annual Class Operating expenses were lower because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund's expenses, and/or because through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balance were used to reduce a portion of the Fund's custodian expenses.
(2)Estimated fee expenses.

The expenses shown above are deducted by the underlying mutual fund before it provides Nationwide with the daily net asset value. Nationwide then deducts applicable variable account charges from the net asset value to calculate the unit value of the corresponding sub-account. The management fees and other expenses are more fully described in the prospectus for each underlying mutual fund. Information relating to the underlying mutual funds was provided by the underlying mutual funds and not independently verified by Nationwide.

Some underlying mutual funds are subject to fee waivers and expense reimbursements. The following chart shows what the expenses would have been for such funds without fee waivers and expense reimbursements.


                                                    Management    Other                         Total Underlying
                                                       Fees        Expenses     12b-1 Fees    Mutual Fund Expenses
NSAT Capital Appreciation Fund                         0.60%        0.23%         0.00%                0.83%
NSAT Dreyfus Mid Cap Index Fund (formerly, NSAT        0.50%        0.40%         0.00%                0.90%
Nationwide Mid Cap Index Fund)
NSAT Money Market Fund                                 0.39%        0.22%         0.00%                0.61%
NSAT Nationwide Small Cap Value Fund                   0.90%        0.30%         0.00%                1.20%
NSAT Strong NSAT Mid Cap Growth Fund (formerly,        0.90%        0.27%         0.00%                1.17%
NSAT Nationwide Strategic Growth Fund)
NSAT Total Return Fund                                 0.58%        0.23%         0.00%                0.81%
One Group Investment Trust Bond Portfolio              0.60%        0.20%         0.00%                0.80%
One Group Investment Trust Diversified Mid Cap         0.74%        0.25%         0.00%                0.99%
Portfolio
One Group Investment Trust Mid Cap Value               0.74%        0.26%         0.00%                1.00%
 Portfolio

SYNOPSIS OF THE POLICIES

The policy offered by this prospectus provides for life insurance coverage on two insureds. Nationwide pays the death proceeds on the death of the last surviving insured. The death benefit and cash value of the policy may increase or decrease to reflect the performance of the investment options chosen by the policy owner (see "Death Benefit Information").

CASH SURRENDER VALUE

The cash surrender value increases or decreases daily to reflect the investment experience of the variable account and the daily crediting of interest in the fixed account and the policy loan account. The cash surrender value equals the policy's cash value, determined the next business date after the date Nationwide receives a proper written request for surrender and the policy (or a lost policy form), minus any charges, indebtedness or other deductions due on that date, which may also include a surrender charge.

PREMIUMS

The initial premium is shown on the policy data page. Additional premium payments may be made at any time while the policy is in force. Each premium payment must be at least $50.

TAXATION

The policies described in this prospectus meet the definition of "life insurance" under Section 7702 of the Internal Revenue Code. Nationwide will monitor compliance with the tests provided by Section 7702 to insure the policies continue to receive this favored tax treatment (see "Tax Matters").

NONPARTICIPATING POLICIES

The policies are nonparticipating policies on which no dividends are payable. The policies do not share in the profits or surplus earnings of Nationwide.

RIDERS

A rider may be added to the policy (availability varies by state).


Riders currently include:
     -    Estate Protection;
     -    Maturity Extension Endorsement (not available in New York);
     -    Maturity Extension for Specified Amount (not available in New York);
          and
     -    Policy Split Option.


These riders are not available in the State of New Jersey.

POLICY CANCELLATION


Policy owners may return the policy for any reason within certain time periods in accordance with applicable law and Nationwide will refund the policy value or the amount required by law (see "Right to Revoke").


NATIONWIDE LIFE INSURANCE COMPANY

Nationwide is a stock life insurance company organized under the laws of the State of Ohio in March 1929 with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is a provider of life insurance, annuities and retirement products. It is admitted to do business in all states, the District of Columbia and Puerto Rico.

CUSTODIAN OF ASSETS

Nationwide serves as the custodian of the assets of the variable account.

OTHER CONTRACTS ISSUED BY NATIONWIDE


Nationwide offers variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of Nationwide.


NATIONWIDE INVESTMENT SERVICES CORPORATION

The policies are distributed by Nationwide Investment Services Corporation ("NISC"), Two Nationwide Plaza, Columbus, Ohio 43215. (For policies issued in the State of Michigan, all references to NISC will mean Nationwide Investment Svcs. Corporation.) NISC is a wholly owned subsidiary of Nationwide.

WADDELL & REED, INC.

The policies are distributed by Waddell & Reed, Inc., 6300 Lamar Ave., Overland Park, KS 66202.

INVESTING IN THE POLICY

THE VARIABLE ACCOUNT AND UNDERLYING MUTUAL FUNDS

Nationwide VLI Separate Account-5 is a separate account that invests in the underlying mutual fund options listed in Appendix A. Nationwide established the separate account on May 21, 1998, pursuant to Ohio law. Although the separate account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the variable account.

Income, gains, and losses credited to, or charged against the variable account reflect the variable account's own investment experience and not the investment experience of Nationwide's other assets. The variable account's assets are held separately from Nationwide's assets and in general are not chargeable with liabilities incurred in any other business of Nationwide. Nationwide is obligated to pay all amounts promised to policy owners under the policies.

The variable account is divided into sub-accounts. Policy owners elect to have net premiums allocated among the sub-accounts and the fixed account at the time of application.

Nationwide uses the assets of each sub-account to buy shares of the underlying mutual funds based on policy owner instructions. A policy's investment performance depends upon the performance of the underlying mutual fund options chosen by the policy owner.

Each underlying mutual fund's prospectus contains more detailed information about that fund. Prospectuses for the underlying mutual funds should be read in conjunction with this prospectus.

Underlying mutual funds in the variable account are NOT publicly traded mutual funds. They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

The investment advisers of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives. However the underlying mutual funds are NOT directly related to any publicly traded mutual fund. Policy owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the variable account. The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

Changes of Investment Policy

Nationwide may materially change the investment policy of the variable account. Nationwide must inform policy owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the policy owners or if it renders Nationwide's operations hazardous to the public. If a policy owner objects, the policy owner may, upon written request, transfer all sub-account cash values to the fixed account. The policy owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of the change to make the transfer. Nationwide will not assess a charge for this transfer.

Voting Rights

Policy owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights. Nationwide will vote policy owner shares at special shareholder meetings based on policy owner instructions. However, if the law changes allowing Nationwide to vote in its own right, it may elect to do so.

Policy owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholder's vote as soon as possible prior to the shareholder meeting. Notification will contain proxy materials, and a form to return to Nationwide with voting instructions. Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a policy owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the net asset value of that underlying mutual fund. Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide. Nationwide does not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interests of the variable account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the contract owners and those of other companies. If a material conflict occurs, Nationwide will take whatever steps are necessary to protect contract owners and variable annuity payees, including withdrawal of the variable account from participation in the underlying mutual fund(s) involved in the conflict.

Substitution of Securities

Nationwide may substitute, eliminate and/or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occur:

1) shares of a current underlying mutual fund option are no longer available for investment; or

2)   further investment in an underlying mutual fund option is inappropriate.

No substitution, elimination, and/or combination of shares may take place without the prior approval of the SEC and state insurance departments.

THE FIXED ACCOUNT


The fixed account is an investment option that is funded by assets of Nationwide's general account. The general account contains all of Nationwide's assets other than those in this and other Nationwide separate accounts. The general account is used to support Nationwide's annuity and insurance obligations and may contain compensation for mortality and expense risks. Purchase payments will be allocated to the fixed account by election of the contract owner.



Under exemptive and exclusionary provisions, Nationwide's general account has not been registered under the Securities Act of 1933 and has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interest therein is subject to the provisions of these Acts. The general account is not subject to the same laws as the variable account and the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. However, information relating to the fixed account is subject to federal securities laws relating to the accuracy and completeness of statements made by prospectus disclosure.


The investment income earned by the fixed account will be allocated to the contracts at varying rate(s) set by Nationwide. The guaranteed rate for any purchase payment will be effective for not less than three months. Nationwide guarantees that the rate will not be less than 3.0% per year.

Any interest in excess of 3.0% will be credited to fixed account allocations at Nationwide's sole discretion. The contract owner assumes the risk that interest credited to fixed account allocations may not exceed the minimum guarantee of 3.0% for any given year.

New premium payments deposited to the contract which are allocated to the fixed account may receive a different rate of interest than amounts transferred from the sub-accounts to the fixed account and amounts maturing in the fixed account.

INFORMATION ABOUT THE POLICIES

MINIMUM REQUIREMENTS FOR POLICY ISSUANCE

This policy provides life insurance coverage with the flexibility to vary the amount and frequency of premium payments. At policy issuance, the policy owner selects the premium and specified amount, which consists of basic coverage and supplemental coverage, if any. The proportion of supplemental coverage is irrevocable. A policy owner can apply to increase or decrease the specified amount no more than once per policy year.

The minimum specified amount is $100,000. Supplemental coverage cannot exceed 90% of the specified amount.

Supplemental coverage differs from basic coverage in several respects:

     1) supplemental coverage has lower cost of insurance rates, on a current basis;

     2)   supplemental coverage has no surrender charges; and

     3) supplemental coverage has no monthly per unit charge, on a current basis.

Supplemental coverage is not available for policies issued in the State of New York.

Policies may be issued to insureds at ages consistent with Nationwide's underwriting guidelines. Before issuing any policy, Nationwide requires satisfactory evidence of insurability which may include medical examinations.

PREMIUM PAYMENTS

Each premium payment must be at least $50. The initial premium is payable in full at Nationwide's home office or to an authorized agent of Nationwide.

Upon payment of the initial premium, temporary insurance may be provided. Issuance of the continuing insurance coverage is dependent upon completion of all underwriting requirements, payment of initial premium, and delivery of the policy while both insureds are still living.

Additional premium payments may be made at any time while the policy is in force, subject to the following conditions:

     - Nationwide may require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk;

     - premium payments in excess of the premium limit established by the IRS to qualify the policy as a contract for life insurance will be refunded; and
     - Nationwide may require policy indebtedness be repaid prior to accepting any additional premium payments.

Additional premium payments or other changes to the policy may jeopardize the policy's non-modified endowment status. Nationwide will monitor premiums paid and other policy transactions and will notify the policy owner when non-modified endowment contract status is in jeopardy.

Nationwide will send scheduled premium payment reminder notices to policy owners according to the premium mode shown on the policy data page.

DEATH BENEFIT GUARANTEES

Lifetime Guaranteed Policy Continuation

The policy will not lapse if cumulative premiums, less any indebtedness and partial withdrawals are greater than or equal to cumulative Lifetime Guaranteed Policy Continuation premiums (see "Grace Period").

Limited Guaranteed Policy Continuation

The policy will not lapse during the Limited Guaranteed Policy Continuation period if cumulative premiums, less any indebtedness and partial withdrawals, are greater than or equal to cumulative Limited Guaranteed Policy Continuation premiums. The Limited Guaranteed Policy Continuation period runs from the policy issue date to the policy anniversary on or next following the younger insured's 75th birthday (see "Grace Period").

PRICING

Premiums will not be priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:

-    New Year's Day
-    Martin Luther King, Jr. Day
-    Presidents' Day
-    Good Friday
-    Memorial Day
-    Independence Day
-    Labor Day
-    Thanksgiving
-    Christmas

Nationwide also will not price purchase payments if:

1)   trading on the New York Stock Exchange is restricted;

2) an emergency exists making disposal or valuation of securities held in the variable account impracticable; or

3) the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist. If Nationwide is closed on days when the New York Stock Exchange is open, policy value may be affected since the policy owner would not have access to their account.


POLICY CHARGES

SALES LOAD


Nationwide deducts a sales load from each premium payment received. The sales load is guaranteed never to exceed 1.5% of each premium payment. The sales load is 1.5% for policy years 1 through 10 and 0.5% thereafter.


The total sales load actually deducted from any policy will be equal to the sum of this front-end sales load plus any sales surrender charge.

TAX EXPENSE CHARGES

A charge equal to 3.5% is deducted from all premium payments when the premium payment is received in order to compensate Nationwide for certain administrative expenses which are incurred by Nationwide for taxes, which include premium or other taxes, imposed by various state and local jurisdictions, as well as federal taxes imposed under Section 848 of the Internal Revenue Code. These tax expenses to Nationwide consist of two components:

1)  a tax rate of 2.25% for state and local premium or other taxes; and

2)  a tax rate of 1.25% for federal taxes.

The amount charged may be more or less than the amount actually assessed by the state in which a particular policy owner lives.

Nationwide does not expect to make a profit from these charges.

SURRENDER CHARGES

Nationwide deducts a surrender charge from the cash value of any policy surrendered during the first 9 policy years. The charge is deducted proportionally from the cash value in each sub-account and the fixed account.

The maximum surrender charge varies by the issue ages, sexes, and underwriting classifications of the insureds and is calculated based on the initial basic coverage on the policy date.

The following table illustrates the maximum surrender charge per $1,000 of initial basic coverage for policies which are issued on a male non-tobacco preferred and a female non-tobacco other than preferred basis (see "Appendix B:
Illustrations of Cash Values, Cash

Surrender Values, and Death Benefits" for specific examples) based on $1 million specified amount.

                            MAXIMUM SURRENDER CHARGES

                                            PER $1,000 OF INITIAL
         AVERAGE ISSUE AGE                      BASIC COVERAGE
         -----------------                      --------------
                35                                  $5.41
                45                                  $8.40
                55                                 $11.19
                65                                 $15.64
                75                                 $22.95

The surrender charge is comprised of two components:

     -    an underwriting component; and
     -    a sales component.

The underwriting component varies by average issue age in the following manner:

                             UNDERWRITING COMPONENT


                                           PER $1,000 OF INITIAL
         AVERAGE ISSUE AGE                     BASIC COVERAGE
         -----------------                     --------------
         Age 0 Through 39                           $4.00
         Age 40 Through 49                          $6.00
         Age 50 Through 59                          $7.00
         Age 60 Through 85                          $8.00


The underwriting component is designed to cover the administrative expenses associated with underwriting and issuing policies, including the costs of:

     -    processing applications;
     -    conducting medical exams;
     -    determining insurability and the insureds' underwriting class; and
     -    establishing policy records.

The remainder of the surrender charge that is not attributable to the underwriting component represents the sales component. The purpose of the sales component is to reimburse Nationwide for some of the expenses incurred in the distribution of the policies.

In no event will this component exceed 23.75% of the lesser of the SEC Guideline Level Premium required in the first year or the premiums actually paid in the first year.

The following table illustrates the maximum sales surrender charge per $1,000 of initial basic coverage based on a policy issued on a male non-tobacco preferred and a female non-tobacco other than preferred basis.

                             MAXIMUM SALES COMPONENT

                                          PER $1,000 OF INITIAL
      AVERAGE ISSUE AGE                       BASIC COVERAGE
      -----------------                       --------------
             35                                 $ 1.41
             45                                 $ 2.40
             55                                 $ 4.19
             65                                 $ 7.64
             75                                 $14.95

Nationwide does not expect to profit from the surrender charge. The surrender charge may be insufficient to recover certain expenses related to the sale of the policies. Unrecovered expenses are born by Nationwide's general assets which may include profits, if any, from mortality and expense risk charges. Additional premiums and/or income earned on assets in the variable account have no effect on the maximum surrender charges.

The surrender charge does not apply to decreases in specified amount.

Reductions to Surrender Charges

Surrender charges are reduced in subsequent policy years as follows:


      POLICY YEAR(S)                      PERCENTAGE OF
      --------------                     SURRENDER CHARGE
                                         ----------------
             1                                100%
             2                                100%
             3                                 90%
             4                                 80%
             5                                 70%
             6                                 60%
             7                                 50%
             8                                 40%
             9                                 30%
       10 and After                             0%


MONTHLY COST OF INSURANCE

The monthly cost of insurance charge reflects the anticipated mortality of both insureds and the fact that the death benefit is not payable until the death of the last surviving insured.

The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. The net amount at risk is the difference between the death benefit and the policy's cash value, as calculated at the beginning of each policy month. This deduction is charged proportionately to the cash value in each sub-account and the fixed account.

Monthly cost of insurance rates will not exceed those guaranteed in the policy. Guaranteed cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980

CSO). Guaranteed cost of insurance rates for policies issued on a substandard basis are based on appropriate multiples of the 1980 CSO. These mortality tables are sex distinct. In addition, separate mortality tables will be used for tobacco and non-tobacco.

The rate class of an insured may affect the cost of insurance rate. Nationwide currently places insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk. In an otherwise identical policy, an insured in the standard rate class will have a lower cost of insurance than an insured in a rate class with higher mortality risks.

MONTHLY ADMINISTRATIVE CHARGE

Nationwide deducts a monthly administrative expense charge proportionately from the cash value in each sub-account and the fixed account. This charge reimburses Nationwide for certain actual expenses related to maintenance of the policies including accounting and record keeping, and periodic reporting to policy owners. Nationwide does not expect to recover any amount in excess of aggregate maintenance expenses from this charge.

This charge is the sum of the per policy charge and the per $1,000 basic coverage. The per policy charge is equal to:

-    $10 per month in the first policy year;
- $5 per month in policy years 2 through 20 if the specified amount is equal to or greater than $150,000;
- $3 per month in policy years 2 through 20 if the specified amount is less than $150,000; and

-    $0 per month in policy years 21 and after.



The per $1,000 basic coverage charge is determined for the first 3 policy years. This monthly charge is derived as the sum of the charges for both insureds per the following table:




    AVERAGE ISSUE AGE       CURRENT FEE PER $1,000     GUARANTEED FEE PER
                               OF INITIAL BASIC        $1,000 OF INITIAL
                                   COVERAGE              BASIC COVERAGE
    ---------------------------------------------------------------------
            21                       $0.06                   $0.10
            22                       $0.06                   $0.10
            23                       $0.06                   $0.10
            24                       $0.06                   $0.10
            25                       $0.06                   $0.10
            26                       $0.06                   $0.11
            27                       $0.06                   $0.12
            28                       $0.06                   $0.13
            29                       $0.06                   $0.14
            30                       $0.08                   $0.15
            31                       $0.10                   $0.16
            32                       $0.10                   $0.16
            33                       $0.11                   $0.16
            34                       $0.11                   $0.16
            35                       $0.11                   $0.16
            36                       $0.12                   $0.16
            37                       $0.13                   $0.16
            38                       $0.14                   $0.16
            39                       $0.15                   $0.17
            40                       $0.16                   $0.18
            41                       $0.16                   $0.18
            42                       $0.16                   $0.18
            43                       $0.16                   $0.18
            44                       $0.16                   $0.18
            45                       $0.16                   $0.18
            46                       $0.17                   $0.19
            47                       $0.18                   $0.20
            48                       $0.19                   $0.21
            49                       $0.20                   $0.22
            50                       $0.20                   $0.23
            51                       $0.21                   $0.24
            52                       $0.21                   $0.25
            53                       $0.22                   $0.26
            54                       $0.22                   $0.27
            55                       $0.23                   $0.28
            56                       $0.23                   $0.29
            57                       $0.24                   $0.30
            58                       $0.24                   $0.31
            59                       $0.25                   $0.32
            60                       $0.25                   $0.33
            61                       $0.25                   $0.34
            62                       $0.25                   $0.35
            63                       $0.25                   $0.36
            64                       $0.25                   $0.37
            65                       $0.25                   $0.38
            66                       $0.25                   $0.39
            67                       $0.25                   $0.40
            68                       $0.25                   $0.40
            69                       $0.25                   $0.40
            70                       $0.25                   $0.40
            71                       $0.25                   $0.40
            72                       $0.25                   $0.40
            73                       $0.25                   $0.40
            74                       $0.25                   $0.40
            75                       $0.25                   $0.40
            76                       $0.25                   $0.40
            77                       $0.25                   $0.40
            78                       $0.25                   $0.40
            79                       $0.25                   $0.40
            80                       $0.25                   $0.40
            81                       $0.25                   $0.40
            82                       $0.25                   $0.40
            83                       $0.25                   $0.40
            84                       $0.25                   $0.40
            85                       $0.25                   $0.40

The maximum monthly charge is $750. The per $1,000 of basic coverage charge is $0 after the third policy year, unless there is an increase in the specified amount.


If, at any time, there is an increase in specified amount, the per $1,000 basic coverage charge will be assessed based on the amount of the specified amount increase and the age of the younger insured at the time of the increase. The per $1,000 basic coverage charge assessed as a result of the specified amount increase will be assessed for 3 policy years.


MORTALITY AND EXPENSE RISK CHARGE

Nationwide assumes certain risks for guaranteeing the mortality and expense charges. The mortality risk assumed under the policies is that the insured may not live as long as expected. The expense risk assumed is that the expenses incurred in issuing and administering the policies may be greater than expected. In addition, Nationwide assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to policies that lapse or are surrendered in the early policy years.


Nationwide deducts the mortality and expense risk charge from the variable account on a monthly basis. Mortality and expense risk deductions will be charged proportionally to the cash value in each sub-account. The mortality and expense risk charge compensates Nationwide for assuming risks associated with mortality and administrative costs. The mortality and expense risk charge is charged on a daily basis and is equivalent to the following:



  VARIABLE                 MORTALITY AND                 MORTALITY AND
  ACCOUNT                  EXPENSE RISK                  EXPENSE RISK
   VALUE                   CHARGE - YEARS 0              CHARGE - YEARS 16
                           THROUGH 15                    AND AFTER
---------------------------------------------------------------------------
   Less than                    0.60%                         0.60%
    $25,000
   $25,000 to                   0.30%                         0.10%
    $249,999
  $250,000 or                   0.10%                         0.10%
      more


Policy owners receive quarterly and annual statements, advising policy owners of the cancellation of accumulation units for mortality and expense risk charges.

These charges are all guaranteed. Nationwide may realize a profit from this charge.

FEDERAL INCOME TAX

No charge is assessed to policy owners for federal income taxes incurred by Nationwide as a result of the operations of the sub-accounts. However, Nationwide reserves the right to assess a charge for income taxes against the variable account if income taxes are incurred.

REDUCTION OF CHARGES


The policy is available for purchase by individuals, corporations and other groups. Nationwide may reduce or eliminate certain charges (sales load, surrender charge, monthly administrative charge, monthly cost of insurance charge, or other charges), where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to Nationwide. These charges may be reduced in certain group or sponsored arrangements made available by Nationwide, including employees of Nationwide and their families.


Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

-    the number of insureds;
-    the total premium expected to be paid;
-    total assets under management for the policy owner;
-    the nature of the relationship among individual insureds;
-    the purpose for which the policies are being purchased;
-    the expected persistency of individual policies; and
- any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to policy owners which reflects differences in costs of services.

SURRENDERING THE POLICY FOR CASH

SURRENDER (REDEMPTION)

Policies may be surrendered for the cash surrender value any time while the insured is living. The cancellation will be effective as of the date Nationwide receives the policy accompanied by a signed, written request for cancellation. In some cases, Nationwide may require additional documentation of a customary nature.


Nationwide is required by state law to reserve the right to postpone payment of assets in the fixed account for a period of up to six months from the date of the surrender request.

CASH SURRENDER VALUE

The cash surrender value increases or decreases daily to reflect the investment experience of the variable account and the daily crediting of interest in the fixed account and the policy loan account.

The cash surrender value equals the policy's cash value, next computed after the date Nationwide receives a proper written request for surrender and the policy, minus any charges, indebtedness or other deductions due on that date, which may also include a surrender charge.

PARTIAL SURRENDERS

After the policy has been in force for one year, the policy owner may request a partial surrender.

Partial surrenders are permitted if they satisfy the following requirements:

1)   the minimum partial surrender is $200;

2) partial surrenders may not reduce the specified amount below the minimum issue amount ($100,000);

3) the maximum amount of a partial surrender is the cash surrender value less the greater of $500 or three monthly deductions; and

4) after the partial surrender, the policy continues to qualify as life insurance.

Nationwide reserves the right to limit the number of partial surrenders in each policy year.

When a partial surrender is made, the cash value is reduced by the amount of the partial surrender. Also, under death benefit Option 1, the specified amount is reduced by the amount of the partial surrender. The basic and supplemental specified amounts are reduced proportionally.


Partial surrenders will be first deducted from the values in the sub-accounts. Partial surrenders will be deducted from the fixed account when the amount requested exceeds the value available in the sub-accounts.


Nationwide reserves the right to deduct a fee for each partial surrender. The fee will not be more than the lesser of $25 or 2% of the amount of the partial surrender. Currently, Nationwide does not deduct this fee.

Certain partial surrenders may result in currently taxable income and tax penalties.

INCOME TAX WITHHOLDING

Federal law requires Nationwide to withhold income tax from any portion of surrender proceeds subject to tax. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of his or her request not to withhold. If a policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax. Policy owners should consult a tax advisor.

VARIATION IN CASH VALUE


On any date during the policy year, the cash value equals the cash value on the preceding valuation period plus any net premium applied since the previous valuation period, minus any partial surrenders plus or minus any investment results, and less any policy charges.


There is no guaranteed cash value. The cash value will vary with the investment experience of the variable account and/or the daily crediting of interest in the fixed account and policy loan account depending on the allocation of cash value by the policy owner.

POLICY PROVISIONS

POLICY OWNER

While either insured is living, all rights in this policy are vested in the policy owner named in the application or as subsequently changed, subject to assignment, if any.


The policy owner may name a contingent policy owner or a new policy owner while either insured is living. Any change must be in a written form satisfactory to Nationwide and recorded at Nationwide's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before the change was recorded. Nationwide may require that the policy be submitted for endorsement before making a change.


If the policy owner dies before both insureds, the policy owner's rights in this policy belong to the policy owner's estate.

BENEFICIARY

The beneficiary(ies) will be as named in the application or as subsequently changed, subject to assignment, if any.

The policy owner may name a new beneficiary while either insured is living. Any change must be in a written form satisfactory to Nationwide and recorded at Nationwide's home office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by Nationwide before it was recorded.

If any beneficiary predeceases an insured, that beneficiary's interest passes to any surviving beneficiary(ies), unless otherwise provided. Multiple beneficiaries will be paid in equal shares, unless otherwise provided. If no named beneficiary survives both insureds, the death proceeds will be paid to the policy owner or the policy owner's estate.

CHANGES IN EXISTING INSURANCE COVERAGE

The policy owner may request certain changes in the insurance coverage under the policy. Requests must be in writing and received by Nationwide. No change will take effect unless the cash surrender value after the change is sufficient to keep the policy in force for at least 3 months.

Any approved change will have an effective date of the monthly anniversary day on or next following the date Nationwide approves the application for the change. Basic and supplemental coverage will change proportionally.

Nationwide reserves the right to limit the number of specified amount changes to one each policy year.

Specified Amount Increases

After the first policy year, the policy owner may request an increase to the specified amount. Any increase will be subject to the following conditions: 1) satisfactory evidence of insurability must be provided for both insureds; 2) the increase must be for a minimum of $10,000; and 3) age limits are the same as for a new issue.

Specified Amount Decreases


After the first policy year, the policy owner may also request a decrease to the specified amount. Any such decrease will reduce insurance in the following order:


1)   against insurance provided by the most recent increase;

2)   against the next most recent increases successively; and

3)   against insurance provided under the original application.

Nationwide will refuse a request for a decrease which would:

1)   reduce the specified amount to less than the minimum issue amount;


2)   disqualify the policy as a contract for life insurance; or


3)   result in both:


     a)   a negative guideline single premium; and



     b) an aggregate guideline level premium that would be negative at any time prior to the maturity of the policy.


OPERATION OF THE POLICY

ALLOCATION OF NET PREMIUM AND CASH VALUE

Nationwide allocates premium payments to sub-accounts or the fixed account, as instructed by policy owners. All percentage allocations must be in whole numbers, and must be at least 1%. The sum of allocations must equal 100%. Future premium allocations may be changed by giving written notice to Nationwide.


Premiums allocated to a sub-account on the application are allocated to the NSAT Money Market Fund or the W&R Target Funds, Inc. - Money Market Portfolio during the period a policy owner can cancel the policy, unless a specific state requires premiums to be allocated to the fixed account. At the expiration of this period, these premiums are used to purchase shares of the underlying mutual funds specified by the policy owner at net asset value for the respective sub-account(s).


The policy owner may change the allocation of net premiums or may transfer cash value from one sub-account to another. Changes are subject to the terms and conditions imposed by each underlying mutual fund and those found in this prospectus. Net premiums allocated to the fixed account at the time of application may not be transferred from the fixed account prior to the first policy anniversary (see "Transfers").

HOW THE INVESTMENT EXPERIENCE IS DETERMINED

The accumulation unit value for a valuation period is determined by multiplying the accumulation unit value for each sub-account for the immediately preceding valuation period by the net investment factor for the sub-account for the subsequent valuation period.

NET INVESTMENT FACTOR

The net investment factor for any valuation period is determined by dividing (a) by (b) where:


a)   is the sum of:

     1) the net asset value per share of the underlying mutual fund held in the sub-account as of the end of the current valuation period; and


     2) the per share amount of any dividend or income distributions made by the underlying mutual fund (if the date of the dividend or income distribution occurs during the current valuation period).


b) is the net asset value per share of the underlying mutual fund determined as of the end of the immediately preceding valuation period.


Though the number of accumulation units will not change as a result of investment experience, the value of an accumulation unit may increase or decrease from valuation period to valuation period.


The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease. Nationwide does not currently assess any charge for income taxes incurred by Nationwide as a result of the operations of the sub-accounts. Nationwide reserves the right to assess a charge for such taxes if Nationwide determines that such taxes will be incurred.

DETERMINING THE CASH VALUE

The cash value is the sum of the value of all variable account accumulation units attributable to the policy plus amounts credited to the fixed account and the policy loan account.

The number of accumulation units credited to each sub-account is determined by dividing the net amount allocated to the sub-account by the accumulation unit value for the sub-account for the valuation period during which the premium is received by Nationwide. In the event part or all of the cash value is surrendered or charges or deductions are made against the cash value, an appropriate number of accumulation units from the variable account and an appropriate amount from the fixed account will be deducted in the same proportion that the policy owner's interest in the variable account and the fixed account bears to the total cash value.

The cash value in the fixed account and the policy loan account is credited with interest daily at an effective annual rate which Nationwide periodically declares. The annual effective rate will never be less than 3.0%. (For a description of the annual effective credited rates, see "The Fixed Account" and "Policy Loans.") Upon request, Nationwide will inform the policy owner of the then applicable rates for each account.

TRANSFERS

Policy owners can transfer allocations without penalty or adjustment subject to the following conditions:


- transfers between the fixed account and the variable account may not be made in the first policy year;



- transfers between the fixed account and the variable account may be made once per policy year;



-    transfers among sub-accounts may be made once per valuation period;




- Nationwide reserves the right to restrict the amount transferred from the fixed account to 20% of the cash value in the fixed account. Policy owners who have entered into Dollar Cost Averaging agreements with Nationwide may transfer under the terms of that agreement; and


- Nationwide reserves the right to restrict the amount transferred to the fixed account to 20% of the cash value.

The policy owner's cash value in each sub-account will be determined as of the date Nationwide receives the transfer request in good order.

Transfer Requests


Nationwide will accept transfer requests in writing, over the telephone or via the internet. Nationwide will use reasonable procedures to confirm that telephone instructions are genuine and will not be liable for following instructions it reasonably determined to be genuine. Nationwide may withdraw the telephone and/or internet exchange privilege upon 30 days written notice to policy owners.


Market-Timing Firms

Some policy owners may use market-timing firms or other third parties to make transfers on their behalf. Generally, in order to take advantage of perceived market trends, market-timing firms will submit transfer requests on behalf of multiple policy owners at the same time. Sometimes this can result in unusually large transfers of funds. These large transfers might interfere with the ability of Nationwide or the underlying mutual fund to process transactions. This can potentially disadvantage policy owners not using market-timing firms. To avoid this, Nationwide may modify the transfer rights of policy owners who use market-timing firms (or other third parties) to initiate transfers on their behalf.

The transfer rights of individual policy owners will not be modified in any way when instructions are submitted directly by the policy owner, or by the policy owner's representative (as authorized by the execution of a valid Nationwide Limited Power of Attorney Form).

To protect policy owners, Nationwide may refuse transfer requests:

- submitted by any agent acting under a power of attorney on behalf of more than one policy owner; or

- submitted on behalf of individual policy owners who have executed pre-authorized exchange forms which are submitted by market-timing firms (or other third parties) on behalf of more than one policy owner at the same time.

Nationwide will not restrict transfer rights unless Nationwide believes it to be necessary for the protection of all policy owners.

RIGHT TO REVOKE

A policy owner may cancel the policy by returning it by the latest of:

- 10 days after receiving the policy;
- 45 days after signing the application; or
- 10 days after Nationwide delivers a Notice of Right to Withdrawal.

The policy can be mailed to the registered representative who sold it, or directly to Nationwide.


Returned policies are deemed void from the beginning. Nationwide will refund the amount prescribed by the state in which the policy was issued within 7 days after it receives the policy. The refunded policy value will reflect the deduction of any policy charges, unless otherwise required by law. This right varies by state.


POLICY LOANS

TAKING A POLICY LOAN

The policy owner may take a policy loan at any time using the policy as security. Maximum policy indebtedness is limited to 90% of the cash value, less any surrender charges. The cash value less surrender charge is determined as of the loan date. Nationwide will not grant a loan for an amount less than $200. Policy indebtedness will be deducted from the death benefit, cash surrender value upon surrender, or the maturity proceeds.

Any request for a policy loan must be in written form. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchanges, or by a commercial bank or a savings and loan which is a member of the Federal Deposit Insurance Corporation. Certain policy loans may result in currently taxable income and tax penalties.

A policy owner considering the use of policy loans in connection with his or her retirement income plan should consult his or her personal tax adviser regarding potential tax consequences that may arise if necessary payments are not made to keep the policy from lapsing. The amount of the payments necessary to prevent the policy from lapsing will increase with age.

EFFECT ON INVESTMENT PERFORMANCE

When a loan is made, an amount equal to the amount of the loan is transferred from the variable account to the policy loan account. If the assets relating to a policy are held in more than one sub-account, withdrawals from sub-accounts will be made in proportion to the assets in each sub-account at the time of the loan. Policy loans will be transferred from the fixed account only when sufficient amounts are not available in the sub-accounts.

The amount taken out of the variable account will not be affected by the variable account's investment experience while the loan is outstanding.


LOAN INTEREST


The annual effective loan interest rate charged on policy loans is 3.9%.

On a current basis, cash value in the policy loan account is credited with an annual effective rate of 3% during policy years 1 through 10 and an annual effective rate of 3.9% during the 11th and subsequent policy years. Nationwide may change the current interest crediting rate on the policy loans at any time at its sole discretion. However, the rate is guaranteed never to be lower than 3% during policy years 1 through 10 and 3.65% during the 11th and subsequent policy years.


Nationwide retains the right to increase the net cost (by decreasing the interest crediting rate) on all subsequent policy loans to an amount that would result in the transaction being treated as a loan under federal tax law if it is determined that such loans will be treated, as a result of the difference between the interest crediting rate and the loan interest rate, as taxable distributions under any applicable ruling, regulation, or court decision. If this amount is not prescribed by such ruling, regulation, or court decision, the amount will be that which Nationwide considers the more likely to result in the transaction being treated as a loan under federal tax law.


Amounts transferred to the policy loan account will earn interest daily from the date of transfer. The earned interest is transferred from the policy loan account to a variable account or the fixed account on each policy anniversary, at the time a new loan is requested, or at the time of loan repayment. Earned interest will be allocated according to the fund allocation factors in effect at the time of the transfer.


Interest is charged daily and is payable at the end of each policy year or at the time of loan repayment. Unpaid interest will be added to the existing policy indebtedness as of the due date and will be charged interest at the same rate as the rest of the indebtedness.

Whenever the total policy indebtedness exceeds the cash value less any surrender charges, Nationwide will send a notice to the policy owner and the assignee, if any. The policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total policy indebtedness to an amount equal to the total cash value less any surrender charges plus an amount sufficient to continue the policy in force for 3 months.

EFFECT ON DEATH BENEFIT AND CASH VALUE

A policy loan, whether or not repaid, will have a permanent effect on the death benefit and cash value because the investment results of the variable account or the fixed account will apply only to the non-loaned portion of the cash value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the variable account or the fixed account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT

All or part of the indebtedness may be repaid at any time while the policy is in force during the insured's lifetime. Any payment intended as a premium payment, rather than a loan repayment, must be identified as such. Loan repayments will be credited to the sub-accounts and the fixed account in proportion to the policy owner's underlying mutual fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $50. Nationwide reserves the right to require that any loan repayments resulting from policy loans transferred from the fixed account must be first allocated to the fixed account.

ASSIGNMENT

While either insured is living, the policy owner may assign his or her rights in the policy. The assignment must be in writing, signed by the policy owner and recorded at Nationwide's home office. Prior to being recorded, assignments will not affect any payments made or actions taken by Nationwide. Nationwide is not responsible for any assignment not submitted for recording, nor is Nationwide responsible for the sufficiency or validity of any assignment. Assignments are subject to any indebtedness owed to Nationwide before being recorded.

POLICY OWNER SERVICES

DOLLAR COST AVERAGING

Dollar Cost Averaging is a long-term transfer program that allows you to make regular, level investments over time. It involves the automatic transfer of a specified amount from the fixed account and/or certain sub-accounts into other sub-accounts. Nationwide does not guarantee that this program will result in profit or protect policy owners from loss.


Policy owners direct Nationwide to automatically transfer specified amounts from the fixed account and the Fidelity VIP High Income Portfolio, NSAT Money Market Fund, and the W&R Target Funds, Inc. - Money Market Portfolio.


The minimum monthly transfer is $100. Transfers from the fixed account must be equal to or less than 1/30th of the fixed account value at the time the program is requested.

Transfers occur monthly or on another frequency if permitted by Nationwide. Nationwide will process transfers until either the value in the originating investment option is exhausted, or the policy owner instructs Nationwide in writing to stop the transfers.

Nationwide reserves the right to stop establishing new Dollar Cost Averaging programs. Nationwide reserves the right to assess a processing fee for this service.

DEATH BENEFIT INFORMATION

CALCULATION OF THE DEATH BENEFIT

At issue, the policy owner selects premium and the specified amount, which consists of the basic coverage and the supplemental coverage, if any (see "Underwriting and Issuance").

While the policy is in force, the death benefit will never be less than the specified amount. The death benefit may vary with the cash value of the policy, which depends on investment performance.

The policy owner chooses one of three death benefit options. For changes of death benefit options please refer to "Changes in the Death Benefit Option" later in this prospectus.

OPTION 1. The death benefit will be the greater of the specified amount or the applicable percentage of cash value (see below). Under Option 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance, and may not change at all. If investment performance is favorable, the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, please see the illustrations in Appendix B.



OPTION 2. The death benefit will be the greater of the specified amount plus the cash value, or the applicable percentage of cash value. Under Option 2, the amount of the death benefit will vary directly with the investment performance.



OPTION 3. The death benefit will be the greater of (a) and (b) where:



     (a) is the specified amount plus the returnable accumulated premium amount, but not to exceed the maximal accumulated premium (identified at issue); and


     (b)  is the applicable percentage of cash value.


The returnable accumulated premium is equal to all premium payments accumulated to the date of the death of the last insured, less any partial surrenders and loans outstanding. The accumulations will be calculated based on the Option 3 interest rate which is identified at issue.



The term "applicable percentage" means the percentage shown in the "Applicable Percentage of Cash Value Table." The applicable percentage depends on whether the policy owner elected the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. The following tables illustrate applicable percentages:


                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST
                  TABLE OF APPLICABLE PERCENTAGES OF CASH VALUE

     ATTAINED AGE OF               PERCENTAGE OF
     YOUNGER INSURED                CASH VALUE
          0-40                         250%
            41                         243%
            42                         236%
            43                         229%
            44                         222%
            45                         215%
            46                         209%
            47                         203%
            48                         197%
            49                         191%
            50                         185%
            51                         178%
            52                         171%
            53                         164%
            54                         157%
            55                         150%
            56                         146%
            57                         142%
            58                         138%
            59                         134%
            60                         130%
            61                         128%
            62                         126%
            63                         124%
            64                         122%
            65                         120%
            66                         119%
            67                         118%
            68                         117%
            69                         116%
            70                         115%
            71                         113%
            72                         111%
            73                         109%
            74                         107%
            75                         105%
            76                         105%
            77                         105%
            78                         105%
            79                         105%
            80                         105%
            81                         105%
            82                         105%
            83                         105%
            84                         105%
            85                         105%
            86                         105%
            87                         105%
            88                         105%
            89                         105%
            90                         105%
            91                         104%
            92                         103%
            93                         102%
            94                         101%
            95                         101%
            96                         101%
            97                         101%
            98                         101%
            99                         101%
           100                         100%

CASH VALUE ACCUMULATION TEST

The Cash Value Accumulation Test also requires the death benefit to exceed an applicable percentage of the cash value. These applicable percentages are the net inverses of net single premiums based on an interest rate of 4% and 1980 CSO guaranteed mortality as prescribed in Internal Revenue Code

Section 7702 for the Cash Value Accumulation Test. These premiums vary with the ages, sexes, and risk classifications of the insureds.

The table below provides an example of applicable percentages for the Cash Value Accumulation Test. This example is for a male non-tobacco preferred issue age 55 and a female non-tobacco preferred issue age 55.

          POLICY                   PERCENTAGE OF
           YEAR                     CASH VALUE
             1                         302%
             2                         290%
             3                         279%
             4                         269%
             5                         259%
             6                         249%
             7                         240%
             8                         231%
             9                         223%
            10                         215%
            11                         207%
            12                         200%
            13                         193%
            14                         186%
            15                         180%
            16                         174%
            17                         169%
            18                         164%
            19                         159%
            20                         154%
            21                         150%
            22                         146%
            23                         142%
            24                         139%
            25                         136%
            26                         133%
            27                         130%
            28                         127%
            29                         125%
            30                         123%
            31                         121%
            32                         119%
            33                         118%
            34                         116%
            35                         115%
            36                         113%
            37                         112%
            38                         111%
            39                         110%
            40                         108%
            41                         107%
            42                         106%
            43                         104%
            44                         103%
            45                         102%

CHANGES IN THE DEATH BENEFIT OPTION

After the first policy year, the policy owner may change the death benefit option. If the change is from Option 1 to Option 2, the specified amount will be decreased by the amount of the cash value. Basic coverage and supplemental coverage will be decreased proportionally. If the change is from Option 2 to Option 1, the specified amount will be increased by the amount of the cash value. Basic coverage and supplemental coverage will be increased proportionally.

Evidence of insurability is not required for a change from Option 1 to Option 2. Nationwide reserves the right to require evidence of insurability for a change from Option 2 to Option 1.


Nationwide also permits changes from Option 3 to Option 1 or Option 3 to Option
2. Nationwide reserves the right to require evidence of insurability for such changes.



The effective date of the change will be the monthly anniversary date on or next following the date Nationwide approves the request for change. Only one change of option is permitted per policy year. A change in death benefit option will not be permitted if the change results in the total premiums paid exceeding the then current maximum premium limitations prescribed by the IRS to qualify the policy as a life insurance contract.


PROCEEDS PAYABLE ON DEATH

The actual death proceeds payable on the death of the last surviving insured will be the death benefit as described above, less any policy indebtedness, and less any unpaid policy charges. Under certain circumstances, the death proceeds may be adjusted (see "Incontestability," "Error in Age or Sex," and "Suicide").

INCONTESTABILITY

Nationwide will not contest payment of the death proceeds based on the initial specified amount after the policy has been in force during the lifetimes of both insureds for 2 years from the policy date. For any increase in specified amount requiring evidence of insurability, Nationwide will not contest payment of the death proceeds based on such an increase after it has been in force during the lifetimes of both insureds for 2 years from its effective date.

ERROR IN AGE OR SEX

If the age or sex of either insured has been misstated, the affected benefits will be adjusted by the ratio of the last monthly cost of insurance deducted to the monthly cost of insurance that would have been deducted based on the true age and sex of each insured.

SUICIDE

If either insured dies by suicide, while sane or insane, within 2 years from the policy date, Nationwide will pay no more than the sum of the premiums paid, less any indebtedness, and less any partial surrenders. If either insured dies by suicide, while sane or insane, within 2 years from the date an application is accepted for an increase in the specified amount, Nationwide will pay no more than the amount paid for the additional benefit.

MATURITY PROCEEDS

The maturity date is the policy anniversary on or next following the insured's 100th birthday. If the policy is still in force, maturity proceeds are payable to the policy owner on the maturity date. Maturity proceeds are equal to the amount of the policy's cash value, less any indebtedness.

RIGHT OF CONVERSION

The policy owner may at any time upon written request to Nationwide within 24 months of the policy date, make an irrevocable, one time election to transfer all sub-account cash values to the fixed account. The right of conversion is subject to state availability.

GRACE PERIOD

GRACE PERIOD WITHOUT DEATH BENEFIT GUARANTEES


If the surrender value on a monthly anniversary date is not sufficient to cover the current monthly deduction, and no death benefit guarantee is in effect, a grace period will be allowed for the payment of a premium of at least 4 times the current monthly deduction. Nationwide will send the policy owner a notice at the start of the grace period at the last known address stating the amount of premium required to keep the policy from lapsing.


The grace period will end 61 days after the later of the day Nationwide mails the notice or the monthly anniversary date when the surrender value was insufficient. If the required amount is not paid by the end of the grace period, this policy will terminate without value. Nationwide will pay the death proceeds if the death proceeds become payable during the grace period.

LIFETIME GUARANTEED POLICY CONTINUATION


The policy will not lapse if on each monthly anniversary date, (1) is greater than or equal to (2), where:


1) is the sum of all premiums paid to date less any indebtedness and less any previous partial surrenders; and

2) is the sum of the Lifetime Guaranteed Policy Continuation premiums due since the policy date including such premium for the current monthly anniversary date.

The Lifetime Guaranteed Policy Continuation will be permanently lost when premium payments fall below those required premiums needed to maintain this benefit, unless sufficient premiums are paid within a 61 day grace period. Payment of enough premium to make (1) greater than or equal to (2) restores the benefit. Any increase or decrease in specified amount would increase or decrease the minimum guaranteed amount, respectively.

The Lifetime Guaranteed Policy Continuation premium is shown on the policy data page.

LIMITED GUARANTEED POLICY CONTINUATION


During the Limited Guaranteed Policy Continuation period, the policy will not lapse if on each monthly anniversary date (1) is greater than or equal to (2) where:


1) is the sum of all premiums paid to date, less any indebtedness and less any previous partial surrenders; and

2) is the sum of the Limited Guaranteed Policy Continuation premiums due since the policy date including such premium for the current monthly anniversary date.

The sum of the Limited Policy Continuation Premiums (LPCP) will be calculated monthly.


Two different premium levels are used in the Limited Policy Continuation Guaranteed Period. These premiums are the Initial Policy Continuation Premium (applicable in years 1-3) and the Long-term Policy Continuation Premium (applicable in years 4 and after). At the beginning of each in the first three policy years, the sum of LPCP will increase 1/12 of the Initial Policy Continuation Premium. At the beginning of each month in the fourth or later policy years, the sum of LPCP will increase by 1/12 of the Long-term Policy Continuation Premium.


The cash surrender value will be calculated on a daily basis to determine if such value falls to $0 or below. The policy owner may pay premiums at any time to satisfy the terms of the provision. This means that the guarantee is not lost if on any policy month anniversary (1) is less than (2). The guarantee would not be in effect at that time, but could be reinstated if the policyowner paid sufficient premium so that (1) was greater than or equal to (2).

REINSTATEMENT

If the grace period ends and the policy owner has neither paid the required premium nor surrendered the policy for its cash surrender value, the policy lapses. The policy owner may reinstate the policy provided both insureds are alive on the date of reinstatement by:

1) submitting a written request at any time within 3 years after the end of the grace period and prior to the maturity date;

2) providing evidence of insurability of both insureds satisfactory to Nationwide;

3) paying sufficient premium to cover all policy charges that were due and unpaid during the grace period if the policy terminated in the fourth or later policy year;

4) paying sufficient premium to keep the policy in force for 3 months from the date of reinstatement; and

5) paying or reinstating any indebtedness against the policy which existed at the end of the grace period.

The effective date of a reinstated policy will be the monthly anniversary day on or next following the date the application for reinstatement is approved by Nationwide. If the policy is reinstated, the cash value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the lesser of:


1)   the cash value at the end of the grace period; or



2) the surrender charge for the policy year in which the policy was reinstated.


Unless the policy owner has provided otherwise, all amounts will be allocated based on the underlying mutual fund allocation factors in effect at the start of the grace period.

TAX MATTERS

POLICY PROCEEDS


Section 7702 of the Internal Revenue Code provides that if certain tests are met, a policy will be treated as a life insurance policy for federal tax purposes. Nationwide will monitor compliance with these tests. The policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a policy are generally excludable from gross income of the beneficiary under Section 101 of the Internal Revenue Code. However, if the policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary's gross income.



Section 7702A of the Internal Revenue Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies").



As a general rule, distributions from a life insurance policy (other than a modified endowment contract) during the life of the insured are treated as the non-taxable return of premium, to the extent of premiums previously paid. For this purpose, dividends that are used to purchase riders are treated as distributions; dividends that are used to purchase paid-up additions or to reduce premiums are not treated as distributions. Aggregate amounts distributed in excess of aggregate premiums paid are generally treated as taxable ordinary income. A loan from a life insurance policy that is not a modified endowment contract generally is not treated as a taxable distribution. However, if the total loan is not repaid and is forgiven (such as if the life insurance policy lapses or is surrendered), then the amount of the outstanding loan balance is treated as a distribution to the policy owner and may be treated as ordinary income in whole or in part.



The Internal Revenue Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts (other than certain distributions to terminally ill individuals). Under these special rules, such transactions are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59-1/2, disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Internal Revenue Code. Under certain circumstances, certain distributions made under a policy on the life of a "terminally ill individual," as that term is defined in the Internal Revenue Code, are treated as death proceeds and are subject to the death benefit rules of Section 101 of the Internal Revenue Code described above.



The policies offered by this prospectus may or may not be issued as modified endowment contracts. If the policy is not issued as a modified endowment contract,

Nationwide will monitor premiums paid and will notify the policy owner when the policy's non-modified endowment status is in jeopardy. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Internal Revenue Code. The policy owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment, or may become subject to a new 7 year testing period as a result of a material change or a reduction in benefits as defined by Section 7702A(c) of the Internal Revenue Code.



In addition to meeting the tests required under Section 7702, Section 817(h) of the Internal Revenue Code requires that the investments of separate accounts, such as the variable account, be adequately diversified. Regulations under 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. The amount will be based on the tax that would have been paid by the policy owner if the income, for the period the policy was not diversified, had been received by the policy owner.



If the failure to diversify is not corrected in this manner, the policy owner will be deemed to be the owner of the underlying securities and taxed on the earnings of his or her account.


Representatives of the IRS have suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. No formal guidance has been issued in this area. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Internal Revenue Code, Nationwide will take whatever steps are available to remain in compliance.

Nationwide will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the sub-account investments to remain in compliance.

A total surrender or cancellation of the policy by lapse or the maturity of the policy on its maturity date may have adverse tax consequences. If the amount received by the policy owner plus total policy indebtedness exceeds the premiums paid into the policy, then the excess generally will be treated as taxable income, regardless of whether or not the policy is a modified endowment contract.

WITHHOLDING


Distributions of income from, a life insurance policy (including a modified endowment contract) are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income from a modified endowment contract may be subject to mandatory back-up withholding (which cannot be waived). The mandatory back-up withholding rate is 31% of the income that is distributed and will arise if no taxpayer identification number is provided to Nationwide, or if the IRS notifies Nationwide that back-up withholding is required.


FEDERAL ESTATE AND GENERATION-SKIPPING TRANSFER TAXES


The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, in 2001, an estate of less than $675,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.


When the last surviving insured dies, the death benefit will generally be included in such insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the policy owner, such as the right to borrow on the policy, or the right to name a new beneficiary.

If the policy owner (whether or not he or she is the insured) transfers ownership of the policy to another person, such transfer may be subject to a federal gift tax. In addition, if such policy owner transfers the policy to someone two or more generations younger than the policy owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy.

Similarly, if the beneficiary is two or more generations younger than the insured, the payment of the death proceeds at the death of the insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the U.S. Secretary of the Treasury, Nationwide may be required to withhold a portion of the death proceeds and pay them directly to the IRS as the GSTT liability.

The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.

The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the policy owner should consult with counsel and other competent advisors regarding these taxes.

NON-RESIDENT ALIENS


Pre-death distributions from modified endowment contracts to nonresident aliens ("NRAs") are generally subject to federal income tax and tax withholding, at a statutory rate of 30% of the amount of income that is distributed. Nationwide is required to withhold such amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to Nationwide sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition, the NRA must obtain an individual taxpayer identification number from the IRS, and furnish that number to Nationwide prior to the distribution. If Nationwide does not have the proper proof of citizenship or residency and a proper individual taxpayer identification number prior to any distribution, Nationwide will be required to withhold 30% of the income, regardless of any treaty provision.



A pre-death distribution may not be subject to withholding where the recipient sufficiently establishes to Nationwide that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and that such payment is includible in the recipient's gross income for United States federal income tax purposes, any such distributions may be subject to back-up withholding at the statutory rate (currently 31%) if no taxpayer identification number, or an incorrect taxpayer identification number, is provided.


State and local estate, inheritance, income and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.

TAXATION OF POLICY SPLIT OPTION RIDER

The Policy Split Option Rider permits a policy to be split into two other single life insurance contracts upon the occurrence of a divorce of the joint insureds or certain other changes in federal estate tax.

A policy split could have adverse tax consequences. It is not clear whether a policy split will be treated as a nontaxable exchange under Section 1035 of the Internal Revenue Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the policy at the time of the split. Additionally, it is not clear whether, in all circumstances, the resulting individual contracts would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts. Before the policy owner exercises rights provided by the Policy Split Option Rider, it is important that a tax adviser be consulted regarding the possible consequences of a policy split.

DESCRIPTION OF CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

Section 7702(b)(1) of the Internal Revenue Code provides that if one of two alternate tests is met, a policy will be treated as life insurance for federal tax purposes. The two tests are referred to as the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test.

The Cash Value Accumulation Test generally requires that under the terms of a life insurance policy, the death benefit must be sufficient so that the cash surrender value, as defined in Section 7702(f)(2), does not at any time exceed the net single premium required to fund the future benefits under the policy. The net single premium under the policy will vary according to the age, sex and underwriting classification of the insureds.

Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums as long as there is sufficient death benefit in relation to the account value at all times. A table containing the applicable percentage of cash value can be found in the "How the Death Benefit Varies" section.

The Guideline Premium/Cash Value Corridor Test requires that the sum of the premiums paid into the policy does not at any time exceed the guideline premium limitation. Additionally, a minimum corridor of death benefit in relation to account value must be maintained.

Policy owners who elect this test are given the option of electing either an Option 1 or Option 2 death benefit. Please refer to "How the Death Benefit Varies" for a detailed explanation.

The policy owners must make the election of death benefit qualification tests on the application. Once elected, the death benefit qualification test cannot be changed for the duration of the policy. If no option is designated, the Guideline Premium/Cash Value Corridor Test with an Option 1 death benefit will be assumed by Nationwide to have been selected.

Regardless of which test is selected, Nationwide will monitor compliance to assure that the policy meets the statutory definition of life insurance for federal tax purposes. The policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a policy are excludable from gross income of the beneficiary under
Section 101 of the Internal Revenue Code.

The policy owner elects either the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test in the application. This election is irrevocable.

TAXATION OF NATIONWIDE

Nationwide is taxed as a life insurance company under the Internal Revenue Code. Since the variable account is not a separate entity from Nationwide and its operations form a part of Nationwide, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the variable account are reinvested and taken into account in determining the value of accumulation units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

Nationwide does not initially expect to incur any federal income tax liability that would be chargeable to the variable account. Based upon these expectations, no charge is currently being made against the variable account for federal income taxes. If, however, Nationwide determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the variable account.

Nationwide may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made.

TAX CHANGES

The foregoing discussion, which is based on Nationwide's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice.


The Internal Revenue Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the policies. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the policy.


If the policy owner, insured, or beneficiary or other person receiving any benefit or interest in or from the policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the policy, the death proceeds, or other distributions and/or ownership of the policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.


The foregoing is a general explanation as to certain tax matters pertaining to insurance policies. It is not intended to be legal or tax advice, you should consult your independent legal, tax and/or financial adviser.


LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris (Norris) that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from premiums made on or after August 1, 1983. The policies offered by this prospectus are based upon actuarial tables which distinguish between men and women. Thus the policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

STATE REGULATION

Nationwide is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Ohio Insurance Department each year covering the operation of Nationwide for the preceding year and its financial condition as of the end of such year. Regulation by the Ohio Insurance Department includes periodic examination to determine Nationwide's contract liabilities and reserves so that the Ohio Insurance Department may certify the items are correct. Nationwide's books and accounts are subject to review by the Ohio Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, Nationwide is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

REPORTS TO POLICY OWNERS

Nationwide will mail to the policy owner at the last known address of record:

- an annual statement containing: the amount of the current death benefit, cash value, cash surrender value, premiums paid, monthly charges deducted, amounts invested in the fixed account and the sub-accounts, and policy indebtedness;

- annual and semi-annual reports containing all applicable information and financial statements or their equivalent, which must be sent to the underlying mutual fund beneficial shareholders as required by the rules under the Investment Company Act of 1940 for the variable account; and

- statements of significant transactions, such as changes in specified amount, changes in death benefit options, changes in future premium allocations, transfers among sub-accounts, premium payments, loans, loan repayments, reinstatement and termination.

ADVERTISING

Nationwide is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide. The ratings are not intended to reflect the investment experience or financial strength of the variable account. Nationwide may advertise these ratings from time to time. In addition, Nationwide may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Nationwide or the policies. Furthermore, Nationwide may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

LEGAL PROCEEDINGS

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on Nationwide.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements.

On October 29, 1998, Nationwide was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by Nationwide and the other named Nationwide affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. No class has been certified. On June 11, 1999, Nationwide and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by Nationwide and other named defendants. Nationwide intends to defend this lawsuit vigorously.

There can be no assurance that any litigation relating to pricing or sales practices will not have a material adverse effect on Nationwide in the future.

The general distributor, NISC, is not engaged in any litigation of any material nature.


The general distributor Waddell & Reed, Inc. is not engaged in any litigation of any material nature.


EXPERTS


The financial statements of Nationwide have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the variable account, Nationwide, and the policies offered hereby. Statements contained in this prospectus as to the content of policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

DISTRIBUTION OF THE POLICIES

The policies will be sold by licensed insurance agents in those states where the policies may lawfully be sold. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the National Association of Securities Dealers, Inc. ("NASD"). The policies will be distributed by the general distributors, NISC and Waddell & Reed, Inc. NISC was organized as an Oklahoma corporation in 1974. NISC is a wholly owned subsidiary of Nationwide and a member of the NASD. Waddell & Reed, Inc. was organized as a Delaware corporation in 1981.

NISC acts as general distributor for the following separate accounts, all of which are separate investment accounts of Nationwide or its affiliates:


-    Nationwide VLI Separate Account-2;
-    Nationwide VLI Separate Account-3;
-    Nationwide VLI Separate Account-4;
-    Nationwide VLI Separate Account-5;
-    Nationwide Multi-Flex Variable Account;
-    Nationwide Variable Account;
-    Nationwide Variable Account-II;
-    Nationwide Variable Account-5;
-    Nationwide Variable Account-6;
-    Nationwide Variable Account-8;
-    Nationwide Variable Account-9;
-    Nationwide Variable Account-10;
-    Nationwide VA Separate Account-A;
-    Nationwide VA Separate Account-B;
-    Nationwide VA Separate Account-C;
-    Nationwide VL Separate Account-A;
-    Nationwide VL Separate Account-B;
-    Nationwide VL Separate Account-C; and
-    Nationwide VL Separate Account-D.



Gross first year commissions plus any expense allowance payments paid by Nationwide on the sale of these policies provided by NISC will not exceed 99% of the target premium plus 4% of any excess premium payments. Gross renewal commissions in years 2 through 10 paid by Nationwide will not exceed 4% of actual premium payment, and will not exceed 2% in policy years 11 and thereafter.


No underwriting commissions have been paid by Nationwide to NISC.


        NATIONWIDE INVESTMENT SERVICES CORPORATION DIRECTORS AND OFFICERS


                                                        POSITIONS AND OFFICES
NAME AND BUSINESS ADDRESS                                  WITH UNDERWRITER
----------------------------------------------------------------------------------------
W.G. Jurgensen                                       Chief Executive Officer and
One Nationwide Plaza                                           Director
Columbus, OH 43215

Joseph J. Gasper                                  Chairman of the Board and Director
One Nationwide Plaza
Columbus, OH 43215

Richard A. Karas                                      Vice Chairman and Director
One Nationwide Plaza
Columbus, OH 43215

        NATIONWIDE INVESTMENT SERVICES CORPORATION DIRECTORS AND OFFICERS


                                                        POSITIONS AND OFFICES
NAME AND BUSINESS ADDRESS                                  WITH UNDERWRITER
----------------------------------------------------------------------------------------
Duane C. Meek                                                  President
One Nationwide Plaza
Columbus, OH 43215

Philip C. Gath                                                  Director
One Nationwide Plaza
Columbus, OH 43215

Susan A. Wolken                                                 Director
One Nationwide Plaza
Columbus, OH 43215

Robert A. Oakley                                       Executive Vice President -
One Nationwide Plaza                                    Chief Financial Officer
Columbus, OH 43215

Robert J. Woodward, Jr.                                Executive Vice President -
One Nationwide Plaza                                    Chief Investment Officer
Columbus, OH 43215

Mark R. Thresher                                  Senior Vice President and Treasurer
One Nationwide Plaza
Columbus, OH 43215

Barbara J. Shane                                  Vice President - Compliance Officer
Two Nationwide Plaza
Columbus, OH 43215

Alan A. Todryk                                         Vice President - Taxation
One Nationwide Plaza
Columbus, OH 43215

John F. Delaloye                                           Assistant Secretary
One Nationwide Plaza
Columbus, OH 43215

Glenn W. Soden                                  Associate Vice President and Secretary
One Nationwide Plaza
Columbus, OH 43215

E. Gary Berndt                                             Assistant Treasurer
One Nationwide Plaza
Columbus, OH 43215

Carol L. Dove                                          Associate Vice President -
One Nationwide Plaza                           Treasury Services and Assistant Treasurer
Columbus, OH 43215

Terry C. Smetzer                                           Assistant Treasurer
One Nationwide Plaza
Columbus, OH 43215

Waddell & Reed, Inc. acts as general distributor for the following investment companies:

WADDELL & REED ADVISORS FUNDS
WADDELL & REED ADVISORS FUNDS, INC.*

-    Waddell & Reed Advisors Accumulative Fund
-    Waddell & Reed Advisors Bond Fund

-    Waddell & Reed Advisors Core Investment Fund

-    Waddell & Reed Advisors Science and Technology Fund
-    Waddell & Reed Advisors Asset Strategy Fund, Inc.
-    Waddell & Reed Advisors Cash Management, Inc.
-    Waddell & Reed Advisors Continental Income Fund, Inc.
-    Waddell & Reed Advisors Government Securities Fund, Inc.

-    Waddell & Reed Advisors Global Bond Fund, Inc.

-    Waddell & Reed Advisors High Income Fund II, Inc.
-    Waddell & Reed Advisors International Growth Fund, Inc.
-    Waddell & Reed Advisors Municipal Bond Fund, Inc.
-    Waddell & Reed Advisors Municipal High Income Fund, Inc.
-    Waddell & Reed Advisors New Concepts Fund, Inc.
-    Waddell & Reed Advisors Retirement Shares, Inc.
-    Waddell & Reed Advisors Small Cap Fund, Inc.
-    Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
-    Waddell & Reed Advisors Vanguard Fund, Inc.

W&R FUNDS, INC.*

-    Asset Strategy Fund
-    International Growth Fund
-    Large Cap Growth Fund
-    Mid Cap Growth Fund
-    Science and Technology Fund
-    Small Cap Growth Fund

-    High Income Fund
-    Money Market Fund
-    Limited-Term Fund
-    Municipal Bond Fund

-    Tax-Managed Equity Fund

-    Core Equity Fund


W&R TARGET FUNDS, INC.
-    Asset Strategy Portfolio
-    Balanced Portfolio
-    Bond Portfolio
-    Core Equity Portfolio
-    Growth Portfolio
-    High Income Portfolio
-    International Portfolio

-    Money Market Portfolio

-    Science and Technology Portfolio
-    Small Cap Portfolio

-    Value Portfolio


* Indicates series fund.

Gross first year commissions plus any expense allowance payments paid by Nationwide on the sale of these policies provided by Waddell & Reed,Inc. will not exceed 99% of the target premium plus 4% of any excess premium payments. Gross renewal commissions in years 2 through 10 paid by Nationwide will not exceed 4% of actual premium payment, and will not exceed 2% in policy years 11 and thereafter.


No underwriting commissions have been paid by Nationwide to Waddell & Reed, Inc.

                  WADDELL & REED, INC. DIRECTORS AND OFFICERS

                                                        POSITIONS AND OFFICES
NAME AND BUSINESS ADDRESS                                  WITH UNDERWRITER
------------------------------------------------------------------------------------------
Keith A. Tucker                                     Director, Chairman of the Board
6300 Lamar Ave.
Overland Park, KS 66202

Robert L. Hechler                            Director, President, Chief Executive Officer,
6300 Lamar Ave.                                Principal Financial Officer and Treasurer
Overland Park, KS 66202

Henry J. Hermann                                                Director
6300 Lamar Ave.
Overland Park, KS 66202

Robert J. Williams                                    Executive Vice President and
6300 Lamar Ave.                                          National Sales Manager
Overland Park, KS 66202

Thomas W. Butch                                       Executive Vice President and
6300 Lamar Ave.                                         Chief Marketing Officer
Overland Park, KS 66202

Daniel C. Schulte                                 Senior Vice President, Secretary and
6300 Lamar Ave.                                           Chief Legal Officer
Overland Park, KS 66202



ADDITIONAL INFORMATION ABOUT NATIONWIDE


The life insurance business, including annuities, is the only business in which Nationwide is engaged.

Nationwide markets its policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms. Nationwide serves as depositor for the following separate investment accounts, each of which is a registered investment company:

-    Nationwide Variable Account;
-    Nationwide Variable Account-II;
-    Nationwide Variable Account-3;
-    Nationwide Variable Account-4;
-    Nationwide Variable Account-5;
-    Nationwide Variable Account-6;
-    Nationwide Fidelity Advisor Variable Account;
-    Nationwide Variable Account-8;
-    Nationwide Variable Account-9;
-    Nationwide Variable Account-10;
-    MFS Variable Account;
-    Nationwide Multi-Flex Variable Account;
-    Nationwide VLI Separate Account;
-    Nationwide VLI Separate Account-2;
-    Nationwide VLI Separate Account-3;

-    Nationwide VLI Separate Account-4; and
-    Nationwide VLI Separate Account-5.


Nationwide, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

Nationwide operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, Nationwide shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.

Nationwide does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. Nationwide shares its home office, other facilities and equipment with Nationwide Mutual Insurance Company.

Company Management

Nationwide and Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Property and Casualty Insurance Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide group of companies. The companies listed above have substantially common boards of directors and officers. Nationwide Financial Services, Inc. ("NFS") is the sole shareholder of Nationwide. NFS serves as a holding company for other financial institutions. Nationwide is the sole owner of Nationwide Life and Annuity Insurance Company.


Each of the directors and officers listed below is a director or officer respectively of at least one or more of the other major insurance affiliates of the Nationwide group of companies. Messrs. Gasper and Woodward are also trustees of one or more of the registered investment companies distributed by Nationwide Investment Services Corporation, a registered broker-dealer affiliated with the Nationwide group of companies.



                             DIRECTORS OF NATIONWIDE


DIRECTORS OF THE DEPOSITOR
NAME AND PRINCIPAL BUSINESS       POSITIONS AND OFFICES
        ADDRESS                       WITH DEPOSITOR            PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------------------------------------------------
Lewis J. Alphin                          Director               Farm Owner and Operator, Bell Farms(1)
519 Bethel Church Road
Mount Olive, NC 28365-6107

A. I. Bell                               Director               Farm Owner and Operator(1)
4121 North River Road West
Zanesville, OH 43701

Yvonne M. Curl                           Director               Vice President, Chief Marketing Officer Avaya Inc.(2)
Avaya Inc.
Room 3C322
211 Mt. Airy Road
Basing Ridge, NJ 07920

Kenneth D. Davis                         Director               Farm Owner and Operator(1)
7229 Woodmansee Road
Leesburg, OH 45135

Keith W. Eckel                           Director               Partner, Fred W. Eckel Sons; President, Eckel Farms, Inc.(1)
1647 Falls Road
Clarks Summit, PA 18411

Willard J. Engel                         Director               Retired General Manager, Lyon County Co-operative Oil Company(1)
301 East Marshall Street
Marshall, MN 56258

Fred C. Finney                           Director               Owner and Operator, Moreland Fruit Farm; Operator, Melrose
1558 West Moreland Road                                         Orchard(1)
Wooster, OH 44691

Joseph J. Gasper                  President and Chief           President and Chief Operating Officer, Nationwide Life Insurance
One Nationwide Plaza              Operating Officer             Company and Nationwide Life and Annuity Insurance Company(1)
Columbus, OH 43215                and Director


W.G. Jurgensen                    Chief Executive Officer       Chairman and Chief Executive Officer(3)
One Nationwide Plaza              and Director
Columbus, OH 43215

David O. Miller                   Chairman of the Board         President, Owen Potato Farm, Inc.; Partner, M&M Enterprises(1)
115 Sprague Drive                 and Director
Hebron, OH 43025

Ralph M. Paige                           Director               Executive Director Federation of Southern Cooperatives/Land
Federation of Southern                                          Assistance Fund(1)
Cooperatives/Land
Assistance Fund
2769 Church Street
East Point, GA 30344

James F. Patterson                       Director               Vice President, Pattersons, Inc.; President, Patterson Farms,
8765 Mulberry Road                                              Inc.(1)
Chesterland, OH 44026

Arden L. Shisler                         Director               President and Chief Executive Officer, K&B Transport, Inc.(1)
1356 North Wenger Road
Dalton, OH 44618

Robert L. Stewart                        Director               Owner and Operator Sunnydale Farms and Mining(1)
88740 Fairview Road
Jewett, OH 43986


(1)  Principal occupation for last 5 years.


(2) Prior to assuming this current position, Ms. Curl held other executive management positions with the Xerox Corporation.



(3) Prior to assuming this current position, Mr. Jurgensen was Executive Vice President of Bank One Corporation. Prior to that, Mr. Jurgensen was Executive Vice President of First Chicago NBD.




Each of the directors is a director of the other major insurance affiliates of the Nationwide group of companies except Mr. Gasper who is a director only of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. Mr. Gasper is a director of NISC, a registered broker-dealer.


Messrs. Miller, Patterson, and Shisler are directors of Nationwide Financial Services, Inc. Messrs. Gasper and Woodward are trustees of Nationwide Separate Account Trust and Nationwide Asset Allocation Trust, registered investment companies.

                        EXECUTIVE OFFICERS OF NATIONWIDE


OFFICERS OF THE DEPOSITOR                                 OFFICES OF THE DEPOSITOR
NAME AND PRINCIPAL BUSINESS ADDRESS
---------------------------------------------------------------------------------------------------
Richard D. Headley                        Executive Vice President
One Nationwide Plaza
Columbus, OH 43215

Michael S. Helfer                         Executive Vice President -Corporate Strategy
One Nationwide Plaza
Columbus, OH 43215

Donna A. James                            Executive Vice President - Chief Administrative Officer
One Nationwide Plaza
Columbus, OH 43215

Robert A. Oakley                          Executive Vice President - Chief Financial Officer and
One Nationwide Plaza                      Treasurer
Columbus, OH 43215

Robert J. Woodward, Jr.                   Executive Vice President - Chief Investment Officer
One Nationwide Plaza
Columbus, OH 43215

John R. Cook, Jr.                         Senior Vice President - Chief Communications Officer
One Nationwide Plaza
Columbus, OH 43215

Thomas L. Crumrine                        Senior Vice President
One Nationwide Plaza
Columbus, OH 43215

David A. Diamond                          Senior Vice President - Corporate Strategy
One Nationwide Plaza
Columbus, OH 43215

Philip C. Gath                            Senior Vice President - Chief Actuary - Nationwide
One Nationwide Plaza                      Financial
Columbus, OH 43215

                        EXECUTIVE OFFICERS OF NATIONWIDE


OFFICERS OF THE DEPOSITOR                                 OFFICES OF THE DEPOSITOR
NAME AND PRINCIPAL BUSINESS ADDRESS
---------------------------------------------------------------------------------------------------
Patricia R. Hatler                        Senior Vice President, General Counsel and Secretary
One Nationwide Plaza
Columbus, OH 43215

David K. Hollingsworth                    Senior Vice President - Business Development and Sponsor
One Nationwide Plaza                      Relations
Columbus, OH 43215

David R. Jahn                             Senior Vice President - Product Management
One Nationwide Plaza
Columbus, OH 43215

Richard A. Karas                          Senior Vice President - Sales - Financial Services
One Nationwide Plaza
Columbus, OH 43215

Gregory S. Lashutka                       Senior Vice President - Corporate Relations
One Nationwide Plaza
Columbus, OH 43215

Edwin P. McCausland, Jr.                  Senior Vice President - Fixed Income Securities
One Nationwide Plaza
Columbus, OH 43215

Mark D. Phelan                            Senior Vice President - Technology and Operations
One Nationwide Plaza
Columbus, OH 43215

Douglas C. Robinette                      Senior Vice President - Claims
One Nationwide Plaza
Columbus, OH 43215

Mark R. Thresher                          Senior Vice President - Finance - Nationwide Financial
One Nationwide Plaza
Columbus, OH 43215

Richard M. Waggoner                       Senior Vice President - Operations
One Nationwide Plaza
Columbus, OH 43215

Susan A. Wolken                           Senior Vice President - Product Management and Nationwide
One Nationwide Plaza                      Financial Marketing
Columbus, OH 43215




W.G. JURGENSEN has been a Director and Chief Executive Officer since 2000. Previously, he was Executive Vice President of Bank One Corporation from 1998 to May 2000. Prior to Bank One's merger with First Chicago NBD, Mr. Jurgensen served from 1990 to 1998 as Executive Vice President with First Chicago, leading various business units. For 17 years, Mr. Jurgensen was with Norwest Corporation, beginning as a corporate banking officer and serving in increasingly responsible roles including president and CEO of Norwest Investment Services and management of the treasury function. Mr. Jurgensen's final post was Executive Vice President - Corporate Banking.



JOSEPH J. GASPER has been President and Chief Operating Officer and Director of Nationwide since April 1996. Previously, he was Executive Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from April 1995 to April 1996. He was Senior Vice President - Property/Casualty Operations of Nationwide Mutual Insurance Company from September 1993 to April 1995. Prior to that time, Mr. Gasper held numerous positions within Nationwide. Mr. Gasper has been with Nationwide for 34 years.


LEWIS J. ALPHIN has been a Director of Nationwide since 1993. Mr. Alphin owns and operates an 800-acre farm in Mt. Olive, NC. He taught agriculture business at James Sprunt Community College in Kenansville, NC for more than 22 years before retiring in 1994. He is the former board chairman of the Cape Fear Farm Credit Association, a member and former vice president, secretary/treasurer, and director of the Duplin County Agribusiness Council, and a former board member of the Southern States Cooperative (1986 to 1993). Mr. Alphin is a member of the Duplin County Farm Bureau, the North Carolina Farm Bureau, ad the Farm Credit Council. He is a member and former director of the Oak Wolfe Fire Department.

A. I. BELL has been a Director of Nationwide since April, 1998. Mr. Bell has served as a state trustee of the Ohio Farm Bureau Federation from 1991 to 1998 and as president that last four years. He oversees the Bell family farm in Zanesville, Ohio. The farm is the hub of a multi-family swine network, in addition to grain and beef operations. Mr. Bell has represented the Ohio Farm Bureau at state and national level activities, and has traveled internationally representing Ohio agriculture. In 1995, he was introduced into The Ohio State University Department of Animal Sciences Hall of Fame.


YVONNE M. CURL has been a Director of Nationwide since April 1998. Ms. Curl is Vice President - Chief Marketing Officer for Avaya Inc. located in Basking Ridge, NJ. Prior to joining Avaya Inc. in November 2000, she was employed by the Xerox Corporation. She joined Xerox in 1976 as a sales representative and progressed through management positions, including vice president - field operations; executive assistant to the chairman and CEO; and as corporate vice president serving as senior vice president and general manager, public sector worldwide/global solutions group.


JOHN R. COOK, JR. has been Senior Vice President - Chief Communications Officer since May 1997. Previously, Mr. Cook was Senior Vice President - Chief Communications Officer of USAA from July 1989 to May 1997. Mr. Cook has been with Nationwide for 3 years.


THOMAS L. CRUMRINE has been Senior Vice President of Nationwide since September 1997. Previously he was Senior Vice President - Property/Casualty from March 1996 to September 1997. Prior to that time, he was Senior Vice President - Claims from April 1995 to March 1996, Vice President - Claims from 1993 to March 1996, Vice President - Agency Sales from 1991 to 1993 and Vice President - Agency Services from 1989 to 1991. Prior to 1991, Mr. Crumrine held several other positions within Nationwide.


KENNETH D. DAVIS has been a Director of Nationwide since April 1999. Mr. Davis is the immediate past president of the Ohio Farm Bureau Federation. He served as a member of the Ohio Farm Bureau Federation's board of trustees from 1989 until 1999. He served as first vice president of the board from 1994 until 1998. Mr. Davis serves on the board of directors of his local rural electric cooperatives and is a member of many agriculture organizations including the Ohio Corn Growers, Ohio Cattlemen's and Ohio Soybean associations.


DAVID A. DIAMOND has been Senior Vice President - Corporate Controller since December 11, 2000. Previously, Mr. Diamond was Senior Vice President - Corporate Controller from August 1999 to December 2000. He was Vice President - Controller from October 1993 to August 1999. Prior to that time, Mr. Diamond held several positions within Nationwide. Mr. Diamond has been with Nationwide for 12 years.


KEITH W. ECKEL has been a Director of Nationwide since April 1996. Mr. Eckel is a partner of Fred W. Eckel Sons and president of Eckel Farms, Inc. in northeast Pennsylvania. He received the Master Farmer award from Penn State University in 1982. Mr. Eckel is a member of the Pennsylvania Agricultural Land Preservation Board. He is a former president of the Pennsylvania Farm Bureau, a position he held for 15 years, and the Lackawanna County Cooperative Extension Association. He has served as a board member and executive committee member of the American Farm Bureau Federation. He is a former vice president of the Pennsylvania Council of Cooperative Extension Associations and former board member of the Pennsylvania Vegetable Growers Association.

WILLARD J. ENGEL has been a Director of Nationwide since 1994. Mr. Engel served as general manager of Lyon County Co-Operative Oil Co. in Marshall, MN from 1975 to 1997, and occasionally serves on a consulting basis. He previously was a division manager of the Truman Farmers Elevator. He is a former director of the Western Co-op Transport in Montevideo, MN, a former director and legislative committee chairman of the Northwest Petroleum Association in St. Paul, and a former director of Farmland Industries in Kansas City.

FRED C. FINNEY has been a Director of Nationwide since 1992. Mr. Finney is the owner and operator of the Moreland Fruit Farm and operator of Melrose Orchard in Wooster, OH. He is past president of the Ohio Farm Bureau Federation, the Ohio Fruit Growers Society, Wayne County Farm Bureau, and the Westwood Ruritan Club. He is a member of the American Berry Cooperative.


PHILIP C. GATH has been Senior Vice President - Chief Actuary - Nationwide Financial since May 1998. Previously, Mr. Gath was Vice President - Product Manager - Individual Variable Annuity from July 1997 to May 1998. Mr. Gath was Vice President - Individual Life Actuary from August 1989 to July 1997. Prior to that time, Mr. Gath held several positions within Nationwide. Mr. Gath has been with Nationwide for 32 years.


PATRICIA R. HATLER has been Senior Vice President, General Counsel and Secretary since April 2000. Previously, she was Senior Vice President and General

Counsel from July 1999 to April 2000. Prior to that time, she was General Counsel and Corporate Secretary of Independence Blue Cross from 1983 to July 1999.


MICHAEL S. HELFER has been Executive Vice President - Corporate Strategy since August 2000. He is a former partner and head of the financial institutions group at Wilmer, Cutler and Pickering, a 350-lawyer international law firm headquartered in Washington, D.C. He served as that firm's Chairman and Chief Executive Officer from 1995 to 1998.



DAVID K. HOLLINGSWORTH has been Senior Vice President - Business Development and Sponsor Relations since April 2000. Previously, he was Senior Vice President - Multi Channel and Sponsor relations from August 1999 until April 2000. Previously, he was Senior Vice President - Marketing from June 1999 to August 1999. Prior to that time, Mr. Hollingsworth held numerous positions within Nationwide. Mr. Hollingsworth has been with Nationwide for 26 years.



DAVID R. JAHN has been Senior Vice President - Product Management since November 2000. Previously, he was Senior Vice President - Commercial Insurance from March 1998 to November 2000. Previously, he was Vice President - Property/Casualty Operations and Vice President - Resource Management from March 1996 to January 1998. Prior to that time, Mr. Jahn has held numerous positions within Nationwide. Mr. Jahn has been with Nationwide for 29 years.



DONNA A. JAMES has been Executive Vice President - Chief Administrative Officer since July 2000. Previously, she was Senior Vice President - Chief Human Resources Officer from May 1999 to July 2000. She was Senior Vice President - Human Resources from December 1997 to May 1999. Previously, she was Vice President - Human Resources from July 1996 to December 1997. Prior to that time, Ms. James was Vice President - Assistant to the CEO of Nationwide from March 1996 to July 1996. From May 1994 to March 1996, she was Associate Vice President
- Assistant to the CEO of Nationwide. Previously, Ms. James held several positions within Nationwide. Ms. James has been with Nationwide for 19 years.



RICHARD D. HEADLEY has been Executive Vice President for Nationwide since July 2000. Previously, he was Executive Vice President - Chief Information Technology Officer from May 1999 to July 2000. He was Senior Vice President - Chief Information Technology Officer from October 1997 to May 1999. Previously, Mr. Headley was Chairman and Chief Executive Officer of Banc One Services Corporation from 1992 to October 1997. From January 1975 until 1992, Mr. Headley held several positions with Banc One Corporation. Mr. Headley has been with Nationwide for 3 years.



RICHARD A. KARAS has been Senior Vice President - Sales - Financial Services since March 1993. Previously, he was Vice President - Sales - Financial Services from February 1989 to March 1993. Prior to that time, Mr. Karas held several positions within Nationwide. Mr. Karas has been with Nationwide for 36 years.


GREGORY S. LASHUTKA has been Senior Vice President - Corporate Relations since January 2000. Previously, he was the Mayor of the City of Columbus (Ohio) from January 1992 to December 1999. From January 1986 to December 1991, Mr. Lashutka was a Partner with Squire, Sanders & Dempsey. From January 1978 to December 1985, he was City Attorney for the City of Columbus (Ohio).

EDWIN P. MCCAUSLAND, JR. has been Senior Vice President - Fixed Income Securities since 1999. Mr. McCausland has 29 years of experience in insurance investments beginning his career in 1970 with Connecticut Mutual Life Insurance Company. He joined Phoenix Mutual Life Insurance Company in 1981 as second Vice President of Bond Investments and rising to Vice President of Pension Operations. He was Vice President and Managing Director of Mass Mutual Life Insurance Company prior to joining Nationwide.

DAVID O. MILLER has been a Director of Nationwide since November 1996. Mr. Miller has been Chairman of the Board since 1998. Mr. Miller is president of Owen Potato Farm, Inc. and a partner of M&M Enterprises in Licking County, OH. He is a director and board chairman of the National Cooperative Business Association, director of Cooperative Business International and the International Cooperative Alliance, and serves on the educational executive committee of the National Council of Farmer Cooperatives. He was president of the Ohio Farm Bureau Federation from 1981 to 1985 and was vice president for six years. Mr. Miller served a two year term on the board of the American Farm Bureau Association. He is past president of the Ohio Vegetable and Potato Growers Association, and was a director of Landmark, Inc., a farm supply cooperative which is now part of Indianapolis-based Countrymark.


ROBERT A. OAKLEY has been Executive Vice President - Chief Financial Officer and Treasurer since December 2000. Previously, Mr. Oakley was Executive Vice President - Chief Financial Officer from April 1995 to December 2000. Prior to that, Mr. Oakley was Senior Vice President - Chief Financial Officer from October

1993 to April 1995. Prior to that time, Mr. Oakley held several positions within Nationwide. Mr. Oakley has been with Nationwide for 25 years.


RALPH M. PAIGE has been a Director of Nationwide since April 1999. Mr. Paige has been the Executive Director of the Federation of Southern Cooperatives/Land Assistance Fund since 1969. Mr. Paige also served as the National Field Director/Georgia State Director from 1981 to 1984.

JAMES F. PATTERSON has been a Director of Nationwide since April 1989. Mr. Patterson is president of Patterson Farms, Inc. and has operated Patterson Fruit Farm in Chesterland, OH since 1964. Mr. Patterson is on the boards of The Ohio State University Hospitals Health System in Cleveland, Geauga Hospital, Inc. and the National Cooperative Business Association. He is past president of the Ohio Farm Bureau Federation and former member of Cleveland Foundation's Lake and Geauga Advisory Committees.


MARK D. PHELAN has been Senior Vice President - Technology and Operations since December 2000. Previously, he was Senior Vice President - Technology Services from 1998 to December 2000. His previous management experience includes five years (1977 - 1982) with the data processing division's sales group at IBM Corporation. From 1982 through 1990, Mr. Phelan served as Director of AT&T's Consumer Communications Services Group and he was subsequently promoted to Sales Vice President for the Eastern Region of the Business Communications Services Division. In 1992, he became Executive Vice President - Sales and Marketing for the Electronic Commerce Division of Checkfree Corporation, a position he held for five years. From 1997 until 1998, he was in private consulting.



DOUGLAS C. ROBINETTE has been Senior Vice President - Claims since November 2000. Previously he was Senior Vice President - Claims and Financial Services from 1999 to November 2000. Prior to that time, Mr. Robinette was Senior Vice President - Marketing and Product Management from May 1998 to 1999. Mr. Robinette was Executive Vice President, Customer Services of Employers Insurance of Wausau, and a member of the Nationwide group until 1998, from September 1996 to May 1998. Prior to that time, he was Executive Vice President, Finance and Insurance Services of Wausau from May 1995 to September 1996. From November 1994 to May 1995, Mr. Robinette was Senior Vice President, Finance and Insurance Services of Wausau. From May 1993 to November 1994, he was Senior Vice President, Finance of Wausau. Prior to that time, Mr. Robinette held several positions within the Nationwide group. Mr. Robinette has been with Nationwide for 14 years.


ARDEN L. SHISLER has been a Director of Nationwide since 1984. Mr. Shisler is president and chief executive officer of K&B Transport, Inc., a trucking firm in Dalton, OH. He is a director of the National Cooperative Business Association in Washington, DC. He is a former board member and vice president of the Ohio Farm Bureau Federation and past president of the Ohio Agricultural Marketing Association, an Ohio Farm Bureau Federation subsidiary. He is a member of the Ohio Trucking Association, the Ohio Trucking Safety Council, the Wayne County Farm Bureau, Cornerstone Community Church, the Advisory Committee of The Ohio State University Agriculture Technical Institute and a board member of the Wilderness Center.

ROBERT L. STEWART has been a Director of Nationwide since 1989. Mr. Stewart is the owner and operator of Sunnydale Farms and Mining in Jewett, OH. He served on the board of the Ohio Farm Bureau Federation and as president of the Ohio Holstein Association board. Mr. Stewart was a director of the Ohio Agricultural Stabilization and Conservation Service board and Landmark, Inc. a farm supply cooperative which is now part of Indianapolis-based Countrymark.

MARK R. THRESHER has been Senior Vice President - Finance - Nationwide Financial since May 1999. He was Vice President - Controller from August 1996 to May 1999. He was Vice President and Treasurer from November 1996 to February 1997. Previously, he was Vice President and Treasurer from June 1996 to November 1996. Prior to joining Nationwide, Mr. Thresher served as a partner with KPMG LLP from July 1988 to June 1996.


RICHARD M. WAGGONER has been Senior Vice President - Operations since May 1999. Previously, he was President of Nationwide Services from May 1997 to May 1999. Prior to that time, Mr. Waggoner has held numerous positions within the Nationwide group of companies. Mr. Waggoner has been with Nationwide for 24 years.



SUSAN A. WOLKEN has been Senior Vice President - Product Management and Nationwide Financial Marketing since May 1999. Previously, Ms. Wolken was Senior Vice President - Life Company Operations from June 1997 to May 1999. She was Senior Vice President - Enterprise Administration from July 1996 to June 1997. Prior to that time, she was Senior Vice President - Human Resources from April 1995 to July 1996. From September 1993 to April 1995, Ms. Wolken was Vice President - Human Resources. From October 1989 to September 1993 she was Vice President -

Individual Life and Health Operations. Ms. Wolken has been with Nationwide for 26 years.



ROBERT J. WOODWARD, JR. has been Executive Vice President - Chief Investment Officer since August 1995. Previously, he was Senior Vice President - Fixed Income Investments from March 1991 to August 1995. Prior to that time, Mr. Woodward held several positions within Nationwide. Mr. Woodward has been with Nationwide for 36 years.

APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS


The underlying mutual funds listed below are designed primarily as investment vehicles for variable annuity contracts and variable life insurance policies issued by insurance companies.

There is no guarantee that the investment objectives will be met.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
The Fidelity Variable Insurance Products Fund ("VIP") is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. Shares of VIP are purchased by insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. Fidelity Management & Research Company ("FMR") is the manager for VIP and its portfolios.

     VIP EQUITY-INCOME PORTFOLIO: SERVICE CLASS
     Investment Objective: Reasonable income by investing primarily in income-producing equity securities. In choosing these securities FMR also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

     VIP GROWTH PORTFOLIO: SERVICE CLASS
     Investment Objective: Capital appreciation. This Portfolio will invest in the securities of both well-known and established companies, and smaller, less well-known companies which may have a narrow product line or whose securities are thinly traded. These latter securities will often involve greater risk than may be found in the ordinary investment security. FMR's analysis and expertise plays an integral role in the selection of securities and, therefore, the performance of the Portfolio. Many securities which FMR believes would have the greatest potential may be regarded as speculative, and investment in the Portfolio may involve greater risk than is inherent in other underlying mutual funds. It is also important to point out that this Portfolio makes sense for you if you can afford to ride out changes in the stock market because it invests primarily in common stocks. FMR can also make temporary investments in securities such as investment-grade bonds, high-quality preferred stocks and short-term notes, for defensive purposes when it believes market conditions warrant.

     VIP HIGH INCOME PORTFOLIO: SERVICE CLASS
     Investment Objective: High level of current income by investing primarily in high-risk, lower-rated, high-yielding, fixed-income securities, while also considering growth of capital. FMR will seek high current income normally by investing the Portfolio's assets as follows:

          - at least 65% in income-producing debt securities and preferred stocks, including convertible securities

          - up to 20% in common stocks and other equity securities when consistent with the Portfolio's primary objective or acquired as part of a unit combining fixed-income and equity securities

     Higher yields are usually available on securities that are lower-rated or that are unrated. Lower-rated securities are usually defined as Ba or lower by Moody's Investor Service, Inc. ("Moody's"); BB or lower by Standard & Poor's and may be deemed to be of a speculative nature. The Portfolio may also purchase lower-quality bonds such as those rated Ca3 by Moody's or C-by Standard & Poor's which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a further discussion of lower-rated securities, please see the "Risks of Lower-Rated Debt Securities" section of the Portfolio's prospectus.

     VIP OVERSEAS PORTFOLIO: SERVICE CLASS
     Investment Objective: Long-term capital growth primarily through investments in foreign securities. This Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside the United States.

NATIONWIDE SEPARATE ACCOUNT TRUST
Nationwide Separate Account Trust ("NSAT") is a diversified open-end management investment company created under the laws of Massachusetts. NSAT offers shares in the mutual funds listed below, each with its own investment objectives. Shares of NSAT will be sold primarily to separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. The assets of NSAT are managed by Villanova Mutual Fund Capital Trust ("VMF"), an indirect subsidiary of Nationwide Financial Services, Inc.

     CAPITAL APPRECIATION FUND
     Investment Objective: Long-term capital appreciation.

     DREYFUS NSAT MID CAP INDEX FUND (FORMERLY, NATIONWIDE MID CAP INDEX FUND) (FORMERLY, NATIONWIDE SELECT ADVISERS MID CAP FUND)
     Subadviser: The Dreyfus Corporation
     Investment Objective: Capital appreciation. The Fund seeks to match the performance of the Standard & Poor's MidCap 400 Index. To pursue this goal, the Fund generally is fully invested in all 400 stocks included in this index in proportion to their weighting in the index, and in futures whose performance is tied to the index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

     MONEY MARKET FUND
     Investment Objective: As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.


     NATIONWIDE SMALL CAP VALUE FUND
     Subadviser: The Dreyfus Corporation
     Investment Objective: Capital appreciation through investment in a diversified portfolio of equity securities of companies with a medial market capitalization of approximately $1 billion. Under normal market conditions, at least 75% of the Fund's total assets in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Index.



     NATIONWIDE SMALL COMPANY FUND
     Subadvisers: The Dreyfus Corporation, Neuberger Berman, LLC, Lazard Asset Management, Strong Capital Management, Inc. and Waddell & Reed Investment Management Company
     Investment Objective: Long-term growth of capital. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000 Index.



     STRONG NSAT MID CAP GROWTH FUND (FORMERLY, NATIONWIDE STRATEGIC GROWTH
     FUND)
     Subadviser: Strong Capital Management Inc.
     Investment Objective: Capital growth by focusing on common stocks of U.S. and foreign companies that the subadviser believes are reasonably priced and have above-average growth potential. The Fund invests primarily in stocks of medium sized companies but its portfolio can include stocks of companies of any size.


     TOTAL RETURN FUND
     Investment Objective: Reasonable, long-term total return on invested capital.

ONE GROUP(R) INVESTMENT TRUST
One Group Investment Trust is a diversified, open-end management investment company organized under the laws of Massachusetts by a Declaration of Trust, dated June 7, 1993. One Group Investment Trust offers shares in the separate mutual funds (the "Funds") shown below, each with its own investment objective. The shares of the Funds are sold to life insurance companies to fund variable annuity contracts and variable life insurance policies. The assets of One Group Investment Trust are managed by Banc One Investment Advisors Corporation.

     ONE GROUP INVESTMENT TRUST BALANCED PORTFOLIO (FORMERLY ASSET ALLOCATION
     FUND)
     Investment Objective: The Portfolio seeks to provide total return while preserving capital.

     ONE GROUP INVESTMENT TRUST BOND PORTFOLIO
     Investment Objective: The Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of intermediate and long-term debt securities.

     ONE GROUP INVESTMENT TRUST DIVERSIFIED EQUITY PORTFOLIO
     Investment Objective: The Portfolio seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income.

     ONE GROUP INVESTMENT TRUST DIVERSIFIED MID CAP PORTFOLIO
     Investment Objective: The Portfolio seeks long term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

     ONE GROUP INVESTMENT TRUST  EQUITY INDEX PORTFOLIO
     Investment Objective: The Portfolio seeks investment results that correspond to the aggregated price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500")*.

     *"S&P 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Portfolio.

     ONE GROUP INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO
     Investment Objective: The Portfolio seeks a high level of current income with liquidity and safety of principal.

     ONE GROUP INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO (FORMERLY LARGE COMPANY GROWTH FUND)
     Investment Objective: The Portfolio seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

     ONE GROUP INVESTMENT TRUST MID CAP GROWTH PORTFOLIO (FORMERLY GROWTH OPPORTUNITIES FUND)
     Investment Objective: The Portfolio seeks growth of capital and, secondarily, current income, by investing primarily in equity securities. Issuers will include medium sized companies with a history of above-average growth or companies that are expected to enter periods of above-average growth, and smaller companies which are positioned in emerging growth industries.

     ONE GROUP INVESTMENT TRUST MID CAP VALUE PORTFOLIO
     Investment Objective: The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

W&R TARGET FUNDS, INC.
The Fund is an open-end, diversified management company organized as a Maryland corporation on December 2, 1986. The Fund sells its shares only to the separate accounts of participating insurance companies to fund certain variable life insurance policies and variable annuity contracts. Waddell & Reed Investment Management Company is the Fund's investment advisor.

     ASSET STRATEGY PORTFOLIO
     Investment Objective: The Asset Strategy Portfolio seeks high total return over the long-term. It seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments, both in the United States and abroad.

     BALANCED PORTFOLIO
     Investment Objective: The Balanced Portfolio seeks as a primary goal, current income, with a secondary goal of long-term appreciation of capital. It invests primarily in a mix of stocks, fixed-income securities and cash, depending on market conditions.

     BOND PORTFOLIO
     Investment Objective: The Bond Portfolio seeks a reasonable return with emphasis on preservation of capital. It seeks to achieve its goal by investing primarily in domestic debt securities, usually of investment grade.

     CORE EQUITY PORTFOLIO
     Investment Objective: The Core Equity Portfolio seeks capital growth and income. It seeks to achieve its goals by investing primarily in common stocks of large U.S. and foreign companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation, or are expected to resist market decline.

     GROWTH PORTFOLIO
     Investment Objective: The Growth Portfolio seeks capital growth, with a secondary goal of current income. It seeks to achieve its goal by investing primarily in common stocks, of U.S. and foreign companies.

     HIGH INCOME PORTFOLIO
     Investment Objective: The High Income Portfolio seeks as a primary goal, high current income with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are consistent with the Portfolio's goals.

     INTERNATIONAL PORTFOLIO
     Investment Objective: The International Portfolio seeks as a primary goal, long-term appreciation of capital, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of foreign companies that may have the potential for long-term growth.

     LIMITED-TERM BOND PORTFOLIO
     Investment Objective: The Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital. It seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. Government securities.

     MONEY MARKET PORTFOLIO
     Investment Objective: The Money Market Portfolio seeks current income consistent with stability of principal. It seeks to achieve it goal by investing in U.S. dollar-denominated high quality money market obligations and instruments.

     SCIENCE AND TECHNOLOGY PORTFOLIO
     Investment Objective: The Science and Technology Portfolio seeks long-term capital growth. It seeks to achieve its goals by concentrating its investments primarily science and technology equity securities of U.S. and foreign companies.

     SMALL CAP PORTFOLIO
     Investment Objective: The Small Cap Portfolio seeks capital growth. It seeks to achieve its goal by investing primarily in common stocks of companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or in emerging industries where the opportunity for rapid growth is above average.


     VALUE PORTFOLIO
     Investment Objective: The Value Portfolio seeks long-term capital appreciation of capital by investing, during normal market conditions, primarily in the stocks of large U.S. and foreign companies that are undervalued relative to the true worth of the company.

        APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES,
   AND DEATH BENEFITS FOR WADDELL & REED SURVIVORSHIP LIFE INSURANCE POLICIES


The illustrations in this prospectus have been prepared to help show how values under the polices change with investment performance. The illustrations demonstrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different.

For hypothetical returns of 0% and 6%, the illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is not policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.


The amounts shown for the cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the variable account sub-accounts is lower than the gross return. This is due to the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 1.00%. This effective rate is based on the average of the fund expenses, after expense reimbursement, for the preceding year for all underlying mutual fund options available under the policy as of December 31, 2000. Some underlying mutual funds are subject to expense reimbursements and fee waivers. Absent expense reimbursements and fee waivers, the annual effective rate would have been 1.00%. Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements and fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund.


Taking into account the underlying mutual fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of - 1.00%, 5.00% and 11.00%, respectively.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated. Death benefit Option 1 has been assumed in all the illustrations.

The illustrations reflect that Nationwide deducts a sales load as well as charges for state premium and federal taxes, from each premium payment. The illustrations reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

In addition, the illustrations reflect the fact that Nationwide deducts a monthly administrative charge at the beginning of each policy month. The illustrations also reflect that Nationwide deducts a monthly charge to assume mortality and expense risks. This mortality and expense risk charge is assessed at the beginning of each policy month and is calculated as a percentage of the assets of the variable account only.

Policy charges on policies issued for delivery in the State of New York will vary (see "Deductions and Charges") and thereby affect the illustrations.


The cash surrender values shown in the illustrations reflect that Nationwide will deduct a surrender charge from the policy's cash value for any policy surrendered in the first 9 years.


Upon request, Nationwide will furnish a comparable illustration based on the proposed insureds' age, sex, smoking classification, rating classification and premium payment requested.

                                                    $12,150 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
                                  MALE: NON-TOBACCO PREFERRED, ISSUE AGE 55 FEMALE: NON-TOBACCO PREFERRED, ISSUE AGE 55

                                                            OPTION 1 CURRENT VALUES

                            0% HYPOTHETICAL GROSS               6% HYPOTHETICAL GROSS                12% HYPOTHETICAL GROSS
                               INVESTMENT RETURN                  INVESTMENT RETURN                    INVESTMENT RETURN
           PREMIUMS
           PAID PLUS                CASH                                 CASH                                     CASH
  POLICY  INTEREST AT    CASH    SURRENDER      DEATH        CASH      SURRENDER     DEATH         CASH       SURRENDER    DEATH
   YEAR      5%         VALUE      VALUE       BENEFIT       VALUE       VALUE      BENEFIT        VALUE        VALUE      BENEFIT

     1     12,758        8,452          0     1,000,000       9,040          0     1,000,000       9,630             0     1,000,000
     2     26,153       16,712      6,826     1,000,000      18,411      8,526     1,000,000      20,183        10,298     1,000,000
     3     40,218       24,704     15,807     1,000,000      28,054     19,157     1,000,000      31,688        22,791     1,000,000
     4     54,986       35,167     27,258     1,000,000      40,801     32,893     1,000,000      47,147        39,239     1,000,000
     5     70,493       45,294     38,374     1,000,000      53,935     47,016     1,000,000      64,032        57,112     1,000,000
     6     86,775       55,051     49,119     1,000,000      67,436     61,504     1,000,000      82,457        76,525     1,000,000
     7    103,872       64,390     59,447     1,000,000      81,270     76,327     1,000,000     102,537        97,594     1,000,000
     8    121,823       73,248     69,293     1,000,000      95,386     91,432     1,000,000     124,388       120,434     1,000,000
     9    140,671       81,542     78,576     1,000,000     109,716    106,751     1,000,000     148,126       145,160     1,000,000
    10    160,462       89,181     89,181     1,000,000     124,180    124,180     1,000,000     173,875       173,875     1,000,000
    11    181,243       96,813     96,813     1,000,000     139,434    139,434     1,000,000     202,511       202,511     1,000,000
    12    203,063      104,317    104,317     1,000,000     155,392    155,392     1,000,000     234,215       234,215     1,000,000
    13    225,973      111,694    111,694     1,000,000     172,088    172,088     1,000,000     269,338       269,338     1,000,000
    14    250,030      118,946    118,946     1,000,000     189,561    189,561     1,000,000     308,320       308,320     1,000,000
    15    275,289      126,073    126,073     1,000,000     207,851    207,851     1,000,000     351,593       351,593     1,000,000
    16    301,810      133,076    133,076     1,000,000     226,998    226,998     1,000,000     399,642       399,642     1,000,000
    17    329,658      139,956    139,956     1,000,000     247,047    247,047     1,000,000     453,002       453,002     1,000,000
    18    358,899      146,715    146,715     1,000,000     268,072    268,072     1,000,000     512,274       512,274     1,000,000
    19    389,601      153,354    153,354     1,000,000     290,141    290,141     1,000,000     578,122       578,122     1,000,000
    20    421,839      159,872    159,872     1,000,000     313,309    313,309     1,000,000     651,291       651,291     1,000,000
    21    455,688      166,331    166,331     1,000,000     337,698    337,698     1,000,000     732,671       732,671     1,000,000
    22    491,230      172,253    172,253     1,000,000     362,975    362,975     1,000,000     823,008       823,008     1,000,000
    23    528,549      177,248    177,248     1,000,000     388,903    388,903     1,000,000     923,353       923,353     1,000,000
    24    567,734      181,135    181,135     1,000,000     415,425    415,425     1,000,000   1,034,856     1,034,856     1,086,598
    25    608,878      183,702    183,702     1,000,000     442,480    442,480     1,000,000   1,158,264     1,158,264     1,216,177
    26    652,080      184,699    184,699     1,000,000     470,006    470,006     1,000,000   1,294,795     1,294,795     1,359,535
    27    697,441      183,840    183,840     1,000,000     497,950    497,950     1,000,000   1,445,804     1,445,804     1,518,094
    28    745,071      180,796    180,796     1,000,000     526,266    526,266     1,000,000   1,612,772     1,612,772     1,693,410
    29    795,082      175,171    175,171     1,000,000     554,921    554,921     1,000,000   1,797,317     1,797,317     1,887,183
    30    847,594      166,489    166,489     1,000,000     583,897    583,897     1,000,000   2,001,203     2,001,203     2,101,264

(1)      NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)      CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.


(*)      UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                 $12,150 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
                                MALE: NON-TOBACCO PREFERRED, ISSUE AGE 55 FEMALE: NON-TOBACCO PREFERRED, ISSUE AGE 55

                                                             OPTION 1 GUARANTEED VALUES

                             0% HYPOTHETICAL GROSS                6% HYPOTHETICAL GROSS          12% HYPOTHETICAL GROSS
                               INVESTMENT RETURN                     INVESTMENT RETURN               INVESTMENT RETURN
             PREMIUMS
             PAID PLUS                  CASH                             CASH                                 CASH
  POLICY    INTEREST AT    CASH     SURRENDER     DEATH        CASH    SURRENDER      DEATH        CASH     SURRENDER     DEATH
   YEAR         5%        VALUE       VALUE      BENEFIT       VALUE     VALUE       BENEFIT       VALUE      VALUE      BENEFIT

      1       12,758      7,857           0     1,000,000       8,426         0     1,000,000       8,997          0    1,000,000
      2       26,153     15,531       5,645     1,000,000      17,156     7,270     1,000,000      18,852      8,967    1,000,000
      3       40,218     22,943      14,046     1,000,000      26,125    17,228     1,000,000      29,582     20,684    1,000,000
      4       54,986     33,427      25,519     1,000,000      38,782    30,873     1,000,000      44,817     36,909    1,000,000
      5       70,493     43,576      36,656     1,000,000      51,821    44,901     1,000,000      61,455     54,535    1,000,000
      6       86,775     53,353      47,422     1,000,000      65,221    59,289     1,000,000      79,604     73,673    1,000,000
      7      103,872     62,712      57,769     1,000,000      78,949    74,006     1,000,000      99,379     94,436    1,000,000
      8      121,823     71,588      67,634     1,000,000      92,954    88,999     1,000,000     120,891    116,937    1,000,000
      9      140,671     79,900      76,935     1,000,000     107,166   104,200     1,000,000     144,250    141,285    1,000,000
     10      160,462     87,556      87,556     1,000,000     121,503   121,503     1,000,000     169,578    169,578    1,000,000
     11      181,243     94,455      94,455     1,000,000     135,875   135,875     1,000,000     197,010    197,010    1,000,000
     12      203,063    100,490     100,490     1,000,000     150,184   150,184     1,000,000     226,705    226,705    1,000,000
     13      225,973    105,549     105,549     1,000,000     164,327   164,327     1,000,000     258,855    258,855    1,000,000
     14      250,030    109,502     109,502     1,000,000     178,184   178,184     1,000,000     293,737    293,737    1,000,000
     15      275,289    112,176     112,176     1,000,000     191,594   191,594     1,000,000     331,607    331,607    1,000,000
     16      301,810    113,336     113,336     1,000,000     204,341   204,341     1,000,000     372,737    372,737    1,000,000
     17      329,658    112,665     112,665     1,000,000     216,132   216,132     1,000,000     417,425    417,425    1,000,000
     18      358,899    109,735     109,735     1,000,000     226,575   226,575     1,000,000     466,014    466,014    1,000,000
     19      389,601    104,026     104,026     1,000,000     235,198   235,198     1,000,000     518,948    518,948    1,000,000
     20      421,839     94,943      94,943     1,000,000     241,459   241,459     1,000,000     576,841    576,841    1,000,000
     21      455,688     81,875      81,875     1,000,000     244,818   244,818     1,000,000     640,610    640,610    1,000,000
     22      491,230     64,017      64,017     1,000,000     244,543   244,543     1,000,000     711,373    711,373    1,000,000
     23      528,549     40,501      40,501     1,000,000     239,845   239,845     1,000,000     790,715    790,715    1,000,000
     24      567,734     10,258      10,258     1,000,000     229,742   229,742     1,000,000     880,750    880,750    1,000,000
     25      608,878        (*)         (*)           (*)     212,922   212,922     1,000,000     984,106    984,106    1,033,312
     26      652,080        (*)         (*)           (*)     187,563   187,563     1,000,000   1,099,177  1,099,177    1,154,135
     27      697,441        (*)         (*)           (*)     151,148   151,148     1,000,000   1,225,694  1,225,694    1,286,979
     28      745,071        (*)         (*)           (*)     100,179   100,179     1,000,000   1,364,615  1,364,615    1,432,846
     29      795,082        (*)         (*)           (*)      29,921    29,921     1,000,000   1,516,937  1,516,937    1,592,784
     30      847,594        (*)         (*)           (*)         (*)       (*)           (*)   1,683,699  1,683,699    1,767,884

(1)      NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)      CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.


(*)      UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                 $14,000 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
                                     MALE: NON-TOBACCO, ISSUE AGE 55 FEMALE: NON-TOBACCO PREFERRED, ISSUE AGE 55

                                                               OPTION 2 CURRENT VALUES

                              0% HYPOTHETICAL GROSS            6% HYPOTHETICAL GROSS             12% HYPOTHETICAL GROSS
                                INVESTMENT RETURN                 INVESTMENT RETURN                INVESTMENT RETURN
           PREMIUMS
           PAID PLUS                 CASH                                CASH                             CASH
  POLICY  INTEREST AT     CASH    SURRENDER      DEATH        CASH   SURRENDER     DEATH       CASH     SURRENDER        DEATH
   YEAR       5%         VALUE      VALUE       BENEFIT       VALUE    VALUE      BENEFIT      VALUE      VALUE         BENEFIT

     1      14,700       10,181          0     1,010,181      10,873       548    1,010,873     11,567       1,242     1,011,567
     2      30,135       20,140      9,815     1,020,140      22,153    11,828    1,022,153     24,252      13,927     1,024,252
     3      46,342       29,815     20,522     1,029,815      33,799    24,507    1,033,799     38,118      28,826     1,038,118
     4      63,359       41,929     33,669     1,041,929      48,631    40,371    1,048,631     56,176      47,916     1,056,176
     5      81,227       53,671     46,444     1,053,671      63,929    56,701    1,063,929     75,911      68,684     1,075,911
     6      99,988       65,001     58,806     1,065,001      79,664    73,469    1,079,664     97,451      91,256     1,097,451
     7     119,688       75,862     70,699     1,075,862      95,797    90,635    1,095,797    120,923     115,761     1,120,923
     8     140,372       86,179     82,049     1,086,179     112,261   108,131    1,112,261    146,445     142,315     1,146,445
     9     162,090       95,858     92,761     1,095,858     128,966   125,869    1,128,966    174,122     171,025     1,174,122
    10     184,895      104,790    104,790     1,104,790     145,804   145,804    1,145,804    204,061     204,061     1,204,061
    11     208,840      113,689    113,689     1,113,689     163,509   163,509    1,163,509    237,255     237,255     1,237,255
    12     233,982      122,415    122,415     1,122,415     181,977   181,977    1,181,977    273,916     273,916     1,273,916
    13     260,381      130,970    130,970     1,130,970     201,239   201,239    1,201,239    314,466     314,466     1,314,466
    14     288,100      139,356    139,356     1,139,356     221,333   221,333    1,221,333    359,325     359,325     1,359,325
    15     317,205      147,572    147,572     1,147,572     242,296   242,296    1,242,296    408,954     408,954     1,408,954
    16     347,765      155,619    155,619     1,155,619     264,185   264,185    1,264,185    463,866     463,866     1,463,866
    17     379,853      163,500    163,500     1,163,500     287,069   287,069    1,287,069    524,631     524,631     1,524,631
    18     413,546      171,214    171,214     1,171,214     310,995   310,995    1,310,995    591,877     591,877     1,591,877
    19     448,923      178,763    178,763     1,178,763     336,011   336,011    1,336,011    666,303     666,303     1,666,303
    20     486,070      186,146    186,146     1,186,146     362,171   362,171    1,362,171    748,680     748,680     1,748,680
    21     525,073      193,426    193,426     1,193,426     389,588   389,588    1,389,588    839,927     839,927     1,839,927
    22     566,027      200,034    200,034     1,200,034     417,736   417,736    1,417,736    940,397     940,397     1,940,397
    23     609,028      205,492    205,492     1,205,492     446,149   446,149    1,446,149  1,050,563   1,050,563     2,050,563
    24     654,179      209,569    209,569     1,209,569     474,584   474,584    1,474,584  1,171,211   1,171,211     2,171,211
    25     701,588      212,003    212,003     1,212,003     502,753   502,753    1,502,753  1,303,171   1,303,171     2,303,171
    26     751,368      212,488    212,488     1,212,488     530,308   530,308    1,530,308  1,447,317   1,447,317     2,447,317
    27     803,636      210,690    210,690     1,210,690     556,844   556,844    1,556,844  1,604,577   1,604,577     2,604,577
    28     858,518      206,234    206,234     1,206,234     581,897   581,897    1,581,897  1,775,937   1,775,937     2,775,937
    29     916,144      198,702    198,702     1,198,702     604,926   604,926    1,604,926  1,962,433   1,962,433     2,962,433
    30     976,651      187,615    187,615     1,187,615     625,299   625,299    1,625,299  2,165,148   2,165,148     3,165,148

(1)      NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.


(*)      UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                 $14,000 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
                                     MALE: NON-TOBACCO, ISSUE AGE 55 FEMALE: NON-TOBACCO PREFERRED, ISSUE AGE 55

                                                             OPTION 2 GUARANTEED VALUES

                                0% HYPOTHETICAL GROSS            6% HYPOTHETICAL GROSS             12% HYPOTHETICAL GROSS
                                  INVESTMENT RETURN                 INVESTMENT RETURN                  INVESTMENT RETURN
            PREMIUMS
            PAID PLUS                  CASH                            CASH                                CASH
  POLICY   INTEREST AT    CASH     SURRENDER    DEATH      CASH      SURRENDE    DEATH         CASH      SURRENDER        DEATH
   YEAR        5%        VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT       VALUE       VALUE         BENEFIT

     1       14,700      9,586           0    1,009,586    10,259           0   1,010,259      10,934         609       1,010,934
     2       30,135     18,959       8,634    1,018,959    20,898      10,573   1,020,898      22,921      12,596       1,022,921
     3       46,342     28,053      18,761    1,028,053    31,871      22,578   1,031,871      36,013      26,720       1,036,013
     4       63,359     40,190      31,930    1,040,190    46,613      38,353   1,046,613      53,848      45,588       1,053,848
     5       81,227     51,955      44,727    1,051,955    61,817      54,590   1,061,817      73,338      66,110       1,073,338
     6       99,988     63,306      57,111    1,063,306    77,455      71,260   1,077,455      94,606      88,411       1,094,606
     7      119,688     74,189      69,026    1,074,189    93,485      88,323   1,093,485     117,778     112,615       1,117,778
     8      140,372     84,528      80,398    1,084,528   109,842     105,712   1,109,842     142,967     138,837       1,142,967
     9      162,090     94,228      91,131    1,094,228   126,435     123,338   1,126,435     170,277     167,180       1,170,277
    10      184,895    103,181     103,181    1,103,181   143,155     143,155   1,143,155     199,809     199,809       1,199,809
    11      208,840    111,267     111,267    1,111,267   159,874     159,874   1,159,874     231,660     231,660       1,231,660
    12      233,982    118,358     118,358    1,118,358   176,448     176,448   1,176,448     265,937     265,937       1,265,937
    13      260,381    124,321     124,321    1,124,321   192,722     192,722   1,192,722     302,805     302,805       1,302,805
    14      288,100    129,005     129,005    1,129,005   208,509     208,509   1,208,509     342,366     342,366       1,342,366
    15      317,205    132,213     132,213    1,132,213   223,566     223,566   1,223,566     384,685     384,685       1,384,685
    16      347,765    133,682     133,682    1,133,682   237,570     237,570   1,237,570     429,759     429,759       1,429,759
    17      379,853    133,066     133,066    1,133,066   250,091     250,091   1,250,091     477,491     477,491       1,477,491
    18      413,546    129,912     129,912    1,129,912   260,588     260,588   1,260,588     527,659     527,659       1,527,659
    19      448,923    123,691     123,691    1,123,691   268,384     268,384   1,268,384     579,926     579,926       1,579,926
    20      486,070    113,834     113,834    1,113,834   272,718     272,718   1,272,718     633,872     633,872       1,633,872
    21      525,073     99,821      99,821    1,099,821   272,839     272,839   1,272,839     689,074     689,074       1,689,074
    22      566,027     81,024      81,024    1,081,024   267,836     267,836   1,267,836     744,940     744,940       1,744,940
    23      609,028     56,873      56,873    1,056,873   256,810     256,810   1,256,810     800,871     800,871       1,800,871
    24      654,179     26,749      26,749    1,026,749   238,762     238,762   1,238,762     856,142     856,142       1,856,142
    25      701,588        (*)         (*)          (*)   212,505     212,505   1,212,505     909,783     909,783       1,909,783
    26      751,368        (*)         (*)          (*)   176,565     176,565   1,176,565     960,474     960,474       1,960,474
    27      803,636        (*)         (*)          (*)   129,136     129,136   1,129,136   1,006,498   1,006,498       2,006,498
    28      858,518        (*)         (*)          (*)    68,076      68,076   1,068,076   1,045,689   1,045,689       2,045,689
    29      916,144        (*)         (*)          (*)       (*)         (*)         (*)   1,075,586   1,075,586       2,075,586
    30      976,651        (*)         (*)          (*)       (*)         (*)         (*)   1,093,536   1,093,536       2,093,536

(1)      NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.


(*)      UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

        APPENDIX B: ILLUSTRATIONS OF CASH VALUES, CASH SURRENDER VALUES, AND DEATH BENEFITS FOR ONE GROUP SURVIVORSHIP LIFE INSURANCE POLICIES


The illustrations in this prospectus have been prepared to help show how values under the polices change with investment performance. The illustrations demonstrate how cash values, cash surrender values and death benefits under a policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the cash values, cash surrender values and death benefits may be different.

For hypothetical returns of 0% and 6%, the illustrations also illustrate when the policies would go into default, at which time additional premium payments would be required to continue the policy in force. The illustrations also assume there is not policy indebtedness, no additional premium payments are made, no cash values are allocated to the fixed account, and there are no changes in the specified amount or death benefit option.


The amounts shown for the cash value, cash surrender value and death benefit as of each policy anniversary reflect the fact that the net investment return on the assets held in the variable account sub-accounts is lower than the gross return. This is due to the deduction of underlying mutual fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 1.00%. This effective rate is based on the average of the fund expenses, after expense reimbursement, for the preceding year for all underlying mutual fund options available under the policy as of December 31, 2000. Some underlying mutual funds are subject to expense reimbursements and fee waivers. Absent expense reimbursements and fee waivers, the annual effective rate would have been 1.00%. Nationwide anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. Should there be an increase or decrease in the expense reimbursements and fee waivers of these underlying mutual funds, such change will be reflected in the net asset value of the corresponding underlying mutual fund.


Taking into account the underlying mutual fund expenses, gross annual rates of return of 0%, 6% and

12% correspond to net investment experience at constant annual rates of - 1.00%, 5.00% and 11.00%, respectively.

The illustrations also reflect the fact that Nationwide makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the policy. The values shown are for policies which are issued as standard. Policies issued on a substandard basis would result in lower cash values and death benefits than those illustrated. Death benefit Option 1 has been assumed in all the illustrations.

The illustrations reflect that Nationwide deducts a sales load as well as charges for state premium and federal taxes, from each premium payment. The illustrations reflect the fact that no charges for federal or state income taxes are currently made against the variable account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

In addition, the illustrations reflect the fact that Nationwide deducts a monthly administrative charge at the beginning of each policy month. The illustrations also reflect that Nationwide deducts a monthly charge to assume mortality and expense risks. This mortality and expense risk charge is assessed at the beginning of each policy month and is calculated as a percentage of the assets of the variable account only.

Policy charges on policies issued for delivery in the State of New York will vary (see "Deductions and Charges") and thereby affect the illustrations.

The cash surrender values shown in the illustrations reflect that Nationwide will deduct a surrender charge from the policy's cash value for any policy surrendered in the first 9 years.

Upon request, Nationwide will furnish a comparable illustration based on the proposed insureds' age, sex, smoking classification, rating classification and premium payment requested.


                                                $12,150 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
                               MALE: NON-TOBACCO PREFERRED, ISSUE AGE 55 FEMALE: NON-TOBACCO PREFERRED, ISSUE AGE 55

                                                              OPTION 1 CURRENT VALUES

                         0% HYPOTHETICAL GROSS            6% HYPOTHETICAL GROSS                    12% HYPOTHETICAL GROSS
                           INVESTMENT RETURN                 INVESTMENT RETURN                         INVESTMENT RETURN
           PREMIUMS
           PAID PLUS             CASH                               CASH                                      CASH
  POLICY  INTEREST AT   CASH   SURRENDER      DEATH      CASH     SURRENDER       DEATH         CASH        SURRENDER       DEATH
   YEAR       5%       VALUE     VALUE       BENEFIT     VALUE      VALUE        BENEFIT        VALUE         VALUE        BENEFIT

      1      12,758     8,452         0    1,000,000     9,040           0     1,000,000         9,630             0     1,000,000
      2      26,153    16,712     6,826    1,000,000    18,411       8,526     1,000,000        20,183        10,298     1,000,000
      3      40,218    24,704    15,807    1,000,000    28,054      19,157     1,000,000        31,688        22,791     1,000,000
      4      54,986    35,167    27,258    1,000,000    40,801      32,893     1,000,000        47,147        39,239     1,000,000
      5      70,493    45,294    38,374    1,000,000    53,935      47,016     1,000,000        64,032        57,112     1,000,000
      6      86,775    55,051    49,119    1,000,000    67,436      61,504     1,000,000        82,457        76,525     1,000,000
      7     103,872    64,390    59,447    1,000,000    81,270      76,327     1,000,000       102,537        97,594     1,000,000
      8     121,823    73,248    69,293    1,000,000    95,386      91,432     1,000,000       124,388       120,434     1,000,000
      9     140,671    81,542    78,576    1,000,000   109,716     106,751     1,000,000       148,126       145,160     1,000,000
     10     160,462    89,181    89,181    1,000,000   124,180     124,180     1,000,000       173,875       173,875     1,000,000
     11     181,243    96,813    96,813    1,000,000   139,434     139,434     1,000,000       202,511       202,511     1,000,000
     12     203,063   104,317   104,317    1,000,000   155,392     155,392     1,000,000       234,215       234,215     1,000,000
     13     225,973   111,694   111,694    1,000,000   172,088     172,088     1,000,000       269,338       269,338     1,000,000
     14     250,030   118,946   118,946    1,000,000   189,561     189,561     1,000,000       308,320       308,320     1,000,000
     15     275,289   126,073   126,073    1,000,000   207,851     207,851     1,000,000       351,593       351,593     1,000,000
     16     301,810   133,076   133,076    1,000,000   226,998     226,998     1,000,000       399,642       399,642     1,000,000
     17     329,658   139,956   139,956    1,000,000   247,047     247,047     1,000,000       453,002       453,002     1,000,000
     18     358,899   146,715   146,715    1,000,000   268,072     268,072     1,000,000       512,274       512,274     1,000,000
     19     389,601   153,354   153,354    1,000,000   290,141     290,141     1,000,000       578,122       578,122     1,000,000
     20     421,839   159,872   159,872    1,000,000   313,309     313,309     1,000,000       651,291       651,291     1,000,000
     21     455,688   166,331   166,331    1,000,000   337,698     337,698     1,000,000       732,671       732,671     1,000,000
     22     491,230   172,253   172,253    1,000,000   362,975     362,975     1,000,000       823,008       823,008     1,000,000
     23     528,549   177,248   177,248    1,000,000   388,903     388,903     1,000,000       923,353       923,353     1,000,000
     24     567,734   181,135   181,135    1,000,000   415,425     415,425     1,000,000     1,034,856     1,034,856     1,086,598
     25     608,878   183,702   183,702    1,000,000   442,480     442,480     1,000,000     1,158,264     1,158,264     1,216,177
     26     652,080   184,699   184,699    1,000,000   470,006     470,006     1,000,000     1,294,795     1,294,795     1,359,535
     27     697,441   183,840   183,840    1,000,000   497,950     497,950     1,000,000     1,445,804     1,445,804     1,518,094
     28     745,071   180,796   180,796    1,000,000   526,266     526,266     1,000,000     1,612,772     1,612,772     1,693,410
     29     795,082   175,171   175,171    1,000,000   554,921     554,921     1,000,000     1,797,317     1,797,317     1,887,183
     30     847,594   166,489   166,489    1,000,000   583,897     583,897     1,000,000     2,001,203     2,001,203     2,101,264

(4)      NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(5)      CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

(6) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.


(*)      UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                 $12,150 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
                                MALE: NON-TOBACCO PREFERRED, ISSUE AGE 55 FEMALE: NON-TOBACCO PREFERRED, ISSUE AGE 55

                                                             OPTION 1 GUARANTEED VALUES

                              0% HYPOTHETICAL GROSS             6% HYPOTHETICAL GROSS                12% HYPOTHETICAL GROSS
                                 INVESTMENT RETURN                 INVESTMENT RETURN                     INVESTMENT RETURN
            PREMIUMS
            PAID PLUS                CASH                              CASH                                  CASH
  POLICY   INTEREST AT   CASH      SURRENDER   DEATH        CASH     SURRENDER   DEATH         CASH        SURRENDER        DEATH
   YEAR        5%        VALUE       VALUE    BENEFIT       VALUE      VALUE     BENEFIT       VALUE         VALUE         BENEFIT

   1       12,758       7,857           0     1,000,000     8,426         0     1,000,000      8,997             0       1,000,000
   2       26,153      15,531       5,645     1,000,000    17,156     7,270     1,000,000     18,852         8,967       1,000,000
   3       40,218      22,943      14,046     1,000,000    26,125    17,228     1,000,000     29,582        20,684       1,000,000
   4       54,986      33,427      25,519     1,000,000    38,782    30,873     1,000,000     44,817        36,909       1,000,000
   5       70,493      43,576      36,656     1,000,000    51,821    44,901     1,000,000     61,455        54,535       1,000,000
   6       86,775      53,353      47,422     1,000,000    65,221    59,289     1,000,000     79,604        73,673       1,000,000
   7      103,872      62,712      57,769     1,000,000    78,949    74,006     1,000,000     99,379        94,436       1,000,000
   8      121,823      71,588      67,634     1,000,000    92,954    88,999     1,000,000    120,891       116,937       1,000,000
   9      140,671      79,900      76,935     1,000,000   107,166   104,200     1,000,000    144,250       141,285       1,000,000
  10      160,462      87,556      87,556     1,000,000   121,503   121,503     1,000,000    169,578       169,578       1,000,000
  11      181,243      94,455      94,455     1,000,000   135,875   135,875     1,000,000    197,010       197,010       1,000,000
  12      203,063     100,490     100,490     1,000,000   150,184   150,184     1,000,000    226,705       226,705       1,000,000
  13      225,973     105,549     105,549     1,000,000   164,327   164,327     1,000,000    258,855       258,855       1,000,000
  14      250,030     109,502     109,502     1,000,000   178,184   178,184     1,000,000    293,737       293,737       1,000,000
  15      275,289     112,176     112,176     1,000,000   191,594   191,594     1,000,000    331,607       331,607       1,000,000
  16      301,810     113,336     113,336     1,000,000   204,341   204,341     1,000,000    372,737       372,737       1,000,000
  17      329,658     112,665     112,665     1,000,000   216,132   216,132     1,000,000    417,425       417,425       1,000,000
  18      358,899     109,735     109,735     1,000,000   226,575   226,575     1,000,000    466,014       466,014       1,000,000
  19      389,601     104,026     104,026     1,000,000   235,198   235,198     1,000,000    518,948       518,948       1,000,000
  20      421,839      94,943      94,943     1,000,000   241,459   241,459     1,000,000    576,841       576,841       1,000,000
  21      455,688      81,875      81,875     1,000,000   244,818   244,818     1,000,000    640,610       640,610       1,000,000
  22      491,230      64,017      64,017     1,000,000   244,543   244,543     1,000,000    711,373       711,373       1,000,000
  23      528,549      40,501      40,501     1,000,000   239,845   239,845     1,000,000    790,715       790,715       1,000,000
  24      567,734      10,258      10,258     1,000,000   229,742   229,742     1,000,000    880,750       880,750       1,000,000
  25      608,878         (*)         (*)           (*)   212,922   212,922     1,000,000    984,106       984,106       1,033,312
  26      652,080         (*)         (*)           (*)   187,563   187,563     1,000,000  1,099,177     1,099,177       1,154,135
  27      697,441         (*)         (*)           (*)   151,148   151,148     1,000,000  1,225,694     1,225,694       1,286,979
  28      745,071         (*)         (*)           (*)   100,179   100,179     1,000,000  1,364,615     1,364,615       1,432,846
  29      795,082         (*)         (*)           (*)    29,921    29,921     1,000,000  1,516,937     1,516,937       1,592,784
  30      847,594         (*)         (*)           (*)       (*)       (*)           (*)  1,683,699     1,683,699       1,767,884

(4)      NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(5)      CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

(6) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.


(*)      UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                 $14,000 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
                                     MALE: NON-TOBACCO, ISSUE AGE 55 FEMALE: NON-TOBACCO PREFERRED, ISSUE AGE 55

                                                               OPTION 2 CURRENT VALUES

                           0% HYPOTHETICAL GROSS               6% HYPOTHETICAL GROSS                 12% HYPOTHETICAL GROSS
                              INVESTMENT RETURN                   INVESTMENT RETURN                      INVESTMENT RETURN
           PREMIUMS
           PAID PLUS              CASH                                CASH                                    CASH
  POLICY  INTEREST AT   CASH    SURRENDER     DEATH      CASH       SURRENDER   DEATH           CASH        SURRENDER        DEATH
   YEAR       5%        VALUE     VALUE      BENEFIT     VALUE        VALUE     BENEFIT         VALUE         VALUE         BENEFIT

    1      14,700      10,181         0     1,010,181    10,873         548    1,010,873        11,567          1,242     1,011,567
    2      30,135      20,140     9,815     1,020,140    22,153      11,828    1,022,153        24,252         13,927     1,024,252
    3      46,342      29,815    20,522     1,029,815    33,799      24,507    1,033,799        38,118         28,826     1,038,118
    4      63,359      41,929    33,669     1,041,929    48,631      40,371    1,048,631        56,176         47,916     1,056,176
    5      81,227      53,671    46,444     1,053,671    63,929      56,701    1,063,929        75,911         68,684     1,075,911
    6      99,988      65,001    58,806     1,065,001    79,664      73,469    1,079,664        97,451         91,256     1,097,451
    7     119,688      75,862    70,699     1,075,862    95,797      90,635    1,095,797       120,923        115,761     1,120,923
    8     140,372      86,179    82,049     1,086,179   112,261     108,131    1,112,261       146,445        142,315     1,146,445
    9     162,090      95,858    92,761     1,095,858   128,966     125,869    1,128,966       174,122        171,025     1,174,122
   10     184,895     104,790   104,790     1,104,790   145,804     145,804    1,145,804       204,061        204,061     1,204,061
   11     208,840     113,689   113,689     1,113,689   163,509     163,509    1,163,509       237,255        237,255     1,237,255
   12     233,982     122,415   122,415     1,122,415   181,977     181,977    1,181,977       273,916        273,916     1,273,916
   13     260,381     130,970   130,970     1,130,970   201,239     201,239    1,201,239       314,466        314,466     1,314,466
   14     288,100     139,356   139,356     1,139,356   221,333     221,333    1,221,333       359,325        359,325     1,359,325
   15     317,205     147,572   147,572     1,147,572   242,296     242,296    1,242,296       408,954        408,954     1,408,954
   16     347,765     155,619   155,619     1,155,619   264,185     264,185    1,264,185       463,866        463,866     1,463,866
   17     379,853     163,500   163,500     1,163,500   287,069     287,069    1,287,069       524,631        524,631     1,524,631
   18     413,546     171,214   171,214     1,171,214   310,995     310,995    1,310,995       591,877        591,877     1,591,877
   19     448,923     178,763   178,763     1,178,763   336,011     336,011    1,336,011       666,303        666,303     1,666,303
   20     486,070     186,146   186,146     1,186,146   362,171     362,171    1,362,171       748,680        748,680     1,748,680
   21     525,073     193,426   193,426     1,193,426   389,588     389,588    1,389,588       839,927        839,927     1,839,927
   22     566,027     200,034   200,034     1,200,034   417,736     417,736    1,417,736       940,397        940,397     1,940,397
   23     609,028     205,492   205,492     1,205,492   446,149     446,149    1,446,149     1,050,563      1,050,563     2,050,563
   24     654,179     209,569   209,569     1,209,569   474,584     474,584    1,474,584     1,171,211      1,171,211     2,171,211
   25     701,588     212,003   212,003     1,212,003   502,753     502,753    1,502,753     1,303,171      1,303,171     2,303,171
   26     751,368     212,488   212,488     1,212,488   530,308     530,308    1,530,308     1,447,317      1,447,317     2,447,317
   27     803,636     210,690   210,690     1,210,690   556,844     556,844    1,556,844     1,604,577      1,604,577     2,604,577
   28     858,518     206,234   206,234     1,206,234   581,897     581,897    1,581,897     1,775,937      1,775,937     2,775,937
   29     916,144     198,702   198,702     1,198,702   604,926     604,926    1,604,926     1,962,433      1,962,433     2,962,433
   30     976,651     187,615   187,615     1,187,615   625,299     625,299    1,625,299     2,165,148      2,165,148     3,165,148

(2)      NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.


(*)      UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.



THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                 $14,000 ANNUAL PREMIUM: $1,000,000 SPECIFIED AMOUNT
                                     MALE: NON-TOBACCO, ISSUE AGE 55 FEMALE: NON-TOBACCO PREFERRED, ISSUE AGE 55

                                                             OPTION 2 GUARANTEED VALUES

                          0% HYPOTHETICAL GROSS              6% HYPOTHETICAL GROSS                 12% HYPOTHETICAL GROSS
                          INVESTMENT RETURN                     INVESTMENT RETURN                      INVESTMENT RETURN
           PREMIUMS
           PAID PLUS                CASH                              CASH                                    CASH
  POLICY  INTEREST AT    CASH     SURRENDER     DEATH      CASH     SURRENDER    DEATH          CASH        SURRENDER        DEATH
   YEAR       5%        VALUE       VALUE      BENEFIT     VALUE      VALUE      BENEFIT        VALUE         VALUE         BENEFIT

     1      14,700      9,586           0     1,009,586    10,259          0   1,010,259        10,934           609       1,010,934
     2      30,135     18,959       8,634     1,018,959    20,898     10,573   1,020,898        22,921        12,596       1,022,921
     3      46,342     28,053      18,761     1,028,053    31,871     22,578   1,031,871        36,013        26,720       1,036,013
     4      63,359     40,190      31,930     1,040,190    46,613     38,353   1,046,613        53,848        45,588       1,053,848
     5      81,227     51,955      44,727     1,051,955    61,817     54,590   1,061,817        73,338        66,110       1,073,338
     6      99,988     63,306      57,111     1,063,306    77,455     71,260   1,077,455        94,606        88,411       1,094,606
     7     119,688     74,189      69,026     1,074,189    93,485     88,323   1,093,485       117,778       112,615       1,117,778
     8     140,372     84,528      80,398     1,084,528   109,842    105,712   1,109,842       142,967       138,837       1,142,967
     9     162,090     94,228      91,131     1,094,228   126,435    123,338   1,126,435       170,277       167,180       1,170,277
    10     184,895    103,181     103,181     1,103,181   143,155    143,155   1,143,155       199,809       199,809       1,199,809
    11     208,840    111,267     111,267     1,111,267   159,874    159,874   1,159,874       231,660       231,660       1,231,660
    12     233,982    118,358     118,358     1,118,358   176,448    176,448   1,176,448       265,937       265,937       1,265,937
    13     260,381    124,321     124,321     1,124,321   192,722    192,722   1,192,722       302,805       302,805       1,302,805
    14     288,100    129,005     129,005     1,129,005   208,509    208,509   1,208,509       342,366       342,366       1,342,366
    15     317,205    132,213     132,213     1,132,213   223,566    223,566   1,223,566       384,685       384,685       1,384,685
    16     347,765    133,682     133,682     1,133,682   237,570    237,570   1,237,570       429,759       429,759       1,429,759
    17     379,853    133,066     133,066     1,133,066   250,091    250,091   1,250,091       477,491       477,491       1,477,491
    18     413,546    129,912     129,912     1,129,912   260,588    260,588   1,260,588       527,659       527,659       1,527,659
    19     448,923    123,691     123,691     1,123,691   268,384    268,384   1,268,384       579,926       579,926       1,579,926
    20     486,070    113,834     113,834     1,113,834   272,718    272,718   1,272,718       633,872       633,872       1,633,872
    21     525,073     99,821      99,821     1,099,821   272,839    272,839   1,272,839       689,074       689,074       1,689,074
    22     566,027     81,024      81,024     1,081,024   267,836    267,836   1,267,836       744,940       744,940       1,744,940
    23     609,028     56,873      56,873     1,056,873   256,810    256,810   1,256,810       800,871       800,871       1,800,871
    24     654,179     26,749      26,749     1,026,749   238,762    238,762   1,238,762       856,142       856,142       1,856,142
    25     701,588        (*)         (*)           (*)   212,505    212,505   1,212,505       909,783       909,783       1,909,783
    26     751,368        (*)         (*)           (*)   176,565    176,565   1,176,565       960,474       960,474       1,960,474
    27     803,636        (*)         (*)           (*)   129,136    129,136   1,129,136     1,006,498     1,006,498       2,006,498
    28     858,518        (*)         (*)           (*)    68,076     68,076   1,068,076     1,045,689     1,045,689       2,045,689
    29     916,144        (*)         (*)           (*)       (*)        (*)         (*)     1,075,586     1,075,586       2,075,586
    30     976,651        (*)         (*)           (*)       (*)        (*)         (*)     1,093,536     1,093,536       2,093,536

(1)      NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2) CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND A MONTHLY $10 ADMINISTRATIVE EXPENSE CHARGE FOR THE FIRST POLICY YEAR AND $5 THEREAFTER. CURRENT VALUES REFLECT A 4% OF PREMIUM CHARGE ON ALL PREMIUMS UP TO THE TARGET PREMIUM AND 4% ON PREMIUMS IN EXCESS OF TARGET FOR ANY SINGLE POLICY YEAR.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.


(*)      UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL LAPSE WITHOUT VALUE.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  APPENDIX C: PERFORMANCE SUMMARY INFORMATION

The performance tables display historical investment results of the underlying mutual fund sub-accounts. This information may be useful in helping potential investors in deciding which underlying mutual fund sub-accounts to choose and in assessing the competence of the underlying mutual funds' investment advisers. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolios of the underlying mutual funds, and the market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return and the principal value of the underlying mutual fund sub-accounts are not guaranteed and will fluctuate so that a policy owner's units, when redeemed, may be worth more or less than their original cost.



                                  PERFORMANCE TABLES - TOTAL RETURN

                                  Fund         Unit     Annual Percentage Change
 UNDERLYING INVESTMENT OPTIONS   Inception    Values      1998    1999    2000
                                 Date**       12/31/00

WR Asset Strategy Portfolio      05/01/95     10.39       9.95    22.96   22.53
WR Bond Portfolio                07/13/87     10.24       7.35    -1.43    9.83
WR Balanced Portfolio            05/03/94     10.25       8.67    10.14    7.14
WR Core Equity Portfolio         07/16/91     10.23      21.14    12.52    9.28
WR Growth Portfolio              07/13/87     10.13      27.31    34.35    1.41
WR High Income Portfolio         07/13/87     10.08       1.95     4.22   -9.73
WR International Portfolio       05/03/94     10.16      33.89    65.58  -23.66
WR Limited Term Bond Port        05/03/94     10.15       6.66     1.74    8.73
WR Money Market Port             07/13/87     10.05       5.03     4.59    5.86
WR Small Cap Port                04/04/97     10.09      10.87    52.23  -12.35
WR Science & Technology          05/03/94      9.71      46.05   174.66  -21.15



                                                     Non Annualized Percentage Change                   Annualized Percentage Change
                                 Fund      1 mo      1 Yr     2 Yrs     3 Yrs.     5 yrs.    Inception   3 Yrs.   5 yrs.   Inception
 UNDERLYING INVESTMENT OPTIONS Inception    To        to       to        to         to         to         to        to        To
                                Date**    12/31/00  12/31/00  12/31/00  12/31/00   12/31/00  12/31/001  2/31/00  12/31/00   12/31/00

WR Asset Strategy Portfolio     05/01/95      4.30     22.53    50.67     65.66     100.28    103.88      18.32     14.90     13.40
WR Bond Portfolio               07/13/87      2.17      9.83     8.26     16.21      31.90    179.81       5.14      5.69      7.94
WR Balanced Portfolio           05/03/94      2.57      7.14    18.00     28.23      68.94    108.88       8.64     11.06     11.70
WR Core Equity Portfolio        07/16/91      3.17      9.28    22.97     48.96     125.04    320.57      14.21     17.61     16.40
WR Growth Portfolio             07/13/87      2.40      1.41    36.25     73.47     136.80    735.88      20.15     18.82     17.08
WR High Income Portfolio        07/13/87      0.85     -9.73    -5.92     -4.08      23.01    159.57      -1.38      4.23      7.34
WR International Portfolio      05/03/94      2.68    -23.66    26.41     69.25     127.36    144.54      19.17     17.85     14.37
WR Limited Term Bond Port       05/03/94      1.53      8.73    10.62     18.00      30.86     49.93       5.67      5.53      6.27
WR Money Market Port            07/13/87      0.51      5.86    10.71     16.29      28.39    103.87       5.16      5.13      5.43
WR Small Cap Port               04/04/97      2.47    -12.35    33.43     47.93     111.13    237.79      13.94     16.12     20.06
WR Science & Technology         05/03/94     -1.82    -21.15   116.58    216.31         NA    267.66      46.79        NA     41.66

*The underlying mutual fund Inception Date is the date the underlying mutual fund first became effective, which is not necessarily the same date the underlying mutual fund was first made available through the variable account. For those underlying mutual funds which have not been offered as sub-accounts through the variable account for one of the quoted periods, the cash values will show the investment performance such underlying mutual funds would have achieved (reduced by any applicable variable account and policy charges, and underlying mutual fund investment advisory fees and expenses) had they been offered as sub-accounts through the variable account for the period quoted. Certain underlying mutual funds are not as old as some of the periods quoted, therefore, the cash values may not be available for all of the periods shown.


The preceding table displays three types of total return: (1) Annual Percentage Change; (2) Cumulative Non-Annualized Percentage Change; and (3) Average Annualized Percentage Change. Total return shows the percent change in unit values, with dividends and capital gains reinvested, after the deduction of applicable investment advisory fees and other expenses of the underlying mutual funds), and includes no contract-level charges. The total return figures shown in the Annual Percentage Change and Annualized Percentage Change columns represent annualized figures, i.e., they show the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period quoted. The Annual Percentage Change reflects the rate of return on an annual percentage basis during the 2000 calendar year. The Average Annualized Percentage Change reflects the annual percentage rate of return over 3 and 5 year periods, or from underlying mutual fund inception. The Non-Annualized Percentage Change total return figures are not annual return figures but instead represent the total percentage change in unit value over the stated periods without annualization. THE TOTAL RETURN FIGURES DO NOT TAKE INTO ACCOUNT THE SEVERAL OTHER POLICY CHARGES WHICH ARE DESCRIBED IN THE "POLICY CHARGES" SECTION. THESE OTHER CHARGES INCLUDE DEDUCTIONS FROM PREMIUMS, COST OF INSURANCE CHARGES, SURRENDER CHARGES AND A MONTHLY ADMINISTRATIVE CHARGE.

                                             PERFORMANCE TABLE - CASH VALUES

                                       1 YEAR TO                     2 YEARS TO            3 YEARS TO
                                       12/31/00                      12/31/00              12/31/00

                               Fund                     Cash                  Cash                     Cash
  Underlying Investment      Inception    Accum         Surr.     Accum       Surr.        Accum       Surr.
         Options               Date**     Value         Value     Value       Value        Value       Value

  WR Asset Strategy
    Portfolio                05/01/95     $19,982      $8,945     $44,120     $33,084      $70,517     $60,584
  WR Bond Portfolio          07/13/87     $17,678      $6,642     $34,835     $23,799      $53,196     $43,264
  WR Balanced Portfolio      05/03/94     $17,242      $6,206     $36,061     $25,025      $56,376     $46,444
  WR Core Equity Portfolio   07/16/91     $17,711      $6,675     $37,356     $26,320      $61,223     $51,290
  WR Growth Portfolio        07/13/87     $16,434      $5,397     $38,410     $27,374      $66,182     $56,249
  WR High Income Portfolio   07/13/87     $14,350      $3,314     $29,301     $18,264      $44,411     $34,478
  WR International
    Portfolio                05/03/94     $11,991      $0,955     $32,348     $21,311      $59,912     $49,979
  WR Limited Term Bond
    Port                     05/03/94     $17,480      $6,444     $35,069     $24,033      $53,708     $43,776
  WR Money Market Port       07/13/87     $17,014      $5,977     $34,660     $23,624      $53,010     $43,077
  WR Small Cap Port          04/04/97     $13,998      $2,962     $35,446     $24,410      $59,023     $49,091
  WR Science & Technology    05/03/94     $12,418      $1,382     $48,287     $37,251      $99,457     $89,524


                                            PERFORMANCE TABLE - CASH VALUES

                                               5 YEARS TO               10 YEARS TO           INCEPTION TO
                                                12/31/00                 12/31/00               12/31/00

                               Fund                    Cash                     Cash                     Cash
  Underlying Investment      Inception     Accum       Surr.        Accum       Surr.        Accum       Surr.
         Options               Date**      Value       Value        Value       Value        Value       Value

  WR Asset Strategy
    Portfolio                05/01/95     $138,171     $130,446        NA          NA       $167,555     $160,933
  WR Bond Portfolio          07/13/87      $99,143      $91,418     $246,033    $246,033    $405,069     $405,069
  WR Balanced Portfolio      05/03/94     $112,618     $104,893        NA          NA       $178,140     $172,622
  WR Core Equity Portfolio   07/16/91     $132,714     $124,989        NA          NA       $398,827     $398,827
  WR Growth Portfolio        07/13/87     $142,836     $135,110     $506,485    $506,485    $945,877     $945,877
  WR High Income Portfolio   07/13/87      $85,739      $78,014     $237,977    $237,977    $382,458     $382,458
  WR International
    Portfolio                05/03/94     $132,481     $124,756        NA          NA       $206,359     $200,840
  WR Limited Term Bond
    Port                     05/03/94      $99,344      $91,619        NA          NA       $149,924     $144,405
  WR Money Market Port       07/13/87      $97,616      $89,891     $220,716    $220,716    $338,319     $338,319
  WR Small Cap Port          04/04/97     $129,032     $121,306        NA          NA       $223,166     $217,648
  WR Science & Technology    05/03/94        NA           NA           NA          NA       $146,638     $137,809


*The underlying mutual fund inception date is the date the underlying mutual fund first became effective, which is not necessarily the same date the underlying mutual fund was first made available through the variable account. For those underlying mutual funds which have not been offered as sub-accounts through the variable account for one of the quoted periods, the cash values will show the investment performance such underlying mutual funds would have achieved (reduced by any applicable variable account and policy charges, and underlying mutual fund investment advisory fees and expenses) had they been offered as sub-accounts through the variable account for the period quoted. Certain underlying mutual funds are not as old as some of the periods quoted, therefore, the cash values may not be available for all of the periods shown.

The cash value performance table shows the effect of the performance quoted on accumulated values and cash surrender values, based on a hypothetical annual guideline level premium of $20,000 for a 55 year old male and a 55 year old female, both non-smoker preferred, with a level initial basic coverage death benefit of $958,894. The cash surrender value figures reflect the deduction of all applicable fund level investment advisory fees and the maximum policy charges (i.e., premium load, mortality and expense risk charge, the applicable cost of insurance charges, and a monthly administrative charge). See the "Policy Charges" section for more information about these charges. The cost of insurance charges may be higher or lower for purchasers who do not meet the profile of the hypothetical purchaser. Illustrations reflecting a potential purchaser's specific characteristics are available from Nationwide upon request.

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Nationwide Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (collectively the Company), a wholly owned subsidiary of Nationwide Financial Services, Inc., as of December 31, 2000 and 1999, and the related consolidated statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.




KPMG LLP


January 26, 2001

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                           Consolidated Balance Sheets

                     (in millions, except per share amounts)


                                                                                                   December 31,
                                                                                        ------------------------------------
                                                                                              2000               1999
============================================================================================================================
                                        ASSETS
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                                              $ 15,443.0          $ 15,294.0
    Equity securities                                                                           109.0                92.9
  Mortgage loans on real estate, net                                                          6,168.3             5,786.3
  Real estate, net                                                                              310.7               254.8
  Policy loans                                                                                  562.6               519.6
  Other long-term investments                                                                   101.8                73.8
  Short-term investments                                                                        442.6               416.0
----------------------------------------------------------------------------------------------------------------------------
                                                                                             23,138.0            22,437.4
----------------------------------------------------------------------------------------------------------------------------

Cash                                                                                             18.4                 4.8
Accrued investment income                                                                       251.4               238.6
Deferred policy acquisition costs                                                             2,865.6             2,554.1
Other assets                                                                                    396.7               305.9
Assets held in separate accounts                                                             65,897.2            67,135.1
----------------------------------------------------------------------------------------------------------------------------
                                                                                           $ 92,567.3          $ 92,675.9
============================================================================================================================

                         LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits and claims                                                          $ 22,183.6          $ 21,861.6
Short-term borrowings                                                                           118.7                 -
Other liabilities                                                                             1,164.9               914.2
Liabilities related to separate accounts                                                     65,897.2            67,135.1
----------------------------------------------------------------------------------------------------------------------------
                                                                                             89,364.4            89,910.9
----------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies (notes 9 and 14)

Shareholder's equity:
  Common stock, $1 par value.  Authorized 5.0 million shares;
    3.8 million shares issued and outstanding                                                     3.8                 3.8
  Additional paid-in capital                                                                    646.1               766.1
  Retained earnings                                                                           2,436.3             2,011.0
  Accumulated other comprehensive income (loss)                                                 116.7               (15.9)
----------------------------------------------------------------------------------------------------------------------------
                                                                                              3,202.9             2,765.0
----------------------------------------------------------------------------------------------------------------------------
                                                                                           $ 92,567.3          $ 92,675.9
============================================================================================================================


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                        Consolidated Statements of Income

                                  (in millions)


                                                                                        Years ended December 31,
                                                                              ---------------------------------------------
                                                                                  2000            1999           1998
===========================================================================================================================
Revenues:
  Policy charges                                                               $ 1,091.4       $   895.5      $   698.9
  Life insurance premiums                                                          240.0           220.8          200.0
  Net investment income                                                          1,654.9         1,520.8        1,481.6
  Realized (losses) gains on investments                                           (19.4)          (11.6)          28.4
  Other                                                                             17.0            66.1           66.8
---------------------------------------------------------------------------------------------------------------------------
                                                                                 2,983.9         2,691.6        2,475.7
---------------------------------------------------------------------------------------------------------------------------

Benefits and expenses:
  Interest credited to policyholder account balances                             1,182.4         1,096.3        1,069.0
  Other benefits and claims                                                        241.6           210.4          175.8
  Policyholder dividends on participating policies                                  44.5            42.4           39.6
  Amortization of deferred policy acquisition costs                                352.1           272.6          214.5
  Interest expense on short-term borrowings                                          1.3             -              -
  Other operating expenses                                                         479.0           463.4          419.7
---------------------------------------------------------------------------------------------------------------------------
                                                                                 2,300.9         2,085.1        1,918.6
---------------------------------------------------------------------------------------------------------------------------

    Income before federal income tax expense                                       683.0           606.5          557.1
Federal income tax expense                                                         207.7           201.4          190.4
---------------------------------------------------------------------------------------------------------------------------

    Net income                                                                 $   475.3       $   405.1      $   366.7
===========================================================================================================================

See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                 Consolidated Statements of Shareholder's Equity

                  Years ended December 31, 2000, 1999 and 1998
                                  (in millions)


                                                                                          Accumulated
                                                           Additional                        other            Total
                                                Common       paid-in       Retained      comprehensive    shareholder's
                                                 stock       capital       earnings      income (loss)        equity
=========================================================================================================================
December 31, 1997                                $ 3.8       $ 914.7      $ 1,312.3         $ 247.1         $ 2,477.9

Comprehensive income:
    Net income                                     -             -            366.7             -               366.7
    Net unrealized gains on securities
      available-for-sale arising during
      the year                                     -             -              -              28.5              28.5
                                                                                                          ---------------
  Total comprehensive income                                                                                    395.2
                                                                                                          ---------------
Dividend to shareholder                            -             -           (100.0)            -              (100.0)
-------------------------------------------------------------------------------------------------------------------------
December 31, 1998                                  3.8         914.7        1,579.0           275.6           2,773.1
=========================================================================================================================

Comprehensive income:
    Net income                                     -             -            405.1             -               405.1
    Net unrealized losses on securities
      available-for-sale arising during
      the year                                     -             -              -            (315.0)           (315.0)
                                                                                                          ---------------
  Total comprehensive income                                                                                     90.1
                                                                                                          ---------------
Capital contribution                               -            26.4           87.9            23.5             137.8
Return of capital to shareholder                   -          (175.0)           -               -              (175.0)
Dividends to shareholder                           -             -            (61.0)            -               (61.0)
-------------------------------------------------------------------------------------------------------------------------
December 31, 1999                                  3.8         766.1        2,011.0           (15.9)          2,765.0
=========================================================================================================================

Comprehensive income:
    Net income                                     -             -            475.3             -               475.3
    Net unrealized gains on securities
      available-for-sale arising during
      the year                                     -             -              -             132.6             132.6
                                                                                                          ---------------
  Total comprehensive income                                                                                    607.9
                                                                                                          ---------------
Return of capital to shareholder                   -          (120.0)           -               -              (120.0)
Dividends to shareholder                           -             -           (50.0)             -               (50.0)
-------------------------------------------------------------------------------------------------------------------------
December 31, 2000                                $ 3.8       $ 646.1      $ 2,436.3         $ 116.7         $ 3,202.9
=========================================================================================================================


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                      Consolidated Statements of Cash Flows

                                  (in millions)


                                                                                           Years ended December 31,
                                                                                ----------------------------------------------
                                                                                     2000           1999            1998
==============================================================================================================================
Cash flows from operating activities:
  Net income                                                                     $    475.3     $    405.1      $    366.7
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                            1,182.4        1,096.3         1,069.0
      Capitalization of deferred policy acquisition costs                            (778.9)        (637.0)         (584.2)
      Amortization of deferred policy acquisition costs                               352.1          272.6           214.5
      Amortization and depreciation                                                   (12.7)           2.4            (8.5)
      Realized losses (gains) on invested assets, net                                  19.4           11.6           (28.4)
      Increase in accrued investment income                                           (12.8)          (7.9)           (8.2)
     (Increase) decrease in other assets                                              (92.0)         122.9            16.4
      Decrease in policy liabilities                                                   (0.3)         (20.9)           (8.3)
      Increase (decrease) in other liabilities                                        229.3          149.7           (34.8)
      Other, net                                                                       22.3           (8.6)          (11.3)
------------------------------------------------------------------------------------------------------------------------------
        Net cash provided by operating activities                                   1,384.1        1,386.2           982.9
------------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                           2,988.7        2,307.9         1,557.0
  Proceeds from sale of securities available-for-sale                                 602.0          513.1           610.5
  Proceeds from repayments of mortgage loans on real estate                           911.7          696.7           678.2
  Proceeds from sale of real estate                                                    18.7            5.7           103.8
  Proceeds from repayments of policy loans and sale of other invested assets           79.3           40.9            23.6
  Cost of securities available-for-sale acquired                                   (3,475.5)      (3,724.9)       (3,182.8)
  Cost of mortgage loans on real estate acquired                                   (1,318.0)        (971.4)         (829.1)
  Cost of real estate acquired                                                         (7.1)         (14.2)           (0.8)
  Short-term investments, net                                                         (26.6)         (27.5)           69.3
  Other, net                                                                         (182.3)        (110.9)          (88.4)
------------------------------------------------------------------------------------------------------------------------------
        Net cash used in investing activities                                        (409.1)      (1,284.6)       (1,058.7)
------------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
  Capital returned to shareholder                                                    (120.0)        (175.0)            -
  Net proceeds from issuance of short-term borrowings (commercial paper)              118.7            -               -
  Cash dividends paid                                                                (100.0)         (13.5)         (100.0)
  Increase in investment product and universal life insurance
    product account balances                                                        4,517.0        3,799.4         2,682.1
  Decrease in investment product and universal life insurance
    product account balances                                                       (5,377.1)      (3,711.1)       (2,678.5)
------------------------------------------------------------------------------------------------------------------------------
        Net cash used in financing activities                                        (961.4)        (100.2)          (96.4)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                                        13.6            1.4          (172.2)

Cash, beginning of year                                                                 4.8            3.4           175.6
------------------------------------------------------------------------------------------------------------------------------
Cash, end of year                                                                $     18.4     $      4.8      $      3.4
==============================================================================================================================


See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

                        December 31, 2000, 1999 and 1998


(1)      ORGANIZATION AND DESCRIPTION OF BUSINESS

         Nationwide Life Insurance Company (NLIC, or collectively with its subsidiaries, the Company) is a leading provider of long-term savings and retirement products in the United States and is a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS). The Company develops and sells a diverse range of products including individual annuities, private and public sector pension plans and other investment products sold to institutions and life insurance. NLIC markets its products through a broad network of distribution channels, including independent broker/dealers, national and regional brokerage firms, financial institutions, pension plan administrators, life insurance specialists, Nationwide Retirement Solutions and Nationwide agents.

         Wholly owned subsidiaries of NLIC include Nationwide Life and Annuity Insurance Company (NLAIC), Nationwide Advisory Services, Inc., and Nationwide Investment Services Corporation.


(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America which differ from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for NLIC and NLAIC, filed with the Department of Insurance of the State of Ohio (the Department), are prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

         In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments, the liability for future policy benefits and claims and federal income taxes. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  CONSOLIDATION POLICY

              The consolidated financial statements include the accounts of NLIC and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         (b)  VALUATION OF INVESTMENTS AND RELATED GAINS AND LOSSES

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. The Company classifies fixed maturity and equity securities as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized.

              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

         (c)  REVENUES AND BENEFITS

              INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS:
              Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              TRADITIONAL LIFE INSURANCE PRODUCTS: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

         (d)  DEFERRED POLICY ACQUISITION COSTS

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(b). For traditional life insurance products, these deferred policy acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies in proportion to the ratio of actual annual premium revenue to the anticipated total premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits.

         (e)  SEPARATE ACCOUNTS

              Separate account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. For all but $1.12 billion and $915.4 million of separate account assets at December 31, 2000 and 1999, respectively, the investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the separate accounts is not reflected in the consolidated statements of income and cash flows except for the fees the Company receives.

         (f)  FUTURE POLICY BENEFITS

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

              Future policy benefits for traditional life insurance policies have been calculated by the net level premium method using interest rates varying from 6.0% to 10.5% and estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued.

         (g)  PARTICIPATING BUSINESS

              Participating business represents approximately 21% in 2000 (29% in 1999 and 40% in 1998) of the Company's life insurance in force, 66% in 2000 (69% in 1999 and 74% in 1998) of the number of life insurance policies in force, and 8% in 2000 (13% in 1999 and 14% in 1998) of life insurance statutory premiums. The provision for policyholder dividends is based on current dividend scales and is included in "Future policy benefits and claims" in the accompanying consolidated balance sheets.

         (h)  FEDERAL INCOME TAX

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC), the majority shareholder of NFS. The members of the consolidated tax return group have a tax sharing arrangement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (i)  REINSURANCE CEDED

              Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

         (j)  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

              In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS
              133). SFAS 133, as amended by SFAS 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133 and SFAS 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities, is effective for the Company as of January 1, 2001.

              SFAS 133 establishes accounting and reporting standards for derivative instruments and hedging activities. It requires an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value.

              As of January 1, 2001, the Company had $755.4 million notional amount of freestanding derivatives with a market value of ($7.0) million. All other derivatives qualified for hedge accounting under SFAS 133. Adoption of SFAS 133 will result in the Company recording a net transition adjustment loss of $4.8 million (net of related income tax of $2.6 million) in net income. In addition, a net transition adjustment loss of $3.6 million (net of related income tax of $2.0 million) will be recorded in accumulated other comprehensive income at January 1, 2001. The adoption of SFAS 133 will result in the Company derecognizing $17.0 million of deferred assets related to hedges, recognizing $10.9 million of additional derivative instrument liabilities and $1.3 million of additional firm commitment assets, while also decreasing hedged future policy benefits by $3.0 million and increasing the carrying amount of hedged investments by $10.6 million. Further, the adoption of SFAS 133 will result in the Company reporting total derivative instrument assets and liabilities of $44.8 million and $107.1 million, respectively.

              Also, the Company expects that the adoption of SFAS 133 will increase the volatility of reported earnings and other comprehensive income. The amount of volatility will vary with the level of derivative and hedging activities and fluctuations in market interest rates and foreign currency exchange rates during any period.

         (k)  RECLASSIFICATION
              Certain items in the 1999 and 1998 consolidated financial statements have been reclassified to conform to the 2000 presentation.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

             Notes to Consolidated Financial Statements, Continued



(3)      INVESTMENTS

         The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 2000 and 1999 were:

                                                                                          Gross         Gross
                                                                         Amortized      unrealized    unrealized     Estimated
         (in millions)                                                      cost          gains         losses       fair value
         =========================================================================================================================
         December 31, 2000
         Fixed maturity securities:
             U.S. Treasury securities and obligations of U.S.
               Government corporations and agencies                       $    277.5      $  33.4       $   0.1       $    310.8
             Obligations of states and political subdivisions                    8.6          0.2           -                8.8
             Debt securities issued by foreign governments                      94.1          1.5           0.1             95.5
             Corporate securities                                            9,758.3        235.0         135.1          9,858.2
             Mortgage-backed securities - U.S. Government backed             2,719.1         46.1           3.8          2,761.4
             Asset-backed securities                                         2,388.2         36.3          16.2          2,408.3
         -------------------------------------------------------------------------------------------------------------------------
                 Total fixed maturity securities                            15,245.8        352.5         155.3         15,443.0
           Equity securities                                                   103.5          9.5           4.0            109.0
         -------------------------------------------------------------------------------------------------------------------------
                                                                          $ 15,349.3      $ 362.0       $ 159.3       $ 15,552.0
         =========================================================================================================================

         December 31, 1999
         Fixed maturity securities:
             U.S. Treasury securities and obligations of U.S.
               Government corporations and agencies                     $      428.4     $   23.4     $     2.4     $      449.4
             Obligations of states and political subdivisions                    0.8          -             -                0.8
             Debt securities issued by foreign governments                     110.6          0.6           0.8            110.4
             Corporate securities                                            9,390.4        110.3         179.9          9,320.8
             Mortgage-backed securities - U.S. Government backed             3,423.1         25.8          30.3          3,418.6
             Asset-backed securities                                         2,024.0          8.6          38.6          1,994.0
         -------------------------------------------------------------------------------------------------------------------------
                 Total fixed maturity securities                            15,377.3        168.7         252.0         15,294.0
           Equity securities                                                    84.9         12.4           4.4             92.9
         -------------------------------------------------------------------------------------------------------------------------
                                                                          $ 15,462.2      $ 181.1       $ 256.4       $ 15,386.9
         =========================================================================================================================

         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 2000, by expected maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



                                                                                Amortized            Estimated
         (in millions)                                                             cost             fair value
         ===========================================================================================================
         Fixed maturity securities available for sale:
          Due in one year or less                                               $  1,288.7         $  1,287.0
          Due after one year through five years                                    4,577.9            4,572.4
          Due after five years through ten years                                   3,071.3            3,136.6
          Due after ten years                                                      1,200.6            1,277.3
         -----------------------------------------------------------------------------------------------------------
                                                                                  10,138.5           10,273.3
           Mortgage-backed securities                                              2,719.1            2,761.4
           Asset-backed securities                                                 2,388.2            2,408.3
         -----------------------------------------------------------------------------------------------------------
                                                                                $ 15,245.8         $ 15,443.0
         ===========================================================================================================

         The components of unrealized gains (losses) on securities available-for-sale, net, were as follows as of each December 31:

         (in millions)
                                                                                      2000           1999
         ===========================================================================================================

          Gross unrealized gains (losses)                                       $    202.7      $    (75.3)
          Adjustment to deferred policy acquisition costs                            (23.2)           50.9
          Deferred federal income tax                                                (62.8)            8.5
         -----------------------------------------------------------------------------------------------------------
                                                                                $    116.7      $    (15.9)
         ===========================================================================================================

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale for the years ended December 31:

         (in millions)                                                      2000            1999             1998
         ===========================================================================================================
         Securities available-for-sale:
           Fixed maturity securities                                       $ 280.5        $ (607.1)         $ 52.6
           Equity securities                                                  (2.5)           (8.8)            4.2
         -----------------------------------------------------------------------------------------------------------
                                                                           $ 278.0        $ (615.9)         $ 56.8
         ===========================================================================================================

         Proceeds from the sale of securities available-for-sale during 2000, 1999 and 1998 were $602.0 million, $513.1 million and $610.5 million, respectively. During 2000, gross gains of $12.1 million ($10.4 million and $9.0 million in 1999 and 1998, respectively) and gross losses of $25.6 million ($28.0 million and $7.6 million in 1999 and 1998, respectively) were realized on those sales.

         The Company had $13.0 million and $15.6 million of real estate investments at December 31, 2000 and 1999, respectively, that were non-income producing the preceding twelve months.

         Real estate is presented at cost less accumulated depreciation of $25.7 million as of December 31, 2000 ($24.8 million as of December 31, 1999) and valuation allowances of $5.2 million as of December 31, 2000 ($5.5 million as of December 31, 1999).

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The recorded investment of mortgage loans on real estate considered to be impaired was $9.8 million as of December 31, 2000 ($3.7 million as of December 31, 1999), which includes $5.3 million (none as of December 31, 1999) of impaired mortgage loans on real estate for which the related valuation allowance was $1.6 million (none as of December 31, 1999) and $4.5 million ($3.7 million as of December 31, 1999) of impaired mortgage loans on real estate for which there was no valuation allowance. During 2000, the average recorded investment in impaired mortgage loans on real estate was $7.7 million ($3.7 million in 1999) and interest income recognized on those loans totaled $0.4 million in 2000 (none in 1999) which is equal to interest income recognized using a cash-basis method of income recognition.

         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

         (in millions)                                                    2000            1999            1998
         ===========================================================================================================
         Allowance, beginning of year                                   $  44.4          $ 42.4          $ 42.5
           Additions (reductions) charged to operations                     4.1             0.7            (0.1)
           Direct write-downs charged against the allowance                (3.2)            --              --
           Allowance on acquired mortgage loans                              --             1.3             --
         -----------------------------------------------------------------------------------------------------------
              Allowance, end of year                                    $  45.3          $ 44.4          $ 42.4
         ===========================================================================================================

         An analysis of investment income by investment type follows for the years ended December 31:

         (in millions)                                                    2000            1999            1998
         ===========================================================================================================
         Gross investment income:
           Securities available-for-sale:
             Fixed maturity securities                                 $ 1,095.5       $ 1,031.3      $    982.5
             Equity securities                                               2.6             2.5             0.8
           Mortgage loans on real estate                                   494.5           460.4           458.9
           Real estate                                                      32.2            28.8            40.4
           Short-term investments                                           27.0            18.6            17.8
           Other                                                            53.2            26.5            30.7
         -----------------------------------------------------------------------------------------------------------
               Total investment income                                   1,705.0         1,568.1         1,531.1
         Less investment expenses                                           50.1            47.3            49.5
         -----------------------------------------------------------------------------------------------------------
               Net investment income                                   $ 1,654.9       $ 1,520.8       $ 1,481.6
         ===========================================================================================================

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:

         (in millions)                                                    2000            1999            1998
         ===========================================================================================================

         Securities available-for-sale:
           Fixed maturity securities                                     $ (18.2)        $ (25.0)        $  (0.7)
           Equity securities                                                 4.7             7.4             2.1
         Mortgage loans on real estate                                      (4.2)           (0.6)            3.9
         Real estate and other                                              (1.7)            6.6            23.1
         -----------------------------------------------------------------------------------------------------------
                                                                         $ (19.4)        $ (11.6)         $ 28.4
         ===========================================================================================================

         Fixed maturity securities with an amortized cost of $12.8 million and $9.1 million were on deposit with various regulatory agencies as required by law as of December 31, 2000 and 1999, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(4)      SHORT-TERM BORROWINGS

         NLIC established a $300 million commercial paper program in October 2000. Borrowings under the commercial paper program are unsecured and are issued for terms of 364 days or less. As of December 31, 2000 the Company had $118.7 million of commercial paper outstanding at an average effective rate of 6.48%. See also note 13.

(5)      DERIVATIVE FINANCIAL INSTRUMENTS

         The Company uses derivative financial instruments, principally interest rate swaps, interest rate futures contracts and foreign currency swaps, to manage market risk exposures associated with changes in interest rates and foreign currency exchange rates. Provided they meet specific criteria, interest rate and foreign currency swaps and futures are considered hedges and are accounted for under the accrual method and deferral method, respectively. The Company has no significant derivative positions that are not considered hedges. See note 2 (j) regarding accounting for derivatives under SFAS 133 effective January 1, 2001.

         Interest rate swaps are primarily used to convert specific investment securities and interest bearing policy liabilities from a fixed-rate to a floating-rate basis. Amounts receivable or payable under these agreements are recognized as an adjustment to net investment income or interest credited to policyholder account balances consistent with the nature of the hedged item. Currently, changes in fair value of the interest rate swap agreements are not recognized on the balance sheet, except for interest rate swaps designated as hedges of fixed maturity securities available-for-sale and cross currency swaps hedging foreign denominated debt instruments, for which changes in fair values are reported in accumulated other comprehensive income.

         Interest rate futures contracts are primarily used to hedge the risk of adverse interest rate changes related to the Company's mortgage loan commitments and anticipated purchases of fixed rate investments. Gains and losses are deferred and, at the time of closing, reflected as an adjustment to the carrying value of the related mortgage loans or investments. The carrying value adjustments are amortized into net investment income over the life of the related mortgage loans or investments.

         Foreign currency swaps are used to convert cash flows from specific policy liabilities and investments denominated in foreign currencies into U.S. dollars at specified exchange rates. Amounts receivable or payable under these agreements are recognized as an adjustment to net investment income or interest credited to policyholder account balances consistent with the nature of the hedged item. Gains and losses on foreign currency swaps are recorded in earnings based on the related spot foreign exchange rate at the end of the reporting period. Gains and losses on these contracts offset those recorded as a result of translating the hedged foreign currency denominated liabilities and investments to U.S. dollars.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The notional amount of derivative financial instruments outstanding as of December 31, 2000 and 1999 were as follows:


         (in millions )                                                                   2000            1999
         ===========================================================================================================
          Interest rate swaps
            Pay fixed/receive variable rate swaps hedging investments                  $    934.8       $  362.7
            Pay variable/receive fixed rate swaps hedging investments                        98.8           28.5
            Pay variable/receive variable rate swaps hedging investments                    184.0            9.0
            Other contracts hedging investments                                              20.4           10.1
            Pay variable/receive fixed rate swaps hedging liabilities                       965.3          577.2
            Pay variable/receive variable rate swaps hedging liabilities                    546.9           --

         Foreign currency swaps
             Hedging foreign currency denominated investments                          $     30.5       $   14.8
             Hedging foreign currency denominated liabilities                             1,542.2          577.2

         Interest rate futures contracts                                               $  5,659.8       $  781.6
         -----------------------------------------------------------------------------------------------------------



(6)      FEDERAL INCOME TAX

         The tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31, 2000 and 1999 were as follows:

         (in millions)                                                                    2000            1999
         ===========================================================================================================

         Deferred tax assets:
           Fixed maturity securities                                                   $   --           $    5.3
           Future policy benefits                                                          34.7            149.5
           Liabilities in separate accounts                                               462.7            373.6
           Mortgage loans on real estate and real estate                                   18.8             18.5
           Other assets and other liabilities                                              40.3             51.1
         -----------------------------------------------------------------------------------------------------------
             Total gross deferred tax assets                                              556.5            598.0
           Valuation allowance                                                             (7.0)            (7.0)
         -----------------------------------------------------------------------------------------------------------
             Net deferred tax assets                                                      549.5            591.0
         -----------------------------------------------------------------------------------------------------------

         Deferred tax liabilities:
           Fixed maturity securities                                                       98.8             --
           Equity securities and other long-term investments                                6.4             10.8
           Deferred policy acquisition costs                                              783.7            724.4
           Deferred tax on realized investment gains                                       29.0             34.7
           Other                                                                           38.1             26.5
         -----------------------------------------------------------------------------------------------------------
             Total gross deferred tax liabilities                                         956.0            796.4
         -----------------------------------------------------------------------------------------------------------
             Net deferred tax liability                                                $  406.5         $  205.4
         ===========================================================================================================

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Future taxable amounts or recovery of federal income tax paid within the statutory carryback period can offset nearly all future deductible amounts. The valuation allowance was unchanged for the years ended December 31, 2000, 1999 and 1998.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The Company's current federal income tax liability was $108.9 million and $104.7 million as of December 31, 2000 and 1999, respectively.

         Federal income tax expense for the years ended December 31 was as follows:

         (in millions)                                                    2000            1999            1998
         ===========================================================================================================
         Currently payable                                              $   78.0        $   53.6         $ 186.1
         Deferred tax expense                                              129.7           147.8             4.3
         -----------------------------------------------------------------------------------------------------------
                                                                         $ 207.7         $ 201.4         $ 190.4
         ===========================================================================================================

         Total federal income tax expense for the years ended December 31, 2000, 1999 and 1998 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                           2000                     1999                     1998
                                                   ----------------------   ----------------------   ----------------------
         (in millions)                                Amount        %          Amount        %          Amount        %
         ==================================================================================================================
         Computed (expected) tax expense               $239.1      35.0         $212.3      35.0         $195.0      35.0
         Tax exempt interest and dividends
           received deduction                           (24.7)     (3.6)          (7.3)     (1.2)          (4.9)     (0.9)
         Income tax credits                              (8.0)     (1.2)          (4.3)     (0.7)           -         -
         Other, net                                       1.3       0.2            0.7       0.1            0.3       0.1
         ------------------------------------------------------------------------------------------------------------------
             Total (effective rate of each year)       $207.7      30.4         $201.4      33.2         $190.4      34.2
         ==================================================================================================================

         Total federal income tax paid was $74.6 million, $29.8 million and $173.4 million during the years ended December 31, 2000, 1999 and 1998, respectively.

(7)      COMPREHENSIVE INCOME

         Comprehensive Income includes net income as well as certain items that are reported directly within separate components of shareholder's equity that bypass net income. Currently, the Company's only component of Other Comprehensive Income is unrealized gains (losses) on securities available-for-sale. The related before and after federal tax amounts for the years ended December 31, 2000, 1999 and 1998 were as follows:

         (in millions)                                                    2000            1999            1998
         ===========================================================================================================
         Unrealized gains (losses) on securities available-for-sale arising during the period:
            Gross                                                        $ 264.5        $ (665.3)         $ 58.2
            Adjustment to deferred policy acquisition costs                (74.0)          167.5           (12.9)
            Related federal income tax (expense) benefit                   (66.7)          171.4           (15.9)
         -----------------------------------------------------------------------------------------------------------
               Net                                                         123.8          (326.4)           29.4
         -----------------------------------------------------------------------------------------------------------

         Reclassification adjustment for net (gains) losses on securities available-for-sale realized during the period:
            Gross                                                           13.5            17.6            (1.4)
            Related federal income tax expense (benefit)                    (4.7)           (6.2)            0.5
         -----------------------------------------------------------------------------------------------------------
               Net                                                           8.8            11.4            (0.9)
         -----------------------------------------------------------------------------------------------------------
         Total Other Comprehensive Income (Loss)                         $ 132.6        $ (315.0)         $ 28.5
         ===========================================================================================================

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(8)      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is to be based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The Company in estimating its fair value disclosures used the following methods and assumptions:

              FIXED MATURITY AND EQUITY SECURITIES: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices. The carrying amount and fair value for fixed maturity and equity securities exclude the fair value of derivatives contracts designated as hedges of fixed maturity and equity securities.

              MORTGAGE LOANS ON REAL ESTATE, NET: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for impaired mortgage loans is the estimated fair value of the underlying collateral.

              POLICY LOANS, SHORT-TERM INVESTMENTS AND CASH: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              SEPARATE ACCOUNT ASSETS AND LIABILITIES: The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which is net of certain surrender charges.

              INVESTMENT CONTRACTS: The fair value for the Company's liabilities under investment type contracts is based on one of two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


              POLICY RESERVES ON LIFE INSURANCE CONTRACTS: Included are disclosures for individual life insurance, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              SHORT-TERM BORROWINGS: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              COMMITMENTS TO EXTEND CREDIT: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 9.

              FUTURES CONTRACTS: The fair value for futures contracts is based on quoted market prices.

              INTEREST RATE AND FOREIGN CURRENCY SWAPS: The fair value for interest rate and foreign currency swaps are calculated with pricing models using current rate assumptions.

         Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:

                                                                    2000                             1999
                                                       -------------------------------  -------------------------------
                                                          Carrying       Estimated         Carrying       Estimated
         (in millions)                                     amount        fair value         amount        fair value
         ==============================================================================================================
         Assets:
           Investments:
             Securities available-for-sale:
               Fixed maturity securities                 $ 15,451.3      $ 15,451.3       $ 15,289.7      $ 15,289.7
               Equity securities                              109.0           109.0             92.9            92.9
             Mortgage loans on real estate, net             6,168.3         6,327.8          5,786.3         5,745.5
             Policy loans                                     562.6           562.6            519.6           519.6
             Short-term investments                           442.6           442.6            416.0           416.0
           Cash                                                18.4            18.4              4.8             4.8
           Assets held in separate accounts                65,897.2        65,897.2         67,135.1        67,135.1

         Liabilities:
           Investment contracts                           (16,815.3)      (15,979.8)       (16,977.7)      (16,428.6)
           Policy reserves on life insurance contracts     (5,368.4)       (5,128.5)        (4,883.9)       (4,607.9)
           Short-term borrowings                             (118.7)         (118.7)             --              --
           Liabilities related to separate accounts       (65,897.2)      (64,237.6)       (67,135.1)      (66,318.7)

         Derivative financial instruments:
           Interest rate swaps hedging assets                  (8.3)           (8.3)             4.3             4.3
           Interest rate swaps hedging liabilities            (26.2)          (32.2)           (11.5)          (24.2)
           Foreign currency swaps                             (24.3)          (30.9)           (11.8)          (11.8)
           Futures contracts                                  (16.0)          (16.0)             1.3             1.3
         --------------------------------------------------------------------------------------------------------------

(9)      RISK DISCLOSURES

              The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         CREDIT RISK: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

         INTEREST RATE RISK: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer could potentially have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

         LEGAL/REGULATORY RISK: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans and derivative financial instruments. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $360.6 million extending into 2001 were outstanding as of December 31, 2000. The Company also had $55.6 million of commitments to purchase fixed maturity securities outstanding as of December 31, 2000.

         Notional amounts of derivative financial instruments, primarily interest rate swaps, interest rate futures contracts and foreign currency swaps, significantly exceed the credit risk associated with these instruments and represent contractual balances on which calculations of amounts to be exchanged are based. Credit exposure is limited to the sum of the aggregate fair value of positions that have become favorable to NLIC, including accrued interest receivable due from counterparties. Potential credit losses are minimized through careful evaluation of counterparty credit standing, selection of counterparties from a limited group of high quality institutions, collateral agreements and other contract provisions. As of December 31, 2000, NLIC's credit risk from these derivative financial instruments was $44.8 million.

         SIGNIFICANT CONCENTRATIONS OF CREDIT RISK: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 22% (23% in 1999) in any geographic area and no more than 1% (2% in 1999) with any one borrower as of December 31, 2000. As of December 31, 2000, 36% (39% in 1999) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed retail properties.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         REINSURANCE: The Company has entered into reinsurance contracts to cede a portion of its individual annuity business to The Franklin Life Insurance Company (Franklin) and beginning in 2000 with Security Benefit Life Insurance Company (SBL). Total recoveries due from Franklin were $97.7 million and $143.6 million as of December 31, 2000 and 1999, respectively, while amounts due from SBL totaled $45.4 million at December 31, 2000. The contracts are immaterial to the Company's results of operations. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. Under the terms of the contract, Franklin and SBL have each established a trust as collateral for the recoveries. The trust assets are invested in investment grade securities, the market value of which must at all times be greater than or equal to 102% and 100% of the reinsured reserves for Franklin and SBL, respectively.

(10)     PENSION PLAN AND POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service and who have met certain age requirements. Plan contributions are invested in a group annuity contract of NLIC. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

         Pension cost (benefit) charged to operations by the Company during the years ended December 31, 2000, 1999 and 1998 were $1.9 million, $(8.3) million and $2.0 million, respectively. The Company has recorded a prepaid pension asset of $13.6 million and $13.3 million as of December 31, 2000 and 1999, respectively.

         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 2000 and 1999 was $51.0 million and $49.6 million, respectively and the net periodic postretirement benefit cost (NPPBC) for 2000, 1999 and 1998 was $3.8 million, $4.9 million and $4.1 million, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Information regarding the funded status of the pension plan as a whole and the postretirement life and health care benefit plan as a whole as of December 31, 2000 and 1999 follows:

                                                                        Pension Benefits          Postretirement Benefits
                                                                   ----------------------------  ---------------------------
         (in millions)                                                   2000         1999            2000          1999
         ===================================================================================================================
         Change in benefit obligation:
         Benefit obligation at beginning of year                     $ 1,811.4     $ 2,185.0      $    239.8    $    270.1
         Service cost                                                     81.4          80.0            12.2          14.2
         Interest cost                                                   125.3         109.9            18.7          17.6
         Actuarial loss (gain)                                            34.8         (95.0)           16.1         (64.4)
         Plan settlement                                                   --         (396.1)            --           --
         Benefits paid                                                   (71.2)        (72.4)          (10.4)        (11.0)
         Acquired companies                                                --            --              --           13.3
         -------------------------------------------------------------------------------------------------------------------
         Benefit obligation at end of year                             1,981.7       1,811.4           276.4         239.8
         -------------------------------------------------------------------------------------------------------------------

         Change in plan assets:
         Fair value of plan assets at beginning of year                2,247.6       2,541.9            91.3          77.9
         Actual return on plan assets                                    140.9         161.8            12.2           3.5
         Employer contribution                                             --           12.4            26.3          20.9
         Plan curtailment in 2000/settlement in 1999                      19.8        (396.1)            --            --
         Benefits paid                                                   (71.2)        (72.4)          (10.4)        (11.0)
         -------------------------------------------------------------------------------------------------------------------
         Fair value of plan assets at end of year                      2,337.1       2,247.6           119.4          91.3
         -------------------------------------------------------------------------------------------------------------------

         Funded status                                                   355.4         436.2          (157.0)       (148.5)
         Unrecognized prior service cost                                  25.0          28.2             --            --
         Unrecognized net gains                                         (311.7)       (402.0)          (34.1)        (46.7)
         Unrecognized net (asset) obligation at transition                (6.4)         (7.7)            1.0           1.1
         -------------------------------------------------------------------------------------------------------------------
         Prepaid (accrued) benefit cost                              $    62.3     $    54.7      $   (190.1)   $   (194.1)
         ===================================================================================================================

         Assumptions used in calculating the funded status of the pension plan and postretirement life and health care benefit plan were as follows:

                                                                       Pension Benefits          Postretirement Benefits
                                                                  ---------------------------   ---------------------------
                                                                      2000          1999            2000          1999
        ===================================================================================================================

        Weighted average discount rate                               6.75%         7.00%             7.50%         7.80%
        Rate of increase in future compensation levels               5.00%         5.25%              --            --
        Assumed health care cost trend rate:
              Initial rate                                             --            --             15.00%        15.00%
              Ultimate rate                                            --            --              5.50%        5.50%
              Uniform declining period                                 --            --             5 Years       5 Years
        -------------------------------------------------------------------------------------------------------------------

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The components of net periodic pension cost for the pension plan as a whole for the years ended December 31, 2000, 1999 and 1998 were as follows:

         (in millions)                                                  2000            1999            1998
         =========================================================================================================

         Service cost (benefits earned during the period)              $    81.4        $   80.0        $   87.6
         Interest cost on projected benefit obligation                     125.3           109.9           123.4
         Expected return on plan assets                                   (184.5)         (160.3)         (159.0)
         Recognized gains                                                  (11.8)           (9.1)           (3.8)
         Amortization of prior service cost                                  3.2             3.2             3.2
         Amortization of unrecognized transition obligation (asset)         (1.3)           (1.4)            4.2
         ---------------------------------------------------------------------------------------------------------
                                                                       $    12.3        $   22.3        $   55.6
         =========================================================================================================

         Effective December 31, 1998, Wausau Service Corporation (WSC) ended its affiliation with Nationwide and employees of WSC ended participation in the plan resulting in a curtailment gain of $67.1 million. During 1999, the Plan transferred assets to settle its obligation related to WSC employees, resulting in a gain of $32.9 million. The spin-off of liabilities and assets was completed in the year 2000, resulting in an adjustment to the curtailment gain of $19.8 million.

         Assumptions used in calculating the net periodic pension cost for the pension plan were as follows:

                                                                                    2000          1999          1998
         ================================================================================================================

         Weighted average discount rate                                             7.00%         6.08%         6.00%
         Rate of increase in future compensation levels                             5.25%         4.33%         4.25%
         Expected long-term rate of return on plan assets                           8.25%         7.33%         7.25%
         ----------------------------------------------------------------------------------------------------------------

         The components of NPPBC for the postretirement benefit plan as a whole for the years ended December 31, 2000,
         1999 and 1998 were as follows:


         (in millions)                                                              2000          1999          1998
         ================================================================================================================
         Service cost (benefits attributed to employee service during the year)     $ 12.2        $ 14.2       $   9.8
         Interest cost on accumulated postretirement benefit obligation               18.7          17.6          15.4
         Expected return on plan assets                                               (7.9)         (4.8)         (4.4)
         Amortization of unrecognized transition obligation of affiliates              0.6           0.6           0.2
         Net amortization and deferral                                                (1.3)         (0.5)          0.6
         ----------------------------------------------------------------------------------------------------------------
                                                                                    $ 22.3        $ 27.1        $ 21.6
         ================================================================================================================


         Actuarial assumptions used for the measurement of the NPPBC for the postretirement benefit plan for 2000, 1999 and 1998 were as follows:

                                                                                    2000          1999          1998
         ================================================================================================================

         Discount rate                                                              7.80%         6.65%         6.70%
         Long-term rate of return on plan assets, net of tax in 1999 and 1998       8.30%         7.15%         5.83%
         Assumed health care cost trend rate:
            Initial rate                                                           15.00%        15.00%        12.00%
            Ultimate rate                                                           5.50%         5.50%         6.00%
            Uniform declining period                                               5 Years       5 Years      12 Years
         ----------------------------------------------------------------------------------------------------------------

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued



         Because current plan costs are very close to the employer dollar caps, the health care cost trend has an immaterial effect on plan obligations for the postretirement benefit plan as a whole. For this reason, the effect of a one percentage point increase or decrease in the assumed health care cost trend rate on the APBO as of December 31, 2000 and on the NPPBC for the year ended December 31, 2000 was not calculated.

(11) SHAREHOLDER'S EQUITY, REGULATORY RISK-BASED CAPITAL, RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

         Ohio, NLIC's and NLAIC's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and NLAIC each exceed the minimum risk-based capital requirements.

         The statutory capital and surplus of NLIC as of December 31, 2000, 1999 and 1998 was $1.28 billion, $1.35 billion and $1.32 billion, respectively. The statutory net income of NLIC for the years ended December 31, 2000, 1999 and 1998 was $158.7 million, $276.2 million and $171.0 million, respectively.

         The NAIC completed a project to codify statutory accounting principles (Codification), which is effective January 1, 2001 for NLIC and its insurance company subsidiary. The resulting change to NLIC's January 1, 2001 surplus was an increase of approximately $80.0 million. The significant change for NLIC, as a result of Codification, was the recording of deferred taxes, which were not recorded prior to the adoption of Codification.

         The Company is limited in the amount of shareholder dividends it may pay without prior approval by the Department. As of December 31, 2000 no dividends could be paid by NLIC without prior approval.

         In addition, the payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of New York that limit the amount of statutory profits on NLIC's participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its shareholders.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and shareholder dividends in the future.

(12)     TRANSACTIONS WITH AFFILIATES

         During second quarter 1999, the Company entered into a modified coinsurance arrangement to reinsure the 1999 operating results of an affiliated company, Employers Life Insurance Company of Wausau (ELOW) retroactive to January 1, 1999. In September 1999, NFS acquired ELOW for $120.8 million and immediately merged ELOW into NLIC terminating the modified coinsurance arrangement. Because ELOW was an affiliate, the Company accounted for the merger similar to poolings-of-interests; however, prior period financial statements were not restated due to immateriality. The reinsurance and merger combined contributed $1.46 million to net income in 1999.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The Company has a reinsurance agreement with NMIC whereby all of the Company's accident and health business is ceded to NMIC on a modified coinsurance basis. The agreement covers individual accident and health business for all periods presented and group and franchise accident and health business since July 1, 1999. Either party may terminate the agreement on January 1 of any year with prior notice. Prior to July 1, 1999 group and franchise accident and health business and a block of group life insurance policies were ceded to ELOW under a modified coinsurance agreement. Under a modified coinsurance agreement, invested assets are retained by the ceding company and investment earnings are paid to the reinsurer. Under the terms of the Company's agreements, the investment risk associated with changes in interest rates is borne by the reinsurer. Risk of asset default is retained by the Company, although a fee is paid to the Company for the retention of such risk. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Revenues ceded to NMIC and ELOW for the years ended December 31, 2000, 1999 and 1998 were $170.1 million, $193.0 million, and $216.9 million, respectively, while benefits, claims and expenses ceded were $168.0 million, $197.3 million and $259.3 million, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by such agreement are subject to allocation among NMIC and such subsidiaries. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commission expense and other methods agreed to by the participating companies that are within industry guidelines and practices. In addition, beginning in 1999 Nationwide Services Company, a subsidiary of NMIC, provides computer, telephone, mail, employee benefits administration, and other services to NMIC and certain of its direct and indirect subsidiaries, including the Company, based on specified rates for units of service consumed. For the years ended December 31, 2000, 1999 and 1998, the Company made payments to NMIC and Nationwide Services Company totaling $150.3 million, $124.1 million, and $95.0 million, respectively. The Company does not believe that expenses recognized under these agreements are materially different than expenses that would have been recognized had the Company operated on a stand-alone basis.

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 2000, 1999 and 1998, the Company made lease payments to NMIC and its subsidiaries of $14.1 million, $9.9 million and $8.0 million, respectively.

         The Company also participates in intercompany repurchase agreements with affiliates whereby the seller will transfer securities to the buyer at a stated value. Upon demand or after a stated period, the seller will repurchase the securities at the original sales price plus a price differential. Transactions under the agreements during 2000, 1999 and 1998 were not material. The Company believes that the terms of the repurchase agreements are materially consistent with what the Company could have obtained with unaffiliated parties.

         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $321.1 million and $411.7 million as of December 31, 2000 and 1999, respectively, and are included in short-term investments on the accompanying consolidated balance sheets.

         Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the three years ended December 31, 2000 were $65.0 million, $79.7 million and $74.9 million, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(13)     BANK LINES OF CREDIT

         Also available as a source of funds to the Company is a $1 billion revolving credit facility entered into by NFS, NLIC and NMIC. The facility is comprised of a five year $700 million agreement and a 364 day $300 million agreement with a group of national financial institutions. The facility provides for several and not joint liability with respect to any amount drawn by any party. The facility provides covenants, including, but not limited to, requirements that NLIC maintain statutory surplus in excess of $935 million. The Company had no amounts outstanding under this agreement as of December 31, 2000. Of the total facility, $300 million is designated to back NLIC's $300 million commercial paper program. Therefore, borrowing capacity under this facility would be reduced by the amount of any commercial paper outstanding.

(14)     CONTINGENCIES

         On October 29, 1998, the Company was named in a lawsuit filed in Ohio state court related to the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans (Mercedes Castillo v. Nationwide Financial Services, Inc., Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company). On May 3, 1999, the complaint was amended to, among other things, add Marcus Shore as a second plaintiff. The amended complaint is brought as a class action on behalf of all persons who purchased individual deferred annuity contracts or participated in group annuity contracts sold by the Company and the other named Company affiliates which were used to fund certain tax-deferred retirement plans. The amended complaint seeks unspecified compensatory and punitive damages. No class has been certified. On June 11, 1999, the Company and the other named defendants filed a motion to dismiss the amended complaint. On March 8, 2000, the court denied the motion to dismiss the amended complaint filed by the Company and other named defendants. The Company intends to defend this lawsuit vigorously.

(15)     SEGMENT INFORMATION

         The Company has redefined its business segments in order to align this disclosure with the way management currently views its core operations. This updated view better reflects the different economics of the Company's various businesses and also aligns well with the current market focus. As a result, the Company now reports three product segments: Individual Annuity, Institutional Products and Life Insurance. In addition, the Company reports certain other revenues and expenses in a Corporate segment. All 1999 and 1998 amounts have been restated to reflect the new business segments.

         The Individual Annuity segment consists of both variable and fixed annuity contracts. Individual annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, variable annuity contracts provide the customer with access to a wide range of investment options and asset protection in the event of an untimely death, while fixed annuity contracts generate a return for the customer at a specified interest rate fixed for a prescribed period. The Company's individual annuity products consist of single premium deferred annuities, flexible premium deferred annuities and single premium immediate annuities.

         The Institutional Products segment is comprised of the Company's group pension and payroll deduction business, both public and private sectors, and medium-term note program. The public sector includes the 457 business in the form of fixed and variable annuities. The private sector includes the 401(k) business generated through fixed and variable annuities.

         The Life Insurance segment consists of insurance products, including universal life insurance, corporate-owned life insurance and bank-owned life insurance products, which provide a death benefit and also allow the customer to build cash value on a tax-advantaged basis.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         In addition to the product segments, the Company reports a Corporate segment. The Corporate segment includes net investment income not allocated to the three product segments, certain revenues and expenses of the Company's investment advisory and broker/dealer subsidiary, unallocated expenses and interest expense on short-term borrowings. In addition to these operating revenues and expenses, the Company also reports net realized gains and losses on investments in the Corporate segment.

         The following table summarizes the financial results of the Company's business segments for the years ended December 31, 2000, 1999 and 1998.

                                                          Individual    Institutional      Life
         (in millions)                                      Annuity       Products       Insurance   Corporate     Total
         ===================================================================================================================
         2000:
         Net investment income                            $   483.2     $   827.4     $   289.2    $    55.1     $ 1,654.9
         Other operating revenue                              625.9         251.6         453.9         17.0       1,348.4
         -------------------------------------------------------------------------------------------------------------------
            Total operating revenue(1)                      1,109.1       1,079.0         743.1         72.1       3,003.3
         -------------------------------------------------------------------------------------------------------------------
         Interest credited to policyholder
            account balances                                  396.4         628.8         157.2         --         1,182.4
         Amortization of deferred policy
            acquisition costs                                 238.7          49.2          64.2         --           352.1
         Interest expense on short-term
            borrowings                                         --            --            --            1.3           1.3
         Other benefits and expenses                          192.3         170.3         368.8         33.7         765.1
         -------------------------------------------------------------------------------------------------------------------
            Total expenses                                    827.4         848.3         590.2         35.0       2,300.9
         -------------------------------------------------------------------------------------------------------------------
         Operating income before
            federal income tax                                281.7         230.7         152.9         37.1         702.4
         Realized losses on investments                        --            --            --          (19.4)        (19.4)
         -------------------------------------------------------------------------------------------------------------------
         Income before
            federal income tax                            $   281.7     $   230.7     $   152.9    $    17.7     $   683.0
         ===================================================================================================================

         Assets as of year end                            $45,422.5     $37,217.3     $ 8,103.3    $ 1,824.2     $92,567.3
         -------------------------------------------------------------------------------------------------------------------

         1999:
         Net investment income                            $   458.9     $   771.2     $   253.1    $    37.6     $ 1,520.8
         Other operating revenue                              511.4         211.9         393.0         66.1       1,182.4
         -------------------------------------------------------------------------------------------------------------------
            Total operating revenue(1)                        970.3         983.1         646.1        103.7       2,703.2
         -------------------------------------------------------------------------------------------------------------------
         Interest credited to policyholder
            account balances                                  384.9         580.9         130.5         --         1,096.3
         Amortization of deferred policy
            acquisition costs                                 170.9          41.6          60.1         --           272.6
         Other benefits and expenses                          155.3         142.8         334.7         83.4         716.2
         -------------------------------------------------------------------------------------------------------------------
            Total expenses                                    711.1         765.3         525.3         83.4       2,085.1
         -------------------------------------------------------------------------------------------------------------------
         Operating income before
            federal income tax                                259.2         217.8         120.8         20.3         618.1
         Realized losses on investments                        --            --            --          (11.6)        (11.6)
         -------------------------------------------------------------------------------------------------------------------
         Income before
            federal income tax                            $   259.2     $   217.8     $   120.8    $     8.7     $   606.5
         ===================================================================================================================

         Assets as of year end                            $45,667.8     $39,045.1     $ 6,616.7    $ 1,346.3     $92,675.9
         -------------------------------------------------------------------------------------------------------------------

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


                                                            Individual    Institutional     Life
         (in millions)                                        Annuity        Products     Insurance   Corporate     Total
         ===================================================================================================================
         1998:
         Net investment income                              $   431.7     $   784.7     $   225.6    $    39.6    $ 1,481.6
         Other operating revenue                                412.6         167.8         318.5         66.8        965.7
         -------------------------------------------------------------------------------------------------------------------
            Total operating revenue(1)                          844.3         952.5         544.1        106.4      2,447.3
         -------------------------------------------------------------------------------------------------------------------
         Interest credited to policyholder
            account balances                                    357.9         595.7         115.4         --        1,069.0
         Amortization of deferred policy
            acquisition costs                                   129.2          38.9          46.4         --          214.5
         Other benefits and expenses                            125.7         137.5         293.5         78.4        635.1
         -------------------------------------------------------------------------------------------------------------------
            Total expenses                                      612.8         772.1         455.3         78.4      1,918.6
         -------------------------------------------------------------------------------------------------------------------
         Operating income before federal
             income tax                                         231.5         180.4          88.8         28.0        528.7
         Realized gains on investments                           --            --            --           28.4         28.4
         -------------------------------------------------------------------------------------------------------------------
         Income before
            federal income tax                              $   231.5     $   180.4     $    88.8    $    56.4    $   557.1
         ===================================================================================================================

         Assets as of year end                              $36,641.8     $30,618.4     $ 5,187.6    $ 1,894.3    $74,342.1
         -------------------------------------------------------------------------------------------------------------------

         ----------
         1     Excludes net realized gains and losses on investments.

         The Company has no significant revenue from customers located outside of the United States nor does the Company have any significant long-lived assets located outside the United States.

                           PART II - OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective No. 2 to the Registration Statement comprises the following papers and documents: -


The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 70 pages.


Representations and Undertakings.

Independent Auditors' Consent.

Signatures.



The following exhibits required by Forms N-8B-2 and S-6:


1.       Power of Attorney dated April 4, 2001 - Attached hereto.


2. Resolution of the Depositor's Board of Directors authorizing the establishment of the Registrant, adopted - Filed previously with Registration Statement (File No. 333-46412) and is hereby incorporated by reference.


3. Distribution Contracts - Filed previously with Registration Statement (File No. 333-46412) and is hereby incorporated by reference.


4. Form of Security - Filed previously with Registration Statement (File No. 333-46412) and is hereby incorporated by reference.

5. Articles of Incorporation of Depositor - Filed previously with Registration Statement (File No. 811-5311) and is hereby incorporated by reference.

6. Application Form of Security - Filed previously with Registration Statement (File No. 333-46412) and is hereby incorporated by reference.

7. Opinion of Counsel - Filed previously with Registration Statement (File No. 333-46412) and is hereby incorporated by reference.

REPRESENTATIONS AND UNDERTAKINGS

The Registrant and Nationwide hereby make the following representations and undertakings:

(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 (the "Act"). The Registrant and Nationwide elect to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Act with respect to the policies described in the prospectus. The policies have been designed in such a way as to qualify for the exemptive relief from various provisions of the Act afforded by Rule 6e-3(T).

(b) Paragraph (b) (13) (iii) (F) of Rule 6e-3(T) is being relied on for the deduction of the mortality and expense risk charges ("risk charges") assumed by Nationwide under the policies. Nationwide represents that the risk charges are within the range of industry practice for comparable policies and reasonable in relation to all of the risks assumed by the issuer under the policies. Actuarial memoranda demonstrating the reasonableness of these charges are maintained by Nationwide, and will be made available to the Securities and Exchange Commission (the "Commission") on request.

(c) Nationwide has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the contractholders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

(d) Nationwide represents that the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of Nationwide, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

(f) The fees and charges deducted under the policy in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Nationwide.

                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors of Nationwide Life Insurance Company and
Contract Owners of Nationwide VLI Separate Account-5:




We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Registration Statement.

                                                                        KPMG LLP




Columbus, Ohio
April 26, 2001

                                   SIGNATURES


As required by the Securities Act of 1933, the Registrant, Nationwide VLI Separate Account - 5, has caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf in the City of Columbus, and State of Ohio, on this 26th day of April, 2001.


                                   NATIONWIDE VLI SEPARATE ACCOUNT-5
                                   ---------------------------------
                                              (Registrant)

(Seal)                             NATIONWIDE LIFE INSURANCE COMPANY
                                   ---------------------------------
Attest:                                       (Depositor)


By: /s/ GLENN W. SODEN             By:  /s/ STEVEN SAVINI
----------------------             ------------------------
        Glenn W. Soden                      Steven Savini
      Assistant Secretary                      Officer


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 26th day of April, 2001.





                  SIGNATURE                      TITLE

LEWIS J. ALPHIN                                Director
---------------------------
Lewis J. Alphin

A. I. BELL                                     Director
---------------------------
A. I. Bell

Yvonne M. Curl                                 Director
---------------------------
Yvonne M. Curl

KENNETH D. DAVIS                               Director
---------------------------
Kenneth D. Davis

KEITH W. ECKEL                                 Director
---------------------------
Keith W. Eckel

Willard J. Engel                               Director
---------------------------
Willard J. Engel

Fred C. Finney                                 Director
---------------------------
Fred C. Finney

Joseph J. Gasper                      President and Chief Operating
---------------------------                Officer and Director
Joseph J. Gasper

W.G. JURGENSEN                           Chief Executive Officer
---------------------------                    And Director
W.G. Jurgensen

David O. Miller                        Chairman of the Board and
---------------------------                     Director
David O. Miller

Ralph m. paige                                 Director
---------------------------
Ralph M. Paige

James F. Patterson                             Director
---------------------------
James F. Patterson

Arden L. Shisler                               Director    By /s/ STEVEN SAVINI
---------------------------                                  -------------------
Arden L. Shisler                                                 Steven Savini
                                                               Attorney-in-Fact
Robert L. Stewart                              Director
---------------------------
Robert L. Stewart